As filed with the Securities and Exchange Commission on April 27, 2021

Registration No. 333-05265 and 811-07655

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment [   ]

Post-Effective Amendment No. 142 [X]

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 145 [X]

(Check appropriate box or boxes)

DRIEHAUS MUTUAL FUNDS

(Exact Name of Registrant as Specified in Charter)

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

(Address of Principal Executive Offices, including Zip Code)

(312) 587-3800

(Registrant’s Telephone Number, including Area Code)

JANET L. MCWILLIAMS, ESQ.

DRIEHAUS CAPITAL MANAGEMENT LLC

25 EAST ERIE STREET

CHICAGO, ILLINOIS 60611

(Name and Address of Agent for Service)

COPY TO:

RENEE M. HARDT, ESQ.

VEDDER PRICE P.C.

222 NORTH LASALLE STREET

CHICAGO, ILLINOIS 60601

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)
[X]	On April 30, 2021 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
dated April 30, 2021

DRIEHAUS

MUTUAL FUNDS

Driehaus Emerging Markets Small Cap Growth Fund *DRESX

Driehaus Emerging Markets Opportunities Fund *DMAGX

Driehaus International Small Cap Growth Fund *DRIOX

Driehaus Micro Cap Growth Fund *DMCRX

Driehaus Small/Mid Cap Growth Fund *DSMDX

Driehaus Event Driven Fund *DEVDX

The Securities and Exchange Commission (the "SEC") and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful and complete. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summaries
Driehaus Emerging Markets Growth Fund	1
Driehaus Emerging Markets Small Cap Growth Fund	6
Driehaus Emerging Markets Opportunities Fund	11
Driehaus International Small Cap Growth Fund	19
Driehaus Micro Cap Growth Fund	24
Driehaus Small Cap Growth Fund	29
Driehaus Small/Mid Cap Growth Fund	34
Driehaus Event Driven Fund	38
Additional Information About the Funds	46
Goal of the Equity Funds	46
Who May Want to Invest in the Equity Funds	46
Goal of the Credit Funds	46
Who May Want to Invest in the Credit Funds	46
Investment Adviser	47
Investment Philosophy of the Equity Funds	47
Investment Philosophy of the Credit Funds	47
Fund Distributions	48
Investment Objectives and Principal Investment Strategies	48
Principal Risks	57
Other Investment Strategies and Risks	66
Management of the Funds	70
Shareholder Information	75
Net Asset Value	75
Available Share Classes	75
Opening an Account	76
How to Purchase Shares	76
Financial Intermediaries and Shareholder Servicing	77
General Purchase Information	78
How to Redeem Shares	79
General Redemption Information	80
Policies and Procedures Regarding Frequent Purchases and Redemptions	81
Shareholder Services and Policies	82
Dividend Policies	83
Distributions and Taxes	83
Financial Highlights	86
Historical Performance Information for Similar Small/Mid Cap Growth Accounts Managed by the Investment Adviser	96
For More Information	Back Cover

Driehaus Emerging Markets Growth Fund Investor Shares: DREGX Institutional Shares: DIEMX

Investment Objective

Driehaus Emerging Markets Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Investor Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None	None
Maximum Deferred Sales Charge	None	None
Maximum Sales Charge Imposed on Reinvested Dividends	None	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%	1.00%
Other Expenses	0.39%	0.17%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses*	1.41%	1.19%

*

The information in the Financial Highlights does not include Acquired Fund Fees and Expenses, and therefore, Total Annual Fund Operating Expenses do not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$144	$446	$771	$1,691
Institutional Shares	$121	$378	$654	$1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 203% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers, and under normal market conditions, invests substantially all (no less than 80%) of its net assets (plus the amount of borrowings for investment purposes) in emerging markets companies. Emerging market companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made or services performed in or with emerging market countries. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Fund may invest significant assets in any single emerging market country. The Fund generally defines an “emerging market” as including, but not limited to, any of the countries or markets represented in the MSCI Emerging Markets Index, or any other country or market with similar emerging characteristics. The Fund may invest in companies with limited or no operating histories. The Fund frequently and actively trades its portfolio securities.

Investment decisions for the Fund’s growth style of investing, for those companies with operating histories, are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that a company possesses the ability to undergo an incrementally positive change in growth and earnings trajectories. These decisions involve evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The investment adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities. The evaluation of behavioral and macro factors represents significant aspects of the investment adviser’s philosophy and are integrated into the investment adviser’s bottom-up analysis on individual securities. The decision is also informed by the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s investment adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in foreign securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. Due to the uncertainty caused by pandemic risks, global markets may experience increased volatility which could adversely affect the performance of the Fund’s investments.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; U.S. and foreign government actions, such as the imposition of tariffs, economic and trade sanctions or embargoes; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall net asset value. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad.

Emerging Market Risk. The Fund invests primarily in emerging markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Allocation Risk. The Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

Risks of Investment in Far East. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and overextension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic, and social conditions. The Asian region, and particularly China and South Korea, may be adversely affected by political, military, economic, and other factors related to North Korea.

Risk of Investing in China. The Chinese economy may be negatively impacted by trade or political disputes with China’s major trading partners, including the U.S., a decrease in the global demand for Chinese exports or a reduction in spending by Chinese consumers on domestic products. The central government in China has historically exercised significant control over China’s economy through state ownership and administrative regulation. Government action could have a substantial adverse effect on economic conditions in China, the economic prospects for and the market prices and liquidity of the securities of Chinese companies and the payment of dividends and interest by Chinese companies. In addition, expropriation, including nationalization; confiscatory taxation, political, economic or social instability, environmental issues, or other developments could adversely affect and significantly diminish the value of the Chinese companies in which the Fund invests.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed to shareholders.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility—or variability—of the Fund’s Investor Shares annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of two broad-based securities indices. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com/performance or by calling 1-800-560-6111.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 22.42% (quarter ended 6/30/20) and the lowest return for a quarter was -21.15% (quarter ended 3/31/20).

Average Annual Total Returns as of December 31, 2020	1 Year	5 Years	10 Years
Driehaus Emerging Markets Growth Fund – Investor Shares
Return Before Taxes	27.31%	15.06%	6.50%
Return After Taxes on Distributions	26.57%	14.59%	5.94%
Return After Taxes on Distributions and Sale of Fund Shares	16.67%	12.05%	5.04%
Driehaus Emerging Markets Growth Fund – Institutional Shares
Return Before Taxes	27.60%	15.22%	6.58%
MSCI Emerging Markets Index – Net (reflects no deduction for fees, expenses or taxes)	18.31%	12.81%	3.63%
MSCI Emerging Markets Growth Index – Net* (reflects no deduction for fees, expenses or taxes)	31.33%	16.23%	6.21%

*	The additional index shows how the Fund’s performance compares with the returns of an index with a growth bias.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown only for Investor Shares and after-tax returns for Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

For periods prior to the inception of the Institutional Shares class on July 17, 2017, the performance shown for the Institutional Shares is based on the historical performance of the Fund’s Investor Shares. Institutional Shares would have substantially similar annual returns because the shares are invested in the same portfolio and would differ only to the extent that the shares do not have the same expenses.

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Howard Schwab, Portfolio Manager of DCM Lead Portfolio Manager of the Fund since 8/07	Chad Cleaver, Portfolio Manager of DCM Portfolio Manager of the Fund since 5/12 (Assistant Portfolio Manager of the Fund 5/08-4/12)	Richard Thies, Portfolio Manager of DCM Portfolio Manager of the Fund since 5/16 (Assistant Portfolio Manager of the Fund 5/14-4/16)

Purchase and Sale of Fund Shares

The Fund is closed to new investors. For additional information, please see “Shareholder Information — General Purchase Information.” The following is applicable to eligible investors:

	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
Investor Shares	$ 10,000	$ 2,000	$ 2,000	$ 500	$ 100	$ 300
Institutional Shares	$ 500,000	None	$ 500,000	None	N/A	N/A

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, P.O. Box 4766, Chicago, IL 60680-4766, or by overnight delivery addressed to Driehaus Mutual Funds, c/o Northern Trust, 333 South Wabash Avenue, W-38, Chicago, IL 60604, or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Driehaus Emerging Markets Small Cap Growth Fund Ticker: DRESX

Investment Objective

Driehaus Emerging Markets Small Cap Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee*	1.10%
Other Expenses	0.57%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.68%
Expense Reimbursement**	(0.43%)
Total Annual Fund Operating Expenses After Expense Reimbursement***	1.25%

*

The Management Fee has been restated to reflect a full year at the effective rate, which became effective December 31, 2020, and therefore, Total Annual Fund Operating Expenses do not correlate to the “ratio of expenses to average net assets” in the Financial Highlights.

**

The Expense Reimbursement has been restated to reflect a full year at the effective rate, which became effective December 31, 2020. Driehaus Capital Management LLC, the Fund’s investment adviser, has entered into a contractual agreement to waive a portion of its Management Fee and to reimburse operating expenses to the extent necessary to cap the Driehaus Emerging Markets Small Cap Growth Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales and other investment-related costs, acquired fund fees and expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.24% of average daily net assets until the earlier of the termination of the investment advisory agreement to take effect upon shareholder approval thereof, by the Board of Trustees or the Fund’s shareholders, or April 30, 2023. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement was made, the investment adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver as well as the existing operating expense cap. Because of this agreement, the Fund may pay the investment adviser less than the contractual management fee. The information in the Financial Highlights does not include the restatement of the fees described and therefore, the total Annual Fund Operating Expenses,and therefore, Total Annual Fund Operating Expenses do not correlate to the “ratio of expenses to average net assets” in the Financial Highlights.

***

The information in the Financial Highlights does not include the Restatement of the Management Fee, the Restatement of the Expense Reimbursement, or Acquired Fund Fees and Expenses, and therefore, Total Annual Fund Operating Expenses do not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Expense Reimbursement shown in the Annual Fund Operating Expenses table is reflected for the first year in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 127	$ 443	$ 829	$1,913

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 248% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers. Under normal market conditions, the Fund invests substantially all (no less than 80%) of its net assets (plus the amount of borrowings for investment purposes) in small capitalization emerging markets companies. For purposes of the Fund, the investment adviser considers a company to be a small capitalization company if it is within the same market capitalization range at the time of investment as those included in the MSCI Emerging Markets Small Cap Index. For the avoidance of doubt, while the reference index is “float-adjusted,” meaning it excludes closely held and other shares unavailable to investors, the investment adviser does not consider a float-adjustment when determining the market capitalization of a company. As of March 31, 2021, 98% of the MSCI Emerging Markets Small Cap Index consisted of companies with a market capitalization of less than $6 billion.

Emerging markets companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made or services performed in or with emerging market countries. The Fund generally defines an “emerging market” as including, but not limited to, any of the countries or markets represented in the MSCI Emerging Markets Index, or any other country or market with similar emerging characteristics. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Fund may invest significant assets in any single emerging market country. The Fund may invest in companies with limited or no operating histories. The Fund frequently and actively trades its portfolio securities.

Investment decisions for the Fund’s growth style of investing, for those companies with operating histories, are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that a company possesses the ability to undergo an incrementally positive change in growth and earnings trajectories. These decisions involve evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The investment adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities. The evaluation of behavioral and macro factors represents significant aspects of the investment adviser’s philosophy and are integrated into the investment adviser’s bottom-up analysis on individual securities. The decision is also informed by the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s investment adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in foreign securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. Due to the uncertainty caused by pandemic risks, global markets may experience increased volatility which could adversely affect the performance of the Fund’s investments.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; U.S. and foreign government actions, such as the imposition of tariffs, economic and trade sanctions or embargoes; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, illiquidity, expropriation, devaluation or other adverse political or social developments.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall net asset value. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad.

Emerging Market Risk. The Fund invests primarily in emerging markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Allocation Risk. The Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

Risks of Investment in Far East. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and overextension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic, and social conditions. The Asian region, and particularly China and South Korea, may be adversely affected by political, military, economic, and other factors related to North Korea.

Risk of Investing in China. The Chinese economy may be negatively impacted by trade or political disputes with China’s major trading partners, including the U.S., a decrease in the global demand for Chinese exports or a reduction in spending by Chinese consumers on domestic products. The central government in China has historically exercised significant control over China’s economy through state ownership and administrative regulation. Government action could have a substantial adverse effect on economic conditions in China, the economic prospects for and the market prices and liquidity of the securities of Chinese companies and the payment of dividends and interest by Chinese companies. In addition, expropriation, including nationalization; confiscatory taxation, political, economic or social instability, environmental issues, or other developments could adversely affect and significantly diminish the value of the Chinese companies in which the Fund invests.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed to shareholders.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility—or variability—of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of two broad-based securities indices. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com/performance or by calling 1-800-560-6111.

The Fund’s performance shown below includes the performance of the Driehaus Emerging Markets Small Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Predecessor Limited Partnership was established on December 1, 2008, and the Fund succeeded to the Predecessor Limited Partnership’s assets on August 22, 2011. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. After-tax performance returns are not included for the Predecessor Limited Partnership. The Predecessor Limited Partnership was not a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and therefore did not distribute current or accumulated earnings and profits and was not subject to the diversification and source of income requirements applicable to regulated investment companies.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 32.14% (quarter ended 6/30/20) and the lowest return for a quarter was -22.32% (quarter ended 3/31/20).

Average Annual Total Returns as of December 31, 2020	1 Year	5 Years	10 Years
Driehaus Emerging Markets Small Cap Growth Fund
Return Before Taxes	33.56%	10.25%	6.71%
Return After Taxes on Distributions	33.30%	10.17%	6.55%
Return After Taxes on Distributions and Sale of Fund Shares	19.96%	8.13%	5.35%
MSCI Emerging Markets Small Cap Index – Net (reflects no deduction for fees, expenses or taxes)	19.29%	8.19%	2.29%
MSCI Emerging Markets Small Cap Growth Index – Net* (reflects no deduction for fees, expenses or taxes)	25.56%	7.14%	2.10%

*	The additional index shows how the Fund’s performance compares with the returns of an index with a growth bias.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Chad Cleaver, Portfolio Manager of DCM Lead Portfolio Manager of the Fund since 8/11	Howard Schwab, Portfolio Manager of DCM Portfolio Manager of the Fund since 8/11	Richard Thies, Portfolio Manager of DCM Portfolio Manager of the Fund since 5/16

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, P.O. Box 4766, Chicago, IL 60680-4766, or by overnight delivery addressed to Driehaus Mutual Funds, c/o Northern Trust, 333 South Wabash Avenue, W-38, Chicago, IL 60604, or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Driehaus Emerging Markets Opportunities Fund Ticker: DMAGX

Investment Objective

Driehaus Emerging Markets Opportunities Fund (the “Fund”) seeks to maximize total return. Total return is the sum of capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%
Other Expenses	0.72%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses	1.67%
Expense Reimbursement*	(0.63)%
Total Annual Fund Operating Expenses After Expense Reimbursement**	1.04%

*

Driehaus Capital Management LLC, the Fund’s investment adviser, has entered into a contractual agreement to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.99% of average daily net assets until the earlier of the termination of the investment advisory agreement to take effect upon shareholder approval thereof, by the Board of Trustees or the Fund’s shareholders, or April 30, 2022. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement is made, the investment adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver / expense reimbursement as well as the current operating expense cap. Because of this agreement, the Fund may pay the investment adviser less than the contractual management fee.

**

The information in the Financial Highlights does not include Acquired Fund Fees and Expenses, and therefore, Total Annual Fund Operating Expenses do not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense reimbursement shown in the Annual Fund Operating Expenses table is reflected for the first year in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$465	$848	$1,923

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio.

Principal Investment Strategy

The Fund is actively managed by the Fund’s investment adviser. Under normal market conditions, the Fund invests substantially all (no less than 80%) of its net assets (plus the amount of borrowings for investment purposes) in emerging markets securities. Issuers of emerging markets securities may include: (i) issuers organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) issuers which, regardless of where organized or where securities traded, have significant economic exposure in or with emerging market countries. The investment adviser will deem an issuer to have significant economic exposure to emerging markets if the issuer has at least 50% of its assets in emerging markets or derives or is expected to derive (in the opinion of the investment adviser) at least 50% of its total revenue or profit from goods purchased or sold, services performed, or sales or investments made in emerging markets. The Fund generally defines an “emerging market” as including, but not limited to, any of the countries or markets represented in the MSCI Emerging Markets Index, or any other country or market with similar emerging characteristics.

The Fund opportunistically invests across multiple asset classes and various security types including equity securities, American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), exchange-traded funds (”ETFs”), currencies, debt securities such as corporate and sovereign/government bonds, equity-convertible securities such as warrants, rights, and options, and derivative securities such as futures contracts, forwards, options and swaps. The Fund may take both long and short positions across these asset classes.

In managing the Fund, the investment adviser uses an investment approach that integrates top-down (focusing on the economy and market trends) analysis of the overall economy and bottom-up (focusing on individual stocks) analysis of individual securities. From a top-down perspective, the investment adviser looks at the relative value of securities across asset classes to identify assets to include in the Fund’s portfolio. Bottom-up analysis employs a growth style of investing based on the determination that, for those companies with operating histories, a company’s revenue and earnings growth can materially exceed market expectations. Bottom-up analysis involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The investment adviser’s decision to buy or sell a security is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. The investment adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities.

The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments, and its assets may at times be concentrated in a particular country or region. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one market or country at a given time; the Fund may invest significant assets in any single market or country. The composition and asset allocation of the Fund’s investment portfolio will vary over time. For example, during certain times, the Fund’s investment portfolio may be heavily weighted in equity securities, while during other times, the Fund’s investment portfolio may be heavily weighted in debt securities. There are no limitations on the magnitude of such weightings. The securities and instruments in which the Fund invests may also be concentrated in a particular country, asset class, segment of the economy, or issuer. The Fund may invest in issuers across all market capitalizations as well as in issuers with limited or no operating histories. The Fund may invest in debt securities with a range of maturities from short to long term. Debt securities may include below investment grade debt securities (“junk bonds”) which are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal.

The Fund’s investments in derivatives provide long and short exposures to equity securities, ETFs, debt securities, commodities, currencies and interest rate movements. Derivatives may provide more efficient and economical exposure to market segments than direct investments and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. The Fund may purchase or write options on equity securities, ETFs and other similar securities, as well as on futures and foreign currencies. The Fund may also engage in short sale transactions. In seeking to achieve its investment objective, the Fund may invest in deliverable and non-deliverable foreign currency forwards, credit default swaps, and interest rate swaps. Derivatives may be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations, as well as for speculative purposes to achieve the Fund’s investment objective.

In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, may hold a currency even if the Fund does not hold any securities denominated in that currency, and may have long or short exposure to a currency.

The Fund may hold a substantial position in cash and money market instruments. The cash holdings of the Fund will vary significantly based on the investment adviser’s use of derivatives. Generally, as the Fund holds more derivatives, the Fund will be required to post more cash margin, resulting in a higher cash balance.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for investors who seek to maximize total return. Of course, there can be no assurance that the Fund will achieve its objective. As with any investment, you may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that the value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. Due to the uncertainty caused by pandemic risks, global markets may experience increased volatility which could adversely affect the performance of the Fund’s investments.

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; U.S. and foreign government actions, such as imposition of tariffs, economic and trade sanctions or embargoes; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, illiquidity, expropriation, devaluation or other adverse political or social developments. To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall net asset value. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad.

Emerging Market Risk. The Fund invests in and is otherwise exposed to emerging markets and therefore the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Frontier Market Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.

Short Sale Risk. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales may also cause the Fund to have higher expenses than those of other funds due to the payment of dividends and interest, if any, in connection with the short position as well as the cost to borrow the security.

Main Risks of Derivatives. Derivative instruments (such as swaps, options, futures and forwards) often have risks similar to their underlying currency, security or index, in addition to other risks. The use of derivatives also involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk of imperfect correlation between the value of the derivative and the underlying instrument. Derivative instruments may give rise to leverage and losses on derivatives may substantially exceed the initial investment. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. Further, since the Fund may invest in derivatives for speculative purposes, losses from speculative positions in a derivative may be much greater than the derivative’s original cost and may be substantial. With over-the-counter derivatives, there is the risk that the other party to the transaction could default. Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of its corresponding instrument. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Deliverable and Non-Deliverable Foreign Currency Forwards and Options Risk. Deliverable and non-deliverable foreign currency forward and options contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. The use of forward and options contracts could reduce performance if there are unanticipated changes in currency prices. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. The Fund’s ability to establish and closeout positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Options and Futures Contracts Risk. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Fund’s investment adviser’s prediction of movements in the underlying reference securities, interest rate or currency markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Swaps Risk. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the agreement), credit risk and pricing risk (i.e., swaps may be difficult to value). In addition, it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. As a result of the Dodd-Frank Act, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps are subject to initial and variation margin requirements. Variation margin requirements were phased in during 2017, and initial margin requirements could be completely phased in by September 2022. Such future regulation of the swaps markets may make swaps more costly, may limit the availability of swaps, or may otherwise adversely affect the value or performance of swaps. Any such adverse future developments could impair the effectiveness of the Fund’s swaps transactions and cause the Fund to lose value.

Sovereign Debt Obligation Risk. No established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected in, among other things, its inflation rate, the amount of external debt and its gross domestic product, will also affect the government’s ability to honor its obligations.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment and extension risk as well as call risk. Credit risk is the failure of an issuer or borrower to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond or creditworthiness of a borrower, which can cause the security’s price to fall, potentially lowering the Fund’s share price. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the Fund’s share price. The longer a debt security’s effective maturity and duration, the more its price is likely to react to interest rates.

Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as prepayment risk. When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may fall sharply. This is referred to as extension risk. If an issuer calls its bond before its maturity date during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.

Fixed-Income Market Risk. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets and the related derivatives markets. Under some circumstances, those concerns could cause reduced liquidity in certain debt securities markets and the related derivative traded securities. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

High Yield Risk. Low-rated and comparable unrated securities (“junk bonds”), while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, junk bonds tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund’s ability to sell particular securities.

Allocation Risk. The Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

Risk of Investing in China. The Chinese economy may be negatively impacted by trade or political disputes with China’s major trading partners, including the U.S., a decrease in the global demand for Chinese exports or a reduction in spending by Chinese consumers on domestic products. The central government in China has historically exercised significant control over China’s economy through state ownership and administrative regulation. Government action could have a substantial adverse effect on economic conditions in China, the economic prospects for and the market prices and liquidity of the securities of Chinese companies and the payment of dividends and interest by Chinese companies. In addition, expropriation, including nationalization; confiscatory taxation, political, economic or social instability, environmental issues, or other developments could adversely affect and significantly diminish the value of the Chinese companies in which the Fund invests.

Risks of Investment in Far East. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and overextension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic, and social conditions. The Asian region, and particularly China and South Korea, may be adversely affected by political, military, economic, and other factors related to North Korea.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed. To the extent the Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Exchange-Traded Funds Risk. The Fund may purchase shares of exchange-traded funds (“ETFs”). All ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the index is designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs. An adverse effect of liquidity on ETF shares may lead to differences between the ETF’s net asset value and market value.

Liquidity Risk. When there is little or no active trading market for specific types of securities or an unusually high volume of redemptions or other similar conditions it can become more difficult to sell the securities at or near their perceived value or the Fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. In such a market, the value of such securities and the Fund’s share price may decrease and in extreme conditions, the Fund could have difficulty meeting redemption requests. No active trading market may exist for some derivatives, bonds or equity securities. Certain securities may be subject to restrictions on resale. The inability to dispose of (or convert to cash) derivatives, bonds, ETFs or equity securities in a timely fashion could result in losses to the Fund.

Risks of Holding Cash or Similar Instruments. During periods when the Fund holds a substantial position in cash and money market instruments, the Fund will earn less income than it would if it invested in higher yielding securities. Holding a large cash position for an extended period of time may result in the Fund not achieving its investment objective. To the extent that the Fund invests in money market mutual funds for its cash position, the Fund will indirectly bear its pro rata portion of such funds’ management fees and operational expenses. These expenses are in addition to the expenses the Fund bears directly in connection with its own operations.

Manager Risk. How the investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

Main Risks of Equity Securities. The risks that could affect the value of the Fund’s shares and the total return on an investment in the Fund include the possibility that the equity securities held by the Fund (such as common stocks, preferred stocks, convertible securities, rights and warrants) will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, or factors directly related to a specific company. In a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Micro-Cap Company Risk. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the Fund’s estimate of the company’s current worth, also involve increased risk.

Depositary Receipts. The Fund may invest in foreign securities in the form of depositary receipts which include American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) (collectively “Depository Receipts”). Investment in Depository Receipts does not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, tax, currency and regulatory risk. To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. In the case of an unsponsored Depository Receipt, the Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored Depository Receipt. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart will show the volatility — or variability — of the Fund’s annual total returns over time. The table shows the Fund’s average annual total returns for certain time periods compared to the return of two broad-based market indices. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Updated performance information is available by visiting www.driehaus.com/performance or by calling 1-800-560-6111.

Annual Returns for the years ended December 31

During the period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 6/30/20) and the lowest return for a quarter was -18.09% (quarter ended 3/31/20).

Average Annual Total Returns as of December 31, 2020	1 Year	Since Inception (4/10/17-12/31/20)
Driehaus Emerging Markets Opportunities Fund
Return Before Taxes	30.09%	14.64%
Return After Taxes on Distributions	29.38%	13.70%
Return After Taxes on Distributions and Sale of Fund Shares	18.29%	11.22%
MSCI Emerging Markets Index-Net (reflects no deduction for fees, expenses or taxes)	18.31%	10.86%
MSCI Emerging Markets/JP Morgan Global Bond Index Emerging Markets Global Diversified Equally Weighted Blended Index* (reflects no deduction for fees, expenses or taxes)	10.59%	7.93%

*	This additional index shows how the Fund’s performance compares with the returns of an index tracking a blend of equity and debt securities in the emerging markets.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Richard Thies Portfolio Manager of DCM Lead Portfolio Manager of the Fund since 4/17 Chad Cleaver Portfolio Manager of DCM Portfolio Manager of the Fund since 4/17	Howard Schwab Portfolio Manager of DCM Portfolio Manager of the Fund since 4/17 Jonathon Mershimer Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 4/20

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, P.O. Box 4766, Chicago, IL 60680-4766, or by overnight delivery addressed to Driehaus Mutual Funds, c/o Northern Trust, 333 South Wabash Avenue, W-38, Chicago, IL 60604, or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Driehaus International Small Cap Growth Fund Ticker: DRIOX

Investment Objective

Driehaus International Small Cap Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses*	1.24%

*

The information in the Financial Highlights does not include Acquired Fund Fees and Expenses, and therefore, Total Annual Fund Operating Expenses do not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$126	$393	$681	$1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers, and under normal market conditions, invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of non-U.S. small capitalization companies. The investment adviser considers non-U.S. small capitalization companies to be companies located in the same countries and within the same market capitalization range at the time of investment as those included in the MSCI All Country World ex USA Small Cap Growth Index. For the avoidance of doubt, while the reference index is “float-adjusted,” meaning it excludes closely held and other shares unavailable to investors, the investment adviser does not consider a float-adjustment when determining the market capitalization of a company. As of March 31, 2021, approximately 97% of the MSCI All Country World ex USA Small Cap Growth Index consisted of companies with a market capitalization of less than $8 billion. The Fund seeks to be opportunistic in pursuing companies that meet its criteria regardless of geographic location and, therefore, at certain times, the Fund could have sizeable positions in either developed countries or emerging markets. In addition, while the Fund will invest primarily in the equity securities of non-U.S. companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of U.S. companies. The Fund may invest in companies with limited or no operating histories. The Fund frequently and actively trades its portfolio securities.

The Fund generally defines an “emerging market” as including, but not limited to, any of the countries or markets represented in the MSCI Emerging Markets Index, or any other country or market with similar emerging characteristics. The amount of the Fund’s assets invested in emerging markets will vary over time and could be substantial. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country, although at all times the Fund must be invested in at least three countries (not limited to emerging markets countries).

Investment decisions for the Fund’s growth style of investing, for those companies with operating histories, are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that the security is at an attractive entry point. These decisions involve evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The investment adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities. The decision is also informed by the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s investment adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in foreign securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. Due to the uncertainty caused by pandemic risks, global markets may experience increased volatility which could adversely affect the performance of the Fund’s investments.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The Fund invests in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets, U.S. and foreign actions, such as the imposition of tariffs, economic and trade sanctions or embargoes; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments.

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall net asset value. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad.

Emerging Market Risk. The Fund invests in emerging markets and therefore, the risks described above for foreign securities are typically increased. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Small-Sized Company Risk. The Fund invests in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Allocation Risk. The Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

Risks of Investment in Far East. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and overextension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic, and social conditions. The Asian region, and particularly China and South Korea, may be adversely affected by political, military, economic, and other factors related to North Korea.

Risks of Investment in Europe. Adverse economic, political or social developments in Europe, or in a particular European country, could have a negative effect on the value of the Fund’s portfolio. Many European countries are members of the European Union and, as members, such countries share a common currency and certain fiscal policies. As of January 1, 2021, the United Kingdom’s withdrawal from the European Union’s single market and customs union became effective due to the end of the Brexit transition period, and the post-Brexit trade deal between the European Union and the United Kingdom taking effect on December 31, 2020. The impact that the United Kingdom’s withdrawal from the European Union will have on the European Union, the economies of individual European countries, and the broader global economy remains uncertain. In addition, if one or more other countries were to abandon the European Union, the value of the Fund’s portfolio with respect to such countries could be adversely affected.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed to shareholders.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility—or variability—of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com/performance or by calling 1-800-560-6111.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 27.52% (quarter ended 6/30/20) and the lowest return for a quarter was -25.38% (quarter ended 3/31/20).

Average Annual Total Returns as of December 31, 2020	1 Year	5 Years	10 Years
Driehaus International Small Cap Growth Fund
Return Before Taxes	29.71%	13.26%	9.89%
Return After Taxes on Distributions	27.30%	10.94%	7.90%
Return After Taxes on Distributions and Sale of Fund Shares	19.22%	9.87%	7.32%
MSCI All Country World ex USA Small Cap Growth Index – Net (reflects no deduction for fees, expenses or taxes)	23.69%	10.92%	6.97%

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Daniel Burr, Portfolio Manager of DCM Portfolio Manager of the Fund since 5/14	David Mouser, Portfolio Manager of DCM Portfolio Manager of the Fund since 9/07	Ryan Carpenter, Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 5/10

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, P.O. Box 4766, Chicago, IL 60680-4766, or by overnight delivery addressed to Driehaus Mutual Funds, c/o Northern Trust, 333 South Wabash Avenue, W-38, Chicago, IL 60604, or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Driehaus Micro Cap Growth Fund Ticker: DMCRX

Investment Objective

Driehaus Micro Cap Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.25%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.46%

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$149	$462	$797	$1,746

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. micro-capitalization (“micro-cap”) companies. For purposes of the Fund, the investment adviser considers a company to be a micro-cap company if it is within the same market capitalization range at the time of investment as those included in the Russell Microcap® Growth Index. For the avoidance of doubt, while the reference index is “float-adjusted,” meaning it excludes closely held and other shares unavailable to investors, the investment adviser does not consider a float-adjustment when determining the market capitalization of a company. As of March 31, 2021, approximately 89% of the Russell Microcap® Growth Index consisted of companies with a market capitalization of less than $3.5 billion. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. In addition, while the Fund will invest primarily in the equity securities of U.S. micro-cap companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of non-U.S. companies that trade in the U.S. or in securities of companies above the capitalization range of the Russell Microcap® Growth Index. The Fund may invest in companies with limited or no operating histories. The Fund frequently and actively trades its portfolio securities.

Investment decisions for the Fund’s growth style of investing are based on the belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. These decisions involve evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. The investment adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities. The decision is also informed by the evaluation of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. The Fund sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in equity investing. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. Due to the uncertainty caused by pandemic risks, global markets may experience increased volatility which could adversely affect the performance of the Fund’s investments.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Small- and Medium-Sized Company Risk. The Funds invest in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in some instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Micro-Cap Company Risk. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the investment adviser’s estimate of the company’s current worth, also involve increased risk.

Allocation Risk. The Fund’s overall risk level will depend on the market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, industry or market sector and may fluctuate more than that of a less focused fund.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Health Care Securities Risk. Because the Fund has a significant allocation to the health care sector, it may be vulnerable to setbacks in the industries in that sector. Health care companies may be negatively affected by scientific or technological developments, research and development costs, increased competition within the health care sector, rapid product obsolescence and patent expirations. The price of securities of health care companies may fluctuate widely due to changes in legislation or other government regulations, including uncertainty regarding health care reform and its long-term impact, reductions in government funding and the unpredictability of winning government approvals.

Consumer Discretionary Risk. Because the Fund has a significant allocation to the consumer discretionary sector, it may be vulnerable to setbacks in the industries in that sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Information Technology Securities Risk. Because the Fund has a significant allocation to the information technology sector, it may be vulnerable to setbacks in the industries in that sector. Generally, the companies in this sector develop, produce or distribute products or services related to computer hardware, software, semi-conductors and electronics. Technology companies may be vulnerable to market saturation and rapid product obsolescence. Many technology companies operate in a constantly changing environment and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. In addition, technology company securities may be subject to abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, changing consumer preferences, aggressive pricing of products and services, new market entrants and dependency on patent protection.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed to shareholders.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com/performance or by calling 1-800-560-6111.

The Fund’s performance shown below includes the performance of the Driehaus Micro Cap Fund, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1996, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Institutional Micro Cap Fund, L.P. (together, the “Limited Partnerships”) on November 18, 2013. The investment portfolios of the Limited Partnerships were identical and therefore had similar performance. The Fund is managed by the same investment team that managed the Predecessor Limited Partnership, with Mr. James as the portfolio manager since 1998 and Mr. Buck as the assistant portfolio manager since 2009, and Driehaus Institutional Micro Cap Fund, L.P, since its inception in 2011. The restated performance of the Predecessor Limited Partnership is shown here because it was in operation longer. The Limited Partnerships were not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus were not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Limited Partnerships had been registered under the 1940 Act, their performance may have been adversely affected. Accordingly, future Fund performance may be different than the Predecessor Limited Partnership’s restated past performance. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. After-tax performance returns are not included for the Predecessor Limited Partnership. The Limited Partnerships were not regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and therefore did not distribute current or accumulated earnings and profits and were not subject to the diversification and source of income requirements applicable to regulated investment companies.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 54.83% (quarter ended 6/30/20) and the lowest return for a quarter was -29.14% (quarter ended 9/30/11).

Average Annual Total Returns as of December 31, 2020	1 Year	5 Years	10 Years
Driehaus Micro Cap Growth Fund
Return Before Taxes	85.60%	30.46%	20.24%
Return After Taxes on Distributions	77.26%	25.98%	16.89%
Return After Taxes on Distributions and Sale of Fund Shares	54.87%	23.53%	15.58%
Russell Microcap® Growth Index (reflects no deduction for fees, expenses or taxes)	40.13%	13.08%	11.57%

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Jeffrey James, Portfolio Manager of DCM Lead Portfolio Manager of the Fund since 1/20 (Portfolio Manager of the Fund from 11/13 – 1/20)	Michael Buck, Portfolio Manager of DCM Portfolio Manager of the Fund since 1/20 (Assistant Portfolio Manager of the Fund from 11/13 – 1/20)	Prakash Vijayan, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 1/20

Purchase and Sale of Fund Shares

The Fund is closed to new investors. For additional information, please see “Shareholder Information — General Purchase Information.” The following is applicable to eligible investors:

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, P.O. Box 4766, Chicago, IL 60680-4766, or by overnight delivery addressed to Driehaus Mutual Funds, c/o Northern Trust, 333 South Wabash Avenue, W-38, Chicago, IL 60604, or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Driehaus Small Cap Growth Fund Investor Shares: DVSMX Institutional Shares: DNSMX

Investment Objective

Driehaus Small Cap Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Investor Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None	None
Maximum Deferred Sales Charge	None	None
Maximum Sales Charge Imposed on Reinvested Dividends	None	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.60%
Other Expenses	0.75%	0.20%
Total Annual Fund Operating Expenses	1.35%	0.80%
Expense (Reimbursement)/Recoupment*	(0.15)%	0.00%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%	0.80%

*

Driehaus Capital Management LLC, the Fund’s investment adviser, has entered into a contractual agreement to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Shares and 0.95% of average daily net assets for the Institutional Shares until the earlier of the termination of the investment advisory agreement to take effect upon shareholder approval thereof, by the Board of Trustees or the Fund’s shareholders, or April 30, 2023. Pursuant to this agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement was made, the investment adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver as well as the existing operating expense cap. Because of this agreement, the Fund may pay the investment adviser less than the contractual management fee.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense reimbursement shown in the Annual Fund Operating Expenses table is reflected for the first year in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$122	$397	$710	$1,597
Institutional Shares	$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 164% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. small-capitalization (“small-cap”) companies. For purposes of the Fund, the investment adviser considers a company to be a small cap company if it is within the same market capitalization range at the time of investment as those included in the Russell 2000® Growth Index. For the avoidance of doubt, while the reference index is “float-adjusted,” meaning it excludes closely held and other shares unavailable to investors, the investment adviser does not consider a float-adjustment when determining the market capitalization of a company. As of March 31, 2021, approximately 93% of the Russell 2000® Growth Index consisted of companies with a market capitalization of less than $8 billion. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. In addition, while the Fund will invest primarily in the equity securities of U.S. small-cap companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of non-U.S. companies that trade in the U.S. or in securities of companies above the capitalization range of the Russell 2000® Growth Index. The Fund may invest in companies with limited or no operating histories. The Fund frequently and actively trades its portfolio securities.

Investment decisions for the Fund’s growth style of investing are based on the belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. These decisions involve evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. The investment adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities. The decision is also informed by the evaluation of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. The Fund sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in foreign securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. Due to the uncertainty caused by pandemic risks, global markets may experience increased volatility which could adversely affect the performance of the Fund’s investments.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Small- and Medium-Sized Company Risk. The Funds invest in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Micro-Cap Company Risk. The Fund may also invest in the securities of micro-cap companies, which may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the investment adviser’s estimate of the company’s current worth, also involve increased risk.

Allocation Risk. The Fund’s overall risk level will depend on the market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, industry or market sector and may fluctuate more than that of a less focused fund.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Health Care Securities Risk. Because the Fund has a significant allocation to the health care sector, it may be vulnerable to setbacks in the industries in that sector. Health care companies may be negatively affected by scientific or technological developments, research and development costs, increased competition within the health care sector, rapid product obsolescence and patent expirations. The price of securities of health care companies may fluctuate widely due to changes in legislation or other government regulations, including uncertainty regarding health care reform and its long-term impact, reductions in government funding and the unpredictability of winning government approvals.

Information Technology Securities Risk. Because the Fund has a significant allocation to the information technology sector, it may be vulnerable to setbacks in the industries in that sector. Generally, the companies in this sector develop, produce or distribute products or services related to computer hardware, software, semi-conductors and electronics. Technology companies may be vulnerable to market saturation and rapid product obsolescence. Many technology companies operate in a constantly changing environment and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. In addition, technology company securities may be subject to abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, changing consumer preferences, aggressive pricing of products and services, new market entrants and dependency on patent protection.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed to shareholders.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility—or variability—of the Fund’s Investor Shares annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com/performance or by calling 1-800-560-6111.

The Fund’s performance shown includes the performance of Driehaus Institutional Small Cap, L.P. (the “Predecessor Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Fund succeeded to the assets of the Predecessor Partnership, Driehaus Small Cap Investors, L.P., Driehaus Institutional Small Cap Recovery Fund, L.P. and Driehaus Small Cap Recovery Fund, L.P., (together, the “Limited Partnerships”), which were managed by the same investment team with substantially the same investment objective, policies and philosophies as the Fund. The investment portfolios of the Limited Partnerships were identical and therefore had similar performance. The performance of the Predecessor Partnership is shown here because it has been in operation the longest. The Fund succeeded to the Limited Partnerships’ assets on August 21, 2017. The Predecessor Partnership was not registered under the Investment

Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Partnership’s performance has not been restated to reflect estimated expenses applicable to each class of shares of the Fund. Accordingly, future Fund performance may be different than the Predecessor Partnership’s past performance. After-tax performance returns are not included for the Predecessor Partnership. The Predecessor Partnership was not a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and therefore did not distribute current or accumulated earnings and profits and was not subject to the diversification and source of income requirements applicable to regulated investment companies.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 43.51% (quarter ended 6/30/20) and the lowest return for a quarter was -23.62% (quarter ended 12/31/18).

Average Annual Total Returns as of December 31, 2020	1 Year	5 Years	10 Years
Driehaus Small Cap Growth Fund – Investor Shares
Return Before Taxes	63.77%	27.98%	19.81%
Return After Taxes on Distributions	61.20%	26.43%	18.71%
Return After Taxes on Distributions and Sale of Fund Shares	39.30%	22.63%	16.52%
Driehaus Small Cap Growth Fund – Institutional Shares
Return Before Taxes	64.39%	28.23%	19.93%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	34.63%	16.36%	13.48%

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown only for Investor Shares and after-tax returns for Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Jeffrey James, Portfolio Manager of DCM Lead Portfolio Manager of the Fund since 1/20 (Portfolio Manager of the Fund from 8/17 – 1/20)	Michael Buck, Portfolio Manager of DCM Portfolio Manager of the Fund since 1/20 (Portfolio Manager of the Fund from 8/17 – 1/20)	Prakash Vijayan, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 1/20

Purchase and Sale of Fund Shares

	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
Investor Shares	$ 10,000	$ 2,000	$ 2,000	$ 500	$ 100	$ 300
Institutional Shares	$ 500,000	None	$ 500,000	None	N/A	N/A

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, P.O. Box 4766, Chicago, IL 60680-4766, or by overnight delivery addressed to Driehaus Mutual Funds, c/o Northern Trust, 333 South Wabash Avenue, W-38, Chicago, IL 60604, or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Driehaus Small/Mid Cap Growth Fund Ticker: DSMDX

Investment Objective

Driehaus Small/Mid Cap Growth Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Other Expenses	1.98%
Total Annual Fund Operating Expenses	2.58%
Expense Reimbursement*	(1.63)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.95%

*

Driehaus Capital Management LLC, the Fund’s investment adviser, has entered into a contractual agreement to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.95% of average daily net assets until the earlier of the termination of the investment advisory agreement to take effect upon shareholder approval thereof, by the Board of Trustees or the Fund’s shareholders, or May 1, 2023. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period of three years subsequent to the Fund’s commencement of operations on May 1, 2020, the investment adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver/expense reimbursement as well as the current operating expense cap. Because of this agreement, the Fund may pay the investment adviser less than the contractual management fee.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense reimbursement shown in the Annual Fund Operating Expenses table is reflected for the first year in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 97	$ 480	$1,067	$2,660

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategy

The Fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. small-capitalized (“small-cap”) and U.S. medium-capitalized (“mid-cap”)

companies (together, “Small/Mid cap” companies). For purposes of the Fund, the investment adviser considers a company to be a Small/Mid cap company if it is within the same market capitalization range at the time of investment as those included in the Russell 2500® Growth Index. For the avoidance of doubt, while the reference index is “float-adjusted,” meaning it excludes closely held and other shares unavailable to investors, the investment adviser does not consider a float-adjustment when determining the market capitalization of a company. As of March 31, 2021, approximately 92% of the Russell 2500® Growth Index consisted of companies with a market capitalization of less than $17 billion. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. In addition, while the Fund will invest primarily in the equity securities of U.S. Small/Mid cap companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of non-U.S. companies that trade in the U.S. (such as American Depository Receipts or substantially similar instruments that are based on foreign securities) or in securities of companies above the capitalization range of the Russell 2500® Growth Index. The Fund may also invest in companies with limited or no operating histories. The Fund does not employ any industry or sector focus but may from time to time have greater exposure to the securities of issuers within the same industry or sector. The Fund frequently and actively trades its portfolio securities.

Investment decisions for the Fund’s growth style of investing are based on the belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. These decisions involve evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. The investment adviser takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities. The investment decision is also based on the evaluation of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. The Fund sells holdings for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations.

Principal Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks involved in investing in Small/Mid cap securities. Of course, there can be no assurance that the Fund will achieve its objective. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund:

Market Risk. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. Due to the uncertainty caused by pandemic risks, global markets may experience increased volatility which could adversely affect the performance of the Fund’s investments.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.

Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Allocation Risk. The Fund’s overall risk level will depend on the market sectors in which the Fund is invested. Because the Fund may have significant weightings in a particular company, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, industry or market sector and may fluctuate more than that of a less focused fund.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Information Technology Securities Risk. Because the Fund is anticipated to have a significant allocation to the information technology sector, it may be vulnerable to setbacks in the industries in that sector. Generally, the companies in this sector develop, produce or distribute products or services related to computer hardware, software, semi-conductors and electronics. Technology companies may be vulnerable to market saturation and rapid product obsolescence. Many technology companies operate in a constantly changing environment and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. In addition, technology company securities may be subject to abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, changing consumer preferences, aggressive pricing of products and services, new market entrants and dependency on patent protection.

Health Care Securities Risk. Because the Fund is anticipated to have a significant allocation to the health care sector, it may be vulnerable to setbacks in the industries in that sector. Health care companies may be negatively affected by scientific or technological developments, research and development costs, increased competition within the health care sector, rapid product obsolescence and patent expirations. The price of securities of health care companies may fluctuate widely due to changes in legislation or other government regulations, including uncertainty regarding health care reform and its long-term impact, reductions in government funding and the unpredictability of winning government approvals.

American Depository Receipts Risk. ADRs represent ownership of securities in foreign companies and are held in banks and trust companies. ADRs are traded on U.S. exchanges and are U.S. dollar dominated. ADRs are subject to the risks inherent in investing in issuers of foreign securities, which include market, political, currency and regulatory risks.

Manager Risk. How the Fund’s investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or the investment adviser does not implement the strategy successfully.

High Rates of Turnover. It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed to shareholders.

Performance

Because the Fund commenced operations on May 1, 2020, the Fund does not have a full calendar year of performance to report. The Fund’s benchmark is the Russell 2500® Growth Index. When performance data becomes available, it will be posted to the following website: www.driehaus.com/performance or by calling 1-800-560-6111. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. A description of the Fund’s comparative index is provided in the section of the Prospectus entitled “Historical Performance Information for Similar Accounts Managed by the Investment Adviser.”

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Jeffrey James, Portfolio Manager of DCM Lead Portfolio Manager of the Fund since 5/20	Michael Buck, Portfolio Manager of DCM Portfolio Manager of the Fund since 5/20	Prakash Vijayan, Assistant Portfolio Manager of DCM Assistant Portfolio Manager of the Fund since 5/20

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, P.O. Box 4766, Chicago, IL 60680-4766, or by overnight delivery addressed to Driehaus Mutual Funds, c/o Northern Trust, 333 South Wabash Avenue, W-38, Chicago, IL 60604, or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Driehaus Event Driven Fund Ticker: DEVDX

Investment Objective

Driehaus Event Driven Fund seeks to provide positive returns over full-market cycles.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Other Expenses Excluding Dividends and Interest on Short Sales	0.46%
Dividends and Interest on Short Sales	0.13%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses*	1.63%

*

The information in the Financial Highlights does not include Acquired Fund Fees and Expenses, and therefore, Total Annual Fund Operating Expenses do not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights.

Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$166	$514	$887	$1,933

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategy

The Fund is actively managed by using techniques intended to provide positive returns over full-market cycles. In making investment decisions the Fund’s investment adviser, will employ event-driven strategies designed to exploit disparities or inefficiencies in U.S. and foreign (non-U.S.) equity and debt markets. The investment adviser will seek investment opportunities where a catalyst is expected to occur within the near to intermediate term, generally within 12 months, to unlock the value embedded in the investment opportunity. Investment opportunities will often center on corporate events such as bankruptcies, mergers, acquisitions, SPACs (“Special Purpose Acquisition Companies”), refinancings, corporate reactions to government and regulatory agency rulings, earnings surprises and other corporate events. The Fund will invest in a broad range of asset classes, including fixed-income and floating rate debt securities (across credit tiers), loans, equity securities across all market capitalizations, American Depositary Receipts and Global Depositary Receipts, options, futures and swaps. Securities held will be issued by, or be in reference to, U.S. and non-U.S. companies. The Fund may also invest in currencies.

The Fund seeks to target an annualized volatility, as measured by the standard deviation of returns, of less than that of the S&P 500® Index over full-market cycles, which are typically periods of three to five years. Annualized volatility refers to the fluctuation of a security’s value on a yearly basis. The Fund’s volatility will be monitored daily and positions within the Fund will be adjusted as appropriate to attempt to achieve the stated volatility target. The Fund holds both long and short positions in debt securities (both sovereign and corporate), equity securities and currencies. The debt securities held in the Fund may be fixed income or floating rate securities, including fixed and floating rate loans. These securities may have a senior right to repayment (“Senior Loans”) and/or may be of either investment grade or non-investment grade (“junk”) credit quality. Debt securities may or may not have been rated by a rating agency and the investment adviser is not constrained by ratings when selecting debt securities for investment. The Fund may invest in debt securities of any maturity and does not attempt to maintain any pre-set average portfolio maturity or duration. The Fund also invests in common and preferred stocks across all market capitalizations and regions. The Fund may have significant exposure to foreign currencies and interest rates.

The Fund also holds derivative instruments, including swaps, options, futures and forwards that provide long and short exposures to debt securities, equity securities and currencies. The Fund may use derivatives to manage interest rate and currency risk, as part of a hedging strategy (attempting to reduce risk by offsetting one investment position with another) and/or to replicate outright long or short exposures. In addition to investing in outright long and short positions, as part of its investment strategy, the Fund will engage in a variety of arbitrage trading strategies that seek to take advantage of relative value opportunities between two or more securities. The Fund may hold a substantial position in cash and money market instruments. The cash holdings of the Fund will vary significantly based on the investment adviser’s use of equity and credit derivatives. Generally, the more derivatives held within the Fund, the higher its cash balance.

The securities and instruments that the Fund invests in may trade in markets in multiple countries. The Fund’s investments may be highly concentrated in a geographic region or country, including emerging market countries. The Fund will invest in a relatively low number of issuers, making it a nondiversified fund. The Fund may frequently and actively trade its portfolio.

Principal Risks

Event Risk. Event-driven opportunities may not occur as anticipated, resulting in potentially reduced returns or losses to the Fund as it unwinds trades where those opportunities do not materialize as anticipated.

Arbitrage Risk. Employing arbitrage strategies involves the risk that anticipated opportunities do not turn out as planned, resulting in potentially reduced returns or losses to the Fund.

Market Risk. The Fund is subject to market risk, which is the possibility that securities prices overall, including both debt and equity securities, will decline over short or long periods. Securities markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. Due to the uncertainty caused by pandemic risks, global markets may experience increased volatility which could adversely affect the performance of the Fund’s investments.

Main Risks of Equity Securities. The risks that could affect the value of the Fund’s shares and the total return on an investment in the Fund include the possibility that the equity securities held by the Fund (such as common stocks, preferred stocks, convertible securities, rights and warrants) will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, or factors directly related to a specific company. In a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Small- and Medium-Sized Company Risk. The Fund invests in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Micro-Cap Company Risk. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the Fund’s estimate of the company’s current worth, also involve increased risk.

Depositary Receipts Risk. The Funds may invest in foreign securities in the form of depositary receipts which include American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) (collectively “Depository Receipts”). Investment in Depository Receipts does not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, tax, currency and regulatory risk. To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. In the case of an unsponsored Depository Receipt, a Fund may bear higher expenses and encounter greater difficulty in receiving shareholder communications than it would have with a sponsored Depository Receipt. The market value of Depository Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment and extension risk as well as call risk. Credit risk is the failure of an issuer or borrower to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond or creditworthiness of a borrower, which can cause the security’s price to fall, potentially lowering the Fund’s share price. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities. Prices of bonds and Senior Loans tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond and Senior Loan prices and, accordingly, the Fund’s share price. The longer a debt security’s effective maturity and duration, the more its price is likely to react to interest rates. Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” If an issuer “calls” its bond before its maturity date during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield.

Fixed-Income Market Risk. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets and the related derivatives markets. Under some circumstances, those concerns could cause reduced liquidity in certain debt securities markets and the related derivative traded securities. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

High Yield Risk. Low-rated and comparable unrated securities (“junk bonds”), while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, junk bonds tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund’s ability to sell particular securities.

Senior Loan Risk. Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities (each a “Borrower”). These Borrowers operate in a variety of industries and across geographic regions. Investing in Senior Loans involves investment risk and some Borrowers default on their Senior Loan repayments. The risks associated with Senior Loans are similar to the risks of junk bonds, although Senior Loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in Senior Loans typically are below investment grade and are considered speculative because of the credit risks of their Borrowers. Such Borrowers are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with a Fund’s ability to realize the proceeds of Senior Loan sales in a timely way. There is no assurance that the liquidation of the collateral would satisfy the claims of the Borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Senior Loans may not be deemed to be securities and, in such case, may not be afforded the anti-fraud protections of the Federal securities laws in the event of fraud or misrepresentation by a Borrower.

Liquidity Risk. When there is little or no active trading market for specific types of securities or an unusually high volume of redemptions or other similar conditions, it can become more difficult to sell the securities at or near their perceived value or the Fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. In such a market, the value of such securities and the Fund’s share price may decrease and in extreme conditions the Fund could have difficulty meeting redemption requests. No active trading market may exist for some Senior Loans, derivatives, bonds or equities. Certain securities may be subject to restrictions on resale. The inability to dispose of (or convert to cash) Senior Loans, derivatives, bonds or equity securities in a timely fashion could result in losses to the Fund.

Private Placement/Unregistered Securities Risk. Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. The more limited financial information and lack of publicly available prices require the fund to determine a fair value for such investments. The assignments of fair value prices to private placements consider a wide variety of factors and are reviewed on a regular basis and updated as additional information becomes available. However, the valuation involves a significant amount of judgment by the Fund’s independent pricing service and the fair value prices determined for the fund could differ from those of other market participants. Securities acquired through private placements are not registered for resale in the general securities market and may be classified as illiquid.

PIPE Risk. The Fund may make private investments in public equities whose stock is quoted on a stock exchange or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in a PIPE transaction may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell some or all of the securities on short notice, and the sale of the securities could lower the market price of the securities.

SPAC Risk. The Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is a publicly listed acquisition vehicle formed to raise capital and acquire or merge with an existing, private operating company. Typically, SPACs have a predetermined time frame of two years to acquire or merge with a private operating company, and if no acquisition or merger occurs, the SPAC is liquidated. Unless and until the acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions which may increase the volatility of their prices. In addition, these securities may be considered illiquid and/or subject to restrictions on resale.

Manager Risk. How the investment adviser manages the Fund will impact the Fund’s performance. The Fund may lose money if the investment adviser’s investment strategy does not achieve the Fund’s objective or if the investment adviser does not implement the strategy successfully.

Nondiversification. Because the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, it may be subject to greater risks and larger losses than diversified funds. The value of the Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

Main Risks of Derivatives. Derivative instruments (such as swaps, options, futures and forwards) often have risks similar to their underlying currency, security or index, in addition to other risks. The use of derivatives also involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk of imperfect correlation between the value of the derivative and the underlying instrument. Derivative instruments may give rise to leverage and losses on derivatives may substantially exceed the initial investment. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. Further, since the Fund may invest in derivatives for speculative purposes, losses from speculative positions in a derivative may be much greater than the derivative’s original cost and may be substantial. With over-the-counter derivatives, there is the risk that the other party to the transaction could default. Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of its corresponding instrument. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Deliverable and Non-Deliverable Foreign Currency Forwards and Options Risk. Deliverable and non-deliverable foreign currency forward and options contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. The use of forward and options contracts could reduce performance if there are unanticipated changes in currency prices. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. The Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Options and Futures Contracts Risk. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Fund’s investment adviser’s prediction of movements in the underlying reference securities, interest rate or currency markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Swaps Risk. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the agreement), credit risk and pricing risk (i.e, swaps may be difficult to value). In instances where an investment in a swap is meant to be correlated to an investment in the instrument or security underlying the swap, such correlation may not be perfect and/or may not result in the expected outcome due to these added risks. In addition, it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. As a result of the Dodd-Frank Act, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps are subject to initial and variation margin requirements. Variation margin requirements were phased in during 2017, and initial margin requirements could be completely phased in by September 2022. Such future regulation of the swaps markets may make swaps more costly, may limit the availability of swaps, or may otherwise adversely affect the value or performance of swaps. Any such adverse future developments could impair the effectiveness of the Fund’s swaps transactions and cause the Fund to lose value.

Risks of Holding Cash or Similar Instruments. During periods when the Fund holds a substantial position in cash and money market instruments, the Fund will earn less income than it would if it invested in higher yielding securities. Holding a large cash position for an extended period of time may result in the Fund not achieving its investment objective. To the extent that the Fund invests in money market mutual funds for its cash position, the Fund will indirectly bear its pro rata portion of such funds’ management fees and operational expenses. These expenses are in addition to the expenses the Fund bears directly in connection with its own operations.

Foreign Securities and Foreign Currencies Risk. The Fund invests in foreign debt and equity securities. To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. Investing outside the U.S. involves different risks than domestic investments. The following risks may be associated with foreign investments: less liquidity; greater volatility; political instability; restrictions on foreign investment and repatriation of capital; U.S. and foreign government actions, such as the imposition of tariffs, economic and trade sanctions or embargoes; less complete and reliable information about foreign companies; reduced government supervision of some foreign securities markets; lower responsiveness of foreign management to shareholder concerns; economic issues or developments in foreign countries; fluctuation in exchange rates of foreign currencies and risks of devaluation; imposition of foreign withholding and other taxes; dependence of emerging market companies upon commodities which may be subject to economic cycles; and emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments.

Emerging Market Risk. Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Short Sale Risk. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales also may cause the Fund to have higher expenses than those of other funds due to the payment of dividends and interest, if any, in connection with the short positions as well as the cost to borrow the security.

Allocation Risk. The Fund’s overall risk level will depend on the market sectors and countries in which the Fund is invested and the current interest rate, liquidity and credit quality of such sectors and countries. The Fund may overweight or underweight certain companies, industries, market sectors, or countries, which may cause the Fund’s performance to be more or less sensitive to developments affecting those companies, industries, sectors or countries. The Fund may have significant weightings in a particular issuer, country, sector or industry, which may subject the Fund to greater risks than less focused funds.

High Rates of Turnover. The Fund may experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed. To the extent the Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility—or variability—of the Fund’s Investor Shares annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available by visiting www.driehaus.com/performance or by calling 1-800-560-6111.

Annual Returns for the years ended December 31

During the period shown in the bar chart, the highest return for a quarter was 14.79% (quarter ended 6/30/20) and the lowest return for a quarter was -9.26% (quarter ended 3/31/20).

Average Annual Total Returns as of December 31, 2020	1 Year	5 Years	Since Inception (8/26/13- 12/31/20)
Driehaus Event Driven Fund
Return Before Taxes	24.84%	9.67%	6.80%
Return After Taxes on Distributions	23.44%	8.89%	6.08%
Return After Taxes on Distributions and Sale of Fund Shares	15.05%	7.38%	5.12%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	14.00%
FTSE 3-Month T-Bill Index* (reflects no deduction for fees, expenses or taxes)	0.58%	1.16%	0.80%

*	The additional index shows how the Fund’s performance compares with the returns of an index tracking average T-bill rates for each of the prior three months, adjusted to a bond-equivalent basis.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown only for Investor Shares and after-tax returns for Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Portfolio Management

Investment Adviser

Driehaus Capital Management LLC (“DCM”)

Portfolio Managers

Michael Caldwell Portfolio Manager of DCM Portfolio Manager of the Fund since 8/18 (Assistant Portfolio Manager of the Fund 8/13-7/18)	Yoav Sharon Portfolio Manager of DCM Portfolio Manager of the Fund since 8/18 (Assistant Portfolio Manager of the Fund 2/15-7/18)	Thomas McCauley Portfolio Manager of DCM Portfolio Manager of the Fund since 8/18 (Assistant Portfolio Manager of the Fund 6/17-7/18)

Purchase and Sale of Fund Shares

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

In general, you can buy or sell shares of the Fund by regular mail addressed to Driehaus Mutual Funds, P.O. Box 4766, Chicago, IL 60680-4766, or by overnight delivery addressed to Driehaus Mutual Funds, c/o Northern Trust, 333 South Wabash Avenue, W-38, Chicago, IL 60604, or by phone at 1-800-560-6111 on any business day. You may also buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you are investing through a tax-advantaged arrangement, assets held through such arrangement may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services, including recordkeeping, administrative and other sub-transfer agency services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Funds

Goal of the Equity Funds

Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund, and Driehaus Small/Mid Cap Growth Fund (each a “Fund” and together the “Equity Funds”) strive to increase the value of your investment (capital appreciation). In other words, each Fund tries to buy equity securities with a potential to appreciate in price. Each Fund has its own strategy for achieving this goal with a related risk/return profile but employs common growth techniques. Because stock markets in general, and the individual securities purchased by the Funds, go down in price as well as up, you may lose money by investing in the Equity Funds. The Equity Funds are specialized investment vehicles and should be used as part of your overall investment strategy to diversify your holdings. The Equity Funds are each a series of the Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Please review all the disclosure information carefully.

Who May Want to Invest in the Equity Funds

The Equity Funds may be an appropriate investment if you:

●	Are not looking for current income.
●	Are prepared to receive taxable capital gains.
●	Are willing to accept higher risk in exchange for potentially higher returns.
●

Can tolerate the increased price volatility, currency fluctuations and other risks associated with both a growth style of investing and, except for Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund and Driehaus Small/Mid Cap Growth Fund, investing in non-U.S. securities.

●	Are investing with long-term goals in mind (such as retirement or funding a child’s education, which may be many years in the future) and, therefore, are willing to hold this investment long term.

Goal of the Credit Funds

The Driehaus Emerging Markets Opportunities Fund and the Driehaus Event Driven Fund (each a “Fund”; together, the “Credit Funds”; and collectively with the Equity Funds, the “Funds”) seek to maximize total return and to provide positive returns over full-market cycles, respectively. Total return is the sum of capital appreciation and income. Because markets in general, and the individual securities purchased by the Credit Funds, go down in price as well as up, you may lose money by investing in the Credit Funds. The Credit Funds are specialized investment vehicles and should be used as part of your overall investment strategy to diversify your holdings. The Credit Funds are each a series of the Trust. Please review all the disclosure information carefully.

Who May Want to Invest in the Credit Funds

The Credit Funds may be an appropriate investment if you:

●	Are looking for an investment that seeks to provide positive returns over full-market cycles (Driehaus Event Driven Fund).
●	Are looking for an investment that attempts to maximize your total return over full-economic cycles (Driehaus Emerging Markets Opportunities Fund).
●	Are looking for an absolute return strategy that seeks to target an annualized volatility of less than that of the S&P 500® Index over full-market cycles (Driehaus Event Driven Fund).
●	Are targeting emerging market equity-like returns that seek to exceed the market over full-economic cycles (Driehaus Emerging Markets Opportunities Fund).
●	Can accept the risks involved with emerging market investments and the fluctuations in principal that accompany these securities (Driehaus Emerging Markets Opportunities Fund).
●

Are investing with long-term goals in mind (such as retirement or funding a child’s education, which may be many years in the future) and, therefore, are willing to hold this investment long-term (Driehaus Emerging Markets Opportunities Fund).

●	Can tolerate the risks associated with investing in non-U.S. securities.
●	Are prepared to receive taxable dividends, as well as long-term and short-term capital gains.
●	Can accept the risks involved with the Credit Funds’ investments, such as credit risk, and that there will be principal fluctuation.

Investment Adviser

Each Fund is managed by Driehaus Capital Management LLC (the “Adviser”), a registered investment adviser founded in 1982. As of March 31, 2021, the Adviser managed approximately $13 billion in assets.

On March 9, 2021, Mr. Richard Driehaus passed away, causing the Adviser to undergo a technical change in control. According to the terms of the investment advisory agreement dated September 25, 1996, as amended (the “Previous Agreement”), between the Adviser and the Funds, this change in control resulted in the automatic termination of the Previous Agreement. Following the termination, the rules under the Investment Company Act of 1940 permit the Board to approve an interim advisory agreement (the “Interim Advisory Agreement”) within ten business days. Accordingly, on March 11, 2021, the Board of Trustees, on behalf of the Funds, approved the Interim Advisory Agreement between the Funds and the Adviser effective March 9, 2021 (the “Effective Date”).

The Interim Advisory Agreement will take effect as of the Effective Date and, unless permissibly extended, will terminate upon the earlier of: (a) 150 calendar days after the Effective Date; or (b) the approval of a new investment advisory agreement by the shareholders of the Funds. Under the Interim Advisory Agreement, the Adviser will receive a fee equal to the fee received by the Adviser under the Previous Agreement. Other than the effective dates, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Previous Agreement.

Investment Philosophy of the Equity Funds

The Adviser employs an active, growth equity investment philosophy that focuses on identifying company-specific growth inflection points and exploiting how stocks trade during subsequent periods. The Adviser believes markets tend to misprice stocks of companies following positive growth inflections and that these inefficiencies often follow predictable and exploitable patterns. Specifically, following a positive trend change in a company’s potential or expected earnings growth trajectory, the Adviser believes investors often underestimate the future magnitude, acceleration and/or duration of earnings growth as they anchor their views to past information. Additionally, the Adviser believes investors may underestimate the multiple expansions that follow growth inflections. The Adviser looks to exploit these inefficiencies by using fundamental and macro research to capitalize on the behavioral dynamics of the market. The Adviser will sell a holding based on a number of factors including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations. This investment philosophy results in active trading and may result in high portfolio turnover. High portfolio turnover in any year may result in payment by the Funds of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

Investment Philosophy of the Credit Funds

In managing the Driehaus Event Driven Fund, the Adviser utilizes its fundamental research process to focus on identifying investment opportunities related to near to intermediate term corporate events with the objective of providing positive returns over full-market cycles. These corporate events may include, but are not limited to, mergers, acquisitions, refinancings, product launches, earnings surprises, bankruptcies, spinoffs, tenders, and structural changes in the competitive landscape. Event-driven trade opportunities often exist as a result of the complexity of a company’s capital structure, the nontraditional nature of a company’s available securities, or the unwillingness of investors to participate in binary trades. A binary trade is a trade placed in the expectation that either an event will or will not happen. In utilizing the entire capital structure of a company, the Adviser seeks to identify discrepancies between current market values of the securities issued by an issuer and the perceived inherent value of such securities, including loans, bonds, convertible bonds, preferred stock, common stock, and credit and equity derivatives. The Adviser also seeks asymmetric payoff profiles in long, short and arbitrage opportunities. An asymmetric return profile exists when a portfolio manager’s return expectations skew toward a more significant gain from a trade than its estimated potential loss. Arbitrage opportunities may include, but are not limited to, merger arbitrage, convertible arbitrage and other kinds of arbitrage as they arise. Often these asymmetric payoff profiles are achieved through the Adviser’s trade structure. The Adviser believes expertise in security analysis on a global level coupled with comprehensive risk management can best identify and exploit the most attractive event-related opportunities. This investment philosophy may result in a high portfolio turnover rate. A high portfolio turnover rate in any year may result in payment by the Fund of above average amounts of transaction costs and could result in the payment by shareholders of taxes on above average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal tax purposes when distributed.

In managing the Driehaus Emerging Markets Opportunities Fund, the Adviser uses an investment approach that integrates macroeconomic, quantitative, fundamental, and behavioral analysis of securities. In making investment decisions for the Fund, the Adviser assesses opportunities across companies, asset classes, sectors, countries, markets, currencies and commodities based on company specific fundamentals, macroeconomic fundamentals, market factors, and perceived upside and downside risks. The approach focuses on bottom up security selection in addition to top-down investment allocations based on company-specific factors, macroeconomic themes, market dislocations and re-rating opportunities.

With respect to the Driehaus Emerging Markets Opportunities Fund’s investment in equity securities, the Adviser employs an active, growth equity investment philosophy that focuses on identifying company-specific growth inflection points and exploiting how stocks trade during subsequent periods. The Adviser believes markets tend to misprice stocks of companies following positive growth inflections and that these inefficiencies often follow predictable and exploitable patterns. Specifically, following a positive trend change in a company’s potential or expected earnings growth trajectory, the Adviser believes investors often underestimate the future magnitude, acceleration and/or duration of earnings growth as they anchor their views to past information. Additionally, the Adviser believes investors may underestimate the multiple expansions that follow growth inflections. The Adviser looks to exploit these inefficiencies by using fundamental and macro research to capitalize on the behavioral dynamics of the market.

The process for selecting debt securities for the Driehaus Emerging Markets Opportunities Fund is more top-down, with a focus on broader macroeconomic trends. The Adviser combines quantitative forecasts with fundamental credit and economic research in seeking to exploit inefficiencies. The Fund’s currency exposures are based on quantitative and fundamental factors, as well as the Fund’s currency exposures that result from its investments in equity and debt securities denominated in foreign currencies as well as any related hedging. The Fund expects to utilize derivatives to provide more efficient and economical exposure to market segments than direct investments and may also be a quicker and more efficient way to alter the portfolio’s exposure than buying and selling direct investments. Derivatives may also be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations.

Fund Distributions

The Funds intend to pay dividends, if any, at least annually. Such distributions can consist of both ordinary income and any realized capital gains. The amount of distributions will vary, and there is no guarantee the Funds will pay either income dividends or a capital gain distribution. Unless you are purchasing Fund shares through a tax-advantaged account (such as an IRA), buying Fund shares at a time when the Fund has substantial undistributed income or gains can cost you money in taxes. Contact the Funds for information concerning when distributions will be paid. On a continuing basis, due to high portfolio turnover of the Funds, a greater percentage of capital gains may be paid each year by a Fund with a significant percentage of those capital gains constituting short-term capital gains, which are taxed at ordinary income tax rates for federal income tax purposes when distributed. You should consult your tax advisor regarding your tax situation.

Investment Objectives and Principal Investment Strategies

Driehaus Emerging Markets Growth Fund. The investment objective of the Driehaus Emerging Markets Growth Fund is to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund pursues its objective by investing primarily in the equity securities of emerging market companies. Emerging market companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made or services performed in or with emerging market countries. Under normal market conditions, at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) will be invested in the equity securities of emerging markets companies. The Fund will provide shareholders 60 days’ prior written notice of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets in emerging markets companies. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Fund may invest significant assets in any single emerging market country. The Fund generally defines an “emerging market” as including, but not limited to, any of the countries or markets represented in the MSCI Emerging Markets Index, or any country or market with similar emerging characteristics. Current dividend income is not an investment consideration and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers that have limited or no operating histories.

Equity securities include common and preferred stocks, bearer and registered shares, warrants, rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

Investment decisions for the Fund’s growth style of investing, for those companies with operating histories, are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that a company possesses the ability to undergo an incrementally positive change in growth and earnings trajectories. These decisions involve evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The Adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities by reviewing ESG research and ratings information from one or more third-party ratings organizations. The specific areas of focus are: environmental (such as factors associated with climate change and natural resources), social (such as factors associated with human capital and stakeholder opposition) and governance (such as factors associated with corporate governance and corporate behavior) factors. Through its quantitative and qualitative analysis of ESG factors, the Adviser seeks to identify, understand and control ESG-related risks. The Adviser does not exclude investment opportunities based solely on ESG factors. The evaluation of behavioral and macro factors represents significant aspects of the Adviser’s philosophy and are integrated into the Adviser’s bottom-up analysis on individual securities. The decision is also informed by the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s Adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

The Adviser generally intends to remain fully invested. However, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. As a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

Driehaus Emerging Markets Small Cap Growth Fund. The investment objective of the Fund is to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund pursues its objective by investing primarily in the equity securities of small capitalization emerging markets companies. Under normal market conditions, the Fund invests substantially all (no less than 80%) of its net assets (plus the amount of borrowings for investment purposes) in small capitalization emerging markets companies. For purposes of the Fund, the Adviser currently considers a company to be a small capitalization emerging markets company if it is within the same market capitalization range at the time of investment as those included in the MSCI Emerging Markets Small Cap Index (net). For the avoidance of doubt, while the reference index is “float-adjusted,” meaning it excludes closely held and other shares unavailable to investors, the Adviser does not consider a float-adjustment when determining the market capitalization of a company. As of March 31, 2021, approximately 98% of the MSCI Emerging Markets Small Cap Index consisted of companies with a market capitalization of less than $6 billion.

The Fund will provide shareholders 60 days’ prior written notice of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets in small capitalization emerging markets companies. Securities of companies whose market capitalization no longer meet this definition after purchase may continue to be held by the Fund. The Fund may invest in companies with higher market capitalizations if market conditions suggest doing so will help the Fund achieve its objective. Emerging markets companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made or services performed in or with emerging market countries. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Fund may invest significant assets in any single emerging market country. The Fund generally defines an “emerging market” as including, but not limited to, any of the countries or markets represented in the MSCI Emerging Markets Index, or any country or market with similar emerging characteristics. Current dividend income is not an investment consideration and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers that have limited or no operating histories.

Equity securities include common and preferred stocks, American Depositary Receipts (“ADR”), Global Depositary Receipts (“GDR”), equity-convertible securities such as warrants, rights, or options, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase ADRs or GDRs, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons.

Investment decisions for the Fund’s growth style of investing, for those companies with operating histories, are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that a company possesses the ability to undergo an incrementally positive change in growth and earnings trajectories. These decisions involve evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The Adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities by reviewing ESG research and ratings information from one or more third-party ratings organizations. Specific areas of focus are: environmental (such as factors associated with climate change and natural resources), social (such as factors associated with human capital and stakeholder opposition) and governance (such as factors associated with corporate governance and corporate behavior) factors. Through its quantitative and qualitative analysis of ESG factors, the Adviser seeks to identify, understand and control ESG-related risks. The Adviser does not exclude investment opportunities based solely on ESG factors. The evaluation of behavioral and macro factors represents significant aspects of the Adviser’s philosophy and are integrated into the Adviser’s bottom-up analysis on individual securities. The decision is also informed by the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s Adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

The Adviser generally intends to remain fully invested. However, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. As a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

Driehaus Emerging Markets Opportunities Fund. The Driehaus Emerging Markets Opportunities Fund seeks to maximize total return. This investment objective is fundamental and cannot be changed without the approval of shareholders. Total return is the sum of capital appreciation and income. Under normal market conditions, the Fund invests substantially all (no less than 80%) of its net assets (plus the amount of borrowings for investment purposes) in emerging markets securities. Issuers of emerging markets securities may include: (i) issuers organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) issuers which, regardless of where organized or where securities traded, have significant economic exposure in or with emerging market countries. The Adviser will deem an issuer to have significant economic exposure to emerging markets if the issuer has at least 50 percent of its assets in emerging markets or derives or is expected to derive (in the opinion of the Adviser) at least 50 percent of its total revenue or profit from goods purchased or sold, services performed, or sales or investments made in emerging markets. The Fund generally defines an “emerging market” as including, but not limited to, any of the countries or markets represented in the MSCI Emerging Markets Index, or any other country or market with similar emerging characteristics. The Fund opportunistically invests across multiple asset classes and various security types including equity securities, including common and preferred stock, American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), exchange-traded-funds (“ETFs”), currencies, debt securities such as corporate and sovereign/ government bonds, equity-convertible securities such as warrants, rights, and options, and derivative securities such as futures contracts, forwards, options and swaps. The Fund may take both long and short positions across these asset classes. The Adviser believes the diversified multi-asset structure of the Fund, along with the ability to take long and short positions, enables the Fund to benefit from positive and negative developments across multiple markets.

In managing the Fund, the Adviser uses an investment approach that integrates top-down (focusing on the economy and market trends) analysis of the overall economy and bottom-up (focusing on individual stocks) analysis of individual securities. From a top-down perspective, the Adviser looks at the relative value of securities across asset classes to identify assets to include in the Fund’s portfolio. Bottom-up analysis employs a growth style of investing, for those companies with operating histories, based on the determination that a company’s revenue and earnings growth can materially exceed market expectations. Bottom-up analysis involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The Adviser’s decision to buy or sell a security is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. The Adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities by reviewing ESG research and ratings information from one or more third-party ratings organizations. The specific areas of focus are: environmental (such as factors associated with climate change and natural resources), social (such as factors associated with human capital and stakeholder opposition) and governance (such as factors associated with corporate governance and corporate behavior) factors. Through its quantitative and qualitative analysis of ESG factors, the Adviser seeks to identify, understand and control ESG-related risks. The Adviser does not exclude investment opportunities based solely on ESG factors.

The Fund is not constrained based on the country, region, market capitalization, credit quality or duration of its investments, and its assets may at times be concentrated in a particular country or region. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one market or country at a given time; the Fund may invest significant assets in any single market or country. The composition and asset allocation of the Fund’s investment portfolio will vary over time. For example, during certain times, the Fund’s investment portfolio may be heavily weighted in equity securities, while during other times, the Fund’s investment portfolio may be heavily weighted in debt securities. There are no limitations on the magnitude of such weightings. The securities and instruments in which the Fund invests may also be concentrated in a particular country, asset class, segment of the economy, or issuer. The Fund may invest in issuers across all market capitalizations as well as in issuers with limited or no operating histories. The Fund may invest in debt securities with a range of maturities from short to long term. Debt securities may include below investment grade debt securities.

The Fund’s investments in derivatives provide long and short exposures to equity securities, ETFs, debt securities, commodities, currencies and interest rate movements. Derivatives may provide more efficient and economical exposure to market segments than direct investments and may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. The Fund may purchase or write options on equity securities, ETFs and other similar securities, as well as on futures and foreign currencies. The Fund may also engage in short sale transactions. In seeking to achieve its investment objective, the Fund may invest in deliverable and non-deliverable foreign currency forwards, credit default swaps, and interest rate swaps. Derivatives may be used for hedging purposes, including to hedge against interest rate, credit and currency fluctuations, as well as for speculative purposes to achieve the Fund’s investment objective. In addition to the Fund’s currency exposure that results from its investments in equity and debt securities denominated in foreign currencies (and any related hedging), the Fund may hold foreign currency (or related derivatives) independently of any such investments, may hold a currency even if the Fund does not hold any securities denominated in that currency, and may have long or short exposure to a currency. The Adviser considers both quantitative and fundamental factors in adjusting the Fund’s currency exposures.

The Fund may hold a substantial position in cash and money market instruments. The cash holdings of the Fund will vary significantly based on the Adviser’s use of derivatives. Generally, as the Fund holds more derivatives, the Fund will be required to post more cash margin, resulting in a higher cash balance.

The Fund expects to frequently and actively trade its portfolio as part of its principal investment strategies. The Fund sells holdings for a variety of reasons, including when the Adviser believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

The Adviser generally intends to remain fully invested. However, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. As a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

Driehaus International Small Cap Growth Fund. The investment objective of the Driehaus International Small Cap Growth Fund is to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund invests primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of non-U.S. small capitalization companies. The Adviser currently considers non-U.S. small capitalization companies to be companies located in the same countries and within the same market capitalization range at the time of investment as those included in the MSCI All Country World ex USA Small Cap Growth Index. For the avoidance of doubt, while the reference index is “float-adjusted,” meaning it excludes closely held and other shares unavailable to investors, the Adviser does not consider a float-adjustment when determining the market capitalization of a company. As of March 31, 2021, approximately 97% of the MSCI All Country World ex USA Small Cap Growth Index consisted of companies with a market capitalization of less than $8 billion. The Fund will provide shareholders 60 days’ prior written notice of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets in the equity securities of non-U.S. small cap companies. In some countries, a small company by U.S. standards might rank among the largest in that country in terms of capitalization. The capitalization parameter is subject to change as the relative market capitalization of small cap issuers change over time. There is no maximum limit on the number of companies in which the Adviser can invest at a given time. There is no specific limitation on the percentages of assets that may be invested in securities of issuers located in any one country at any given time. At certain times, the Fund could have sizeable positions in either developed countries or emerging markets. In addition, while the Fund will invest primarily in the equity securities of non-U.S. companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of U.S. companies. Many, but not all, of these companies will be U.S. companies that have a significant amount of assets located in and/or derive a significant amount of their revenue from goods purchased or sold, investments made, or services performed in or with non-U.S. countries. Current dividend income is not an investment consideration and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers with limited or no operating histories.

The securities markets of many developing economies are sometimes referred to as “emerging markets.” The amount of the Fund’s assets invested in emerging markets will vary over time and could be substantial. The Fund generally defines an “emerging market” as including, but not limited to, any of the countries or markets represented in the MSCI Emerging Markets Index, or any country or market with similar emerging characteristics. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country, although at all times the Fund must be invested in at least three countries (not limited to emerging markets countries).

Equity securities include common and preferred stocks, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or un-sponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

Investment decisions for the Fund’s growth style of investing, for those companies with operating histories, are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that the security is at an attractive entry point. These decisions involve evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The Adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities by reviewing ESG research and ratings information from one or more third-party ratings organizations. The specific areas of focus are: environmental (such as factors associated with climate change and natural resources), social (such as factors associated with human capital and stakeholder opposition) and governance (such as factors associated with corporate governance and corporate behavior) factors. Through its quantitative and qualitative analysis of ESG factors, the Adviser seeks to identify, understand and control ESG-related risks. The Adviser does not exclude investment opportunities based solely on ESG factors. The decision is also informed by the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s Adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

The Adviser generally intends to remain fully invested. However, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. As a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Driehaus Micro Cap Growth Fund. The Driehaus Micro Cap Growth Fund seeks to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund invests primarily in equity securities of micro-cap U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. micro-cap companies. The Fund will provide shareholders 60 days’ prior written notice of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets in the equity securities of U.S. micro-cap companies. For purposes of the Fund, the Adviser currently considers a company to be a micro-cap company if it is within the same market capitalization range at the time of investment as those included in the Russell Microcap® Growth Index. For the avoidance of doubt, while the reference index is “float-adjusted,” meaning it excludes closely held and other shares unavailable to investors, the Adviser does not consider a float-adjustment when determining the market capitalization of a company. As of March 31, 2021, approximately 89% of the Russell Microcap® Growth Index consisted of companies with a market capitalization of less than $3.5 billion. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers with limited or no operating histories.

Equity securities include common and preferred stocks, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may invest in cash, money market mutual funds or similar cash equivalents. While the Fund will invest primarily in the securities of U.S. companies, the Fund may also invest in American Depositary Receipts and American Depositary Shares, but generally in an amount no greater than 20% of the assets of the Fund (measured as of the date of investment).

Investment decisions for the Fund’s growth style of investing, for those companies with operating histories, are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that the security is at an attractive entry point. These decisions involve evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The Adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities by reviewing ESG research and ratings information from one or more third-party ratings organizations. The specific areas of focus are: environmental (such as factors associated with climate change and natural resources), social (such as factors associated with human capital and stakeholder opposition) and governance (such as factors associated with corporate governance and corporate behavior) factors. Through its quantitative and qualitative analysis of ESG factors, the Adviser seeks to identify, understand and control ESG-related risks. The Adviser does not exclude investment opportunities based solely on ESG factors. The decision is also informed by the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s Adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

The Adviser generally intends to remain fully invested. However, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. As a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic currencies, invest in domestic money market mutual securities (including repurchase agreements), purchase short-term debt securities of U.S. or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

Driehaus Small Cap Growth Fund. The investment objective of the Driehaus Small Cap Growth Fund is to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund invests primarily in equity securities of small cap U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. small cap companies. The Fund will provide shareholders 60 days’ prior written notice of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets in the equity securities of U.S. small cap companies. For purposes of the Fund, the Adviser currently considers a company to be a small cap company if it is within the same market capitalization range at the time of investment as those included in the Russell 2000® Growth Index. For the avoidance of doubt, while the reference index is “float-adjusted,” meaning it excludes closely held and other shares unavailable to investors, the Adviser does not consider a float-adjustment when determining the market capitalization of a company. As of March 31, 2021, approximately 93% of the Russell 2000® Growth Index consisted of companies with a market capitalization of less than $8 billion. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers with limited or no operating histories.

Equity securities include common and preferred stocks, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may invest in cash, money market mutual funds or similar cash equivalents. While the Fund will invest primarily in the securities of U.S. companies, the Fund may also invest in American Depositary Receipts and American Depositary Shares, but generally in an amount no greater than 20% of the assets of the Fund (measured as of the date of investment).

Investment decisions for the Fund’s growth style of investing, for those companies with operating histories, are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that the security is at an attractive entry point. These decisions involve evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The Adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities by reviewing ESG research and ratings information from one or more third-party ratings organizations. The specific areas of focus are: environmental (such as factors associated with climate change and natural resources), social (such as factors associated with human capital and stakeholder opposition) and governance (such as factors associated with corporate governance and corporate behavior) factors. Through its quantitative and qualitative analysis of ESG factors, the Adviser seeks to identify, understand and control ESG-related risks. The Adviser does not exclude investment opportunities based solely on ESG factors. The decision is also informed by the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Fund’s Adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector or country exposure.

The Adviser generally intends to remain fully invested. However, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. As a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic currencies, invest in domestic money market mutual securities (including repurchase agreements), purchase short-term debt securities of U.S. or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

Driehaus Small/Mid Cap Growth Fund. The investment objective of the Driehaus Small/Mid Cap Growth Fund is to maximize capital appreciation. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund invests primarily in equity securities of Small/Mid cap U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. Small/Mid cap companies. The Fund will provide shareholders 60 days’ prior written notice of a change in the Fund’s non-fundamental policy of investing at least 80% of its net assets in the equity securities of U.S. Small/Mid cap companies. For purposes of the Fund, the Adviser currently considers a company to be a Small/Mid cap company if it is within the same market capitalization range at the time of investment as those included in the Russell 2500® Growth Index. For the avoidance of doubt, while the reference index is “float-adjusted,” meaning it excludes closely held and other shares unavailable to investors, the Adviser does not consider a float-adjustment when determining the market capitalization of a company. As of March 31, 2021, approximately 17% of the Russell 2500® Growth Index consisted of companies with a market capitalization of less than $92 billion. Securities of companies whose market capitalization no longer meets this definition after purchase may continue to be held by the Fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers with limited or no operating histories.

Equity securities include common and preferred stocks, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may invest in cash, money market mutual funds or similar cash equivalents. While the Fund will invest primarily in the securities of U.S. companies, the Fund may also invest in American Depositary Receipts and American Depositary Shares, but generally in an amount no greater than 20% of the assets of the Fund (measured as of the date of investment).

Investment decisions for the Fund’s growth style of investing, for those companies with operating histories, are based on the determination that a company’s revenue and earnings growth can materially exceed market expectations and that the security is at an attractive entry point. These decisions involve evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The Adviser also takes environmental, social and governance (“ESG”) factors into account when evaluating investment opportunities by reviewing ESG research and ratings information from one or more third-party ratings organizations. The specific areas of focus are: environmental (such as factors associated with climate change and natural resources), social (such as factors associated with human capital and stakeholder opposition) and governance (such as factors associated with corporate governance and corporate behavior). Through its quantitative and qualitative analysis of ESG factors, the Adviser seeks to identify, understand and control ESG-related risks. The Adviser does not exclude investment opportunities based solely on ESG factors. The investment decision is also based on the evaluation of technical or market factors, including price and volume trends, relative strength and institutional interest. To a lesser extent, the Adviser also utilizes macroeconomic or country-specific analyses to evaluate the sustainability of a company’s growth rate. The Fund sells holdings for a variety of reasons, including the deterioration of the earnings profile, the violation of specific technical thresholds, to shift into securities with more compelling risk/reward characteristics or to alter sector exposure.

The Adviser generally intends to remain fully invested. However, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. As a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic currencies, invest in domestic money market mutual securities (including repurchase agreements), purchase short-term debt securities of U.S. or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

Driehaus Event Driven Fund. The Driehaus Event Driven Fund seeks to provide positive returns over full-market cycles. This investment objective is fundamental and cannot be changed without the approval of shareholders. The Fund will invest in a relatively low number of issuers, making it a nondiversified fund. The Adviser uses techniques intended to provide absolute (positive) returns in various markets by employing strategies that take advantage of disparities or inefficiencies in the market. The Fund seeks to target an annualized volatility, as measured by the standard deviation of returns, of less than that of the S&P 500® Index over full-market cycles, which are typically periods of three to five years. Annualized volatility refers to the fluctuation of a security’s value on a yearly basis. The Fund’s volatility will be monitored daily and positions within the Fund will be adjusted as appropriate to attempt to achieve the stated volatility target.

The Adviser will seek investment opportunities where a catalyst has been identified that is expected to occur within the near to intermediate term, generally within twelve months, to unlock the value embedded in the investment opportunity. Investment opportunities will often center on corporate events such as bankruptcies, mergers, acquisitions, SPACs (“Special Purpose Acquisition Companies”), refinancings, corporate reactions to government and regulatory agency rulings, earnings surprise and other corporate events. The Fund will invest in a broad range of asset classes, including fixed-income and floating rate debt securities (across credit tiers), loans, equity securities across all market capitalizations, American Depositary Receipts and Global Depositary Receipts, options, futures and swaps. Securities held will be issued by, or be in reference to, U.S. and non-U.S. companies. The Fund may also invest in currencies. The Fund may hold a substantial position in cash and money market instruments. The Fund will engage in a variety of arbitrage trading strategies which involve many of the same types of risks as the Fund’s other investment strategies. These trading strategies include: capital structure arbitrage, convertible arbitrage and merger arbitrage (each of which are described below). Event-driven trade opportunities often exist because of the complexity of capital structure, the nontraditional nature of the investment options, or the unwillingness of investors to participate in binary trades. The Adviser believes that these opportunities often lead the market to misprice a company’s securities.

Fixed-income and floating rate securities, including leveraged loans and Senior Loans, in which the Fund invests, are typically rated by at least one of the three major nationally recognized statistical rating organizations, with the rating representing the rating agency’s current opinion of the creditworthiness of the issuer or borrower. The Fund invests in securities of any credit rating, including securities with credit ratings below investment grade, i.e., “high yield bonds”, and may also invest in securities that have not been rated by a rating agency. The Adviser is not constrained by ratings when selecting debt securities for investment. Investments in high yield bonds may be subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Senior Loans typically have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower which generally gives the holders of secured Senior Loans a priority claim on some or all of the Senior Loan’s collateral in the event of a default.

There is less readily available, reliable information about some Senior Loans than for many other types of securities. While the Senior Loan interests held by the Fund typically will be structured as assignments from third parties, the Fund may also purchase participations from a loan investor (“Loan Investor”). With respect to a participation in a Senior Loan, as the Fund will typically have a contractual relationship with the Loan Investor, not the borrower, the Fund assumes the credit risk of both the Loan Investor and borrower. With respect to Senior Loans, there can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of bankruptcy or non-payment of scheduled interest or principal payments or that such collateral could be readily liquidated. In addition, actions taken by other investors in the Senior Loan may impact the Fund’s investment. In the event of the insolvency of a Loan Investor, the Fund may be treated as a general unsecured creditor of the Loan Investor and may not have a senior claim to the Loan Investor’s interest in the Senior Loan. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments. The Adviser relies primarily on its own evaluation of credit quality rather than on any available independent sources; therefore, the Fund is dependent on the analytical abilities of the Adviser.

The Fund invests in equity securities, which include common and preferred stocks across all market capitalizations, convertible securities, rights and warrants as well as private placement securities. The value of equity securities may be correlated to factors affecting an entire industry or sector, or factors directly related to a specific company. Private placement securities are considered to be restricted securities since they cannot be resold without registration or an exemption from registration, features that make them difficult to sell and may negatively impact the price at which they can be ultimately sold. In addition, the issuer typically does not have an obligation to provide liquidity to investors by buying the securities back when the investor wants to sell. Since the offering is not registered with the SEC, investors in a private placement have less protection under the federal securities laws against improper practices than investors in registered securities.

The Fund may, but is not required to, use derivatives, such as futures, forwards, options and swaps, as a substitute for taking a position in an underlying security, for speculation (taking a position in the hope of increasing returns), to manage interest rate or currency risk, or as part of a hedging strategy (attempting to reduce risk by offsetting one investment position with another). These derivative transactions will involve forward contracts, futures contracts, options and swaps, including options on futures and swaps. The Fund may engage in short-selling for speculation or for hedging purposes. A short sale involves selling a security the Fund does not own. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). When the Fund engages in short-selling for hedging purposes, it is attempting to limit exposure to a possible market decline in the value of one or more of its portfolio securities.

The Fund may use futures and options for hedging or speculation. Participation in the options or futures markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser’s prediction of movements in the securities, interest rate or currency markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

The Fund may enter into swap agreements, including credit default swaps, which are agreements between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, currency or index. It is possible that developments in the swaps market, including government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as demand and supply trends. Investment decisions are also based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The Fund seeks to be opportunistic in pursuing companies that meet its criteria regardless of geographic location and, therefore, at certain times, the Fund could have sizeable positions in either developed countries or emerging markets. This opportunistic approach involves evaluating fundamental factors, including the company’s business model, the competitive landscape, upcoming product introductions and recent and projected financial metrics. The Fund sells holdings for a variety of reasons, such as to adjust its average maturity or quality, to shift assets into better yielding securities, or to alter sector or country exposure, or if the event-driven opportunity does not occur as expected.

For purposes of pursuing its investment goal, the Fund may enter into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts. The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time, a significant component of the

Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures) and options on such contracts, and swap agreements (which may include interest rate and credit default swaps). The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. The Adviser considers various factors, such as availability, cost and counterparty risk, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in interest rates and other market factors. By way of example, when the Adviser believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

As part of the principal investment strategy, the Fund will engage in a variety of trading strategies in an attempt to provide absolute (positive) returns under various market conditions, which involve many of the same types of risks as the Fund’s other investment strategies. These trading strategies include:

Capital Structure Arbitrage. This strategy attempts to take advantage of a pricing inefficiency between two or more securities of the same company. For example, the Fund may buy a senior debt instrument that the Adviser believes is undervalued, while simultaneously shorting a subordinated debt instrument of the same issuer that is believed to be overvalued.

Convertible Arbitrage. This strategy involves the Fund purchasing a convertible bond and selling short the underlying common stock. Generally, this strategy seeks to profit from an improvement in credit quality of the issuer while hedging against default risk through the short sale of the underlying common stock. This strategy tends to perform better when equity markets are volatile because market volatility can positively impact the embedded optionality of the convertible bond.

Pairs Trading. This strategy attempts to profit from pricing inefficiencies between the securities of two similar companies by buying the security of one company and shorting the security of the other. In these trades, the Adviser anticipates the relationship between these securities will diverge or converge to an expected level where it may profit from the long and short positions.

Merger Arbitrage. This strategy involves investing in the securities of companies subject to publicly announced mergers, takeovers, tender offers, leveraged buyouts, spinoffs, liquidations, or similar events. For example, the Fund may simultaneously purchase stock in a company being acquired, and sell stock in the company’s acquirer, anticipating to profit from the spread between the current market price and the ultimate purchase price of the company. The Fund may purchase or sell debt and/or equity securities that may be affected by these types of corporate events.

The Adviser generally intends to remain fully invested. However, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. As a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic currencies, invest in domestic money market mutual securities (including repurchase agreements), purchase short-term debt securities of U.S. or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

Principal Risks

This section contains greater detail on the risks an investor would face as a shareholder in the Funds based on the Funds’ investment objectives and strategies.

Market Risk. Each Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of each Fund’s shares. Due to the uncertainty caused by pandemic risks, global markets may experience increased volatility which could adversely affect the performance of the Fund’s investments.

Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to a Fund. Growth stock prices also tend to be more volatile than the overall market.

Foreign Securities and Currencies Risk. The Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund and Driehaus Emerging Markets Opportunities Fund may invest in foreign securities. Investing outside the U.S. involves different risks than domestic investments. The Adviser believes that it may be possible to obtain significant returns from a Fund’s portfolio of foreign investments and to achieve increased diversification in comparison to a personal investment portfolio invested solely in U.S. securities. An investor may gain increased diversification by adding securities from various foreign countries (i) which offer different investment opportunities, (ii) that generally are affected by different economic trends, and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities – positions which are generally denominated in foreign currencies – and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment in these nations; U.S. and foreign government actions, such as the imposition of tariffs, economic trade sanctions or embargoes; sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements; and the historical lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, the Funds’ investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall net asset value. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad.

Emerging Market Risks. The Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund and Driehaus Emerging Markets Opportunities Fund invest primarily in emerging markets. The Driehaus International Small Cap Growth Fund may also invest a substantial portion of its assets in emerging market securities. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Fund invests in issuers located in less developed and developing nations. These securities markets are sometimes referred to as “emerging markets.” Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain emerging market countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s assets denominated in such currencies. There is some risk of currency contagion; the devaluation of one currency leading to the devaluation of another. As one country’s currency experiences “stress,” there is concern that the “stress” may spread to another currency. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Based upon the apparent correlation between commodity cycles and a country’s securities markets, additional risk may exist.

Micro-Cap Company Risk. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Driehaus Micro Cap Growth Fund and the Driehaus Small Cap Growth Fund may need a considerable amount of time to purchase or sell their positions in these securities. Some micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Driehaus Micro Cap Growth Fund and Driehaus Small Cap Growth Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the Adviser’s estimate of the company’s current worth, also involve increased risk.

Small- and Medium-Sized Company Risk. Each Fund invests in companies that are smaller, less established, with limited operating histories and less liquid markets for their stock, and therefore may be riskier investments. While small- and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Allocation Risk. A Fund’s overall risk level will depend on the countries and market sectors in which the Fund is invested. Because a Fund may have significant weightings in a particular company, country, industry or market sector, the value of Fund shares may be affected by events that adversely affect that company, country, industry or market sector and may fluctuate more than that of a less focused fund.

Risks of Investment in Far East. Because the Driehaus Emerging Markets Growth Fund, the Driehaus Emerging Markets Small Cap Growth Fund, the Driehaus Emerging Markets Opportunities Fund and the Driehaus International Small Cap Growth Fund have or are expected to have a significant allocation to the far east geographical region, they may be vulnerable to risks specific to that region. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and overextension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic, and social conditions. The Asian region, and particularly China and South Korea, may be adversely affected by political, military, economic, and other factors related to North Korea.

Risk of Investing in China. Because the Driehaus Emerging Markets Growth Fund, the Driehaus Emerging Markets Small Cap Growth Fund, the Driehaus Emerging Markets Opportunities Fund and the Driehaus International Small Cap Growth Fund have or are expected to have a significant allocation to Chinese companies, they may be vulnerable to risks specific to that country. The Chinese economy may be negatively impacted by trade or political disputes with China’s major trading partners, including the U.S., a decrease in the global demand for Chinese exports or a reduction in spending by Chinese consumers on domestic products. The central government in China has historically exercised significant control over China’s economy through state ownership and administrative regulation. Government action could have a substantial adverse effect on economic conditions in China, the economic prospects for and the market prices and liquidity of the securities of Chinese companies and the payment of dividends and interest by Chinese companies. In addition, expropriation, including nationalization; confiscatory taxation, political, economic or social instability, environmental issues, or other developments could adversely affect and significantly diminish the value of the Chinese companies in which the Fund invests.

Risks of Investment in Europe. Because the Driehaus International Small Cap Growth Fund has or is expected to have a significant allocation to Europe, it may be vulnerable to risks specific to that region. Adverse economic, political or social developments in Europe, or in a particular European country, could have a negative effect on the value of the Fund’s portfolio. Many European countries are members of the European Union and, as members, such countries share a common currency and certain fiscal policies. As of January 1, 2021, the United Kingdom’s withdrawal from the European Union’s single market and customs union became effective due to the end of the Brexit transition period, and the post-Brexit trade deal between the European Union and the United Kingdom taking effect on December 31, 2020. The impact that the United Kingdom’s withdrawal from the European Union will have on the European Union, the economies of individual European countries, and the broader global economy remains uncertain. In addition, if one or more other countries were to abandon the European Union, the value of the Fund’s portfolio with respect to such countries could be adversely affected.

Sector Risk. To the extent a Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Health Care Securities Risk. Because the Driehaus Micro Cap Growth Fund, the Driehaus Small Cap Growth Fund and the Driehaus Small/Mid Cap Growth Fund have or are expected to have a significant allocation to the health care sector, they may be vulnerable to setbacks in the industries in that sector. Health care companies may be negatively affected by scientific or technological developments, research and development costs, increased competition within the health care sector, rapid product obsolescence and patent expirations. The price of securities of health care companies may fluctuate widely due to changes in legislation or other government regulations, including uncertainty regarding health care reform and its long-term impact, reductions in government funding and the unpredictability of winning government approvals.

Information Technology Securities Risk. Because the Driehaus Micro Cap Growth Fund, the Driehaus Small Cap Growth Fund and the Driehaus Small/Mid Cap Growth Fund have or are expected to have a significant allocation to the information technology sector, they may be vulnerable to setbacks in the industries in that sector. Generally, the companies in this sector develop, produce or distribute products or services related to computer hardware, software, semi-conductors and electronics. Technology companies may be vulnerable to market saturation and rapid product obsolescence. Many technology companies operate in a constantly changing environment and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. In addition, technology company securities may be subject to abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, changing consumer preferences, aggressive pricing of products and services, new market entrants and dependency on patent protection.

Consumer Discretionary Risk. Because the Driehaus Micro Cap Growth Fund has or is expected to have a significant allocation to the consumer discretionary sector, the Fund may be vulnerable to setbacks in the industries in that sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Depositary Receipts Risk. The Funds may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They include American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and are U.S. dollar-denominated.

Although ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs rather than directly in securities of foreign issuers, The Funds may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, the Funds may bear higher expenses and encounter greater difficulty in receiving shareholder communications than they would have with a sponsored ADR.

The Funds may invest in other forms of depository receipts including European Depository Receipts and Global Depository Receipts, which may be issued in bearer form and denominated in other currencies and are generally designed for use in securities markets outside the U.S. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.

High Rates of Turnover. A Fund’s annual turnover rate indicates changes in its portfolio investments. The Adviser will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Fund’s investment objective and policies. It is anticipated that the Funds will each experience high rates of portfolio turnover. High portfolio turnover in any year will result in payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes when distributed to shareholders. Under normal market conditions, only securities that increase in value shortly after purchase and that generally continue to increase in value (although they may experience temporary stagnant or declining periods) will be retained by the Funds.

Securities sold by a Fund may be purchased again at a later date if the Adviser perceives that the securities are again “timely.” In addition, portfolio adjustments will be made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In light of these factors and the historical volatility of foreign and domestic growth stocks, The Funds are likely to experience high portfolio turnover rates, but portfolio turnover rates may vary significantly from year to year as noted in the Funds’ Financial Highlights. Portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Manager Risk. How the Adviser manages each Fund will impact the Fund’s performance. A Fund may lose money if the Adviser’s investment strategy does not achieve the Fund’s objective or the Adviser does not implement the strategy successfully. In making security selections (including ESG factors relevant to a security), the Adviser relies on data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of a particular investment.

Sovereign Debt Obligation Risk. The Driehaus Emerging Markets Opportunities Fund invests in sovereign debt obligations. No established market may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales. By investing in sovereign debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected in, among other things, its inflation rate, the amount of external debt and its gross domestic product, will also affect the government’s ability to honor its obligations.

Credit Risk. An issuer or guarantor of a debt security, borrower (under a Senior Loan) or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. A decline or perception of a decline in the credit quality of a bond or creditworthiness of a borrower can cause a bond’s or Senior Loan’s price to fall, potentially lowering a Fund’s share price. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a debt security may be downgraded after purchase, which may adversely affect the value of the security. Each of the Driehaus Emerging Markets Opportunities Fund and the Driehaus Event Driven Fund, in addition to investing in investment grade securities, may also invest in non-investment grade securities, which involve greater credit risk, including the risk of default. The prices of non-investment grade securities, including Senior Loans, are more sensitive to changing economic conditions and can fall dramatically in response to negative news about the issuer/borrower or its industry, or the economy in general. Credit spreads may increase, which may reduce the market values of a Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Interest Rate Risk. The Driehaus Event Driven Fund may invest in Senior Loans. Prices of bonds and Senior Loans tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond and Senior Loan prices and, accordingly, a Fund’s share price. The longer a Fund’s effective maturity and duration, the more its share price is likely to react to interest rates. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Specifically, duration is the change in the value of a debt security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a fall in value for every year of duration. Because interest rates in the United States and other countries are at, or near, historically low levels, there is greater risk than normal of interest rates rising as a result of recent and potential future changes in monetary policy made by central banks or governments or improving economic conditions. A rise in interest rates may lead to heightened Fund redemption activity which may force a Fund to sell investments at a time when it is not advantageous to do so, which could result in losses. Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. Additionally, some of the trading strategies employed by each Fund attempt to take advantage of changes in the shape, or shifts, of the yield curve. The Adviser may be incorrect in its assessment of projected changes in the yield curve.

Prepayment and Extension Risk. When interest rates fall, the principal on certain high interest debt obligations may be prepaid. The loss of higher yielding underlying Senior Loans and mortgages and the reinvestment of proceeds at lower interest rates can reduce a Fund’s potential price gain in response to falling interest rates, reduce a Fund’s yield, or cause a Fund’s share price to fall. When interest rates rise, the effective duration of a Fund’s Senior Loans, mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase a Fund’s sensitivity to rising rates and its potential for price declines. However, mortgage-backed securities and other asset-backed securities are also sensitive to changes in redemption patterns. This may result in such securities being subject to increased rates of prepayment not only in a declining interest rate environment, but also in a stable or rising interest rate environment. In the latter case, prepayment may increase due to the ability of obligors on sub-prime financial assets underlying the securities to improve their credit ratings and refinance their obligations in order to benefit from reduced interest rate costs.

Call Risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield.

Fixed-Income Market Risk. Economic and other market developments can adversely affect fixed-income securities markets. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets and the related derivatives markets. Under some circumstances, those concerns could cause reduced liquidity in certain debt securities markets and the related derivative traded securities. A lack of liquidity or other adverse credit market conditions may hamper a Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Volatility Risk. Each Credit Fund may invest in mortgage-backed and asset-backed securities, including those backed by sub-prime loans. Recently, the market for these loans, as well as other debt securities, has experienced significant volatility, and prices for fixed-income securities, while historically relatively stable, have experienced a higher than normal degree of volatility due to perceived credit risk and resultant sharp decrease in liquidity.

Liquidity Risk. Not readily marketable, illiquid securities include restricted securities and repurchase obligations maturing in more than seven days. When there is little or no active trading market for specific types of securities or an unusually high volume of redemptions or other similar conditions, it can become more difficult to sell the securities at or near their perceived value or the Fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. In such a market, the value of such securities and a Fund’s share price may fall dramatically, and in extreme conditions, a Fund could have difficulty meeting redemption requests. No active trading market may exist for some Senior Loans, derivatives, bonds or equities and certain of these investments may be subject to restrictions on resale. The inability to dispose of (or convert to cash) Senior Loans or to dispose of derivatives, bonds or equity securities in a timely fashion could result in losses to a Fund. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in a Fund’s net asset value. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities. Certain restricted securities that may be resold to institutional investors under Rule 144A and Section 4(a)(2) under the Securities Act of 1933 commercial paper may be deemed liquid under the Trust’s Liquidity Risk Management Program approved by the Board of Trustees. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Fund investments in illiquid investments that are assets are limited to 15% of net assets; such limit applies at the time of purchase and continues thereafter.

High Yield Risk. Low-rated and comparable unrated securities (“junk bonds”), while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, junk bonds tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Funds’ ability to sell particular securities.

Senior Loan Risk. The Driehaus Event Driven Fund invests in Senior Loans. Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities (each a “Borrower”). These Borrowers operate in a variety of industries and across geographic regions. Investing in Senior Loans involves investment risk and some Borrowers default on their Senior Loan repayments. The risks associated with Senior Loans are similar to the risks of junk bonds, although Senior Loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in Senior Loans typically are below investment grade and are considered speculative because of the credit risks of their Borrowers. Such Borrowers are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of Senior Loan sales in a timely way. There is no assurance that the liquidation of the collateral would satisfy the claims of the Borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Senior Loans may not be deemed to be securities and, in such case, may not be afforded the anti-fraud protections of the Federal securities laws in the event of fraud or misrepresentation by a Borrower.

Equity Securities Risk. The risks that could affect the value of each Fund’s shares and the total return on an investment in the Fund include the possibility that the equity securities held by the Fund (such as common stocks, preferred stocks, convertible securities, rights and warrants) will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, or factors directly related to a specific company. In a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Private Placement Securities Risk. Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. The more limited financial information and lack of publicly available prices require the fund to determine a fair value for such investments. The assignments of fair value prices to private placements consider a wide variety of factors and are reviewed on a regular basis and updated as additional information becomes available. However, the valuation involves a significant amount of judgment and the fair value prices determined for the fund could differ from those of other market participants. Private placement securities are considered to be restricted securities since they cannot be resold without registration or an exemption from registration, features that make them difficult to sell and may negatively impact the price at which they can be ultimately sold. In addition, the issuer typically does not have an obligation to provide liquidity to investors by buying the securities back when the investor wants to sell. Since the offering is not registered with the SEC, investors in a private placement have less protection under the federal securities laws against improper practices than investors in registered securities.

Main Risks of Derivatives. The Driehaus Event Driven Fund and the Driehaus Emerging Markets Opportunities Fund may invest in derivative instruments. Derivative instruments (such as swaps, options, futures and forwards) often have risks similar to their underlying currency, security or index, in addition to other risks. The use of derivatives also involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk of imperfect correlation between the value of the derivative and the underlying instrument. Derivative instruments may give rise to leverage and losses on derivatives may substantially exceed the initial investment. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. Further, since each Fund may invest in derivatives for speculative purposes, losses from speculative positions in a derivative may be much greater than the derivative’s original cost and may be substantial. With over-the-counter derivatives, there is the risk that the other party to the transaction could default. Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of its corresponding instrument.

The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, position limits, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a Fund may enter into, eliminate the asset segregation framework currently used by the Funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require Funds whose use of derivatives is more than a limited specific exposure amount to establish and maintain a comprehensive derivatives risk management program and to appoint a derivatives risk manager. Additionally, to the extent a Fund is required to segregate or

“set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

In seeking to achieve its desired investment objective, provide additional revenue or hedge against changes in security prices, interest rates or currency fluctuations, the Driehaus Emerging Markets Opportunities Fund and Driehaus Event Driven Fund may: (1) purchase and write both call options and put options on securities, indices and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; (4) purchase other types of forward or investment contracts linked to individual securities, indices or other benchmarks; and (5) enter into various equity or interest rate transactions, participation notes, swaps, caps, floors or collars, and may enter into various currency transactions such as deliverable and non-deliverable foreign currency forward contracts, currency futures contracts, currency swaps or options on currencies (“derivatives”). For these purposes, forward currency contracts are not considered “derivatives.” Each Fund may write a call or put option only if the option is covered. As the writer of a covered call option, each Fund forgoes, during the option’s life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when a Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

The successful use of derivatives depends on the Adviser’s ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Finally, privately negotiated and over-the-counter derivatives may not be as well regulated, may be less marketable than exchange-traded derivatives and may be subject to greater risks such as counterparty risks (e.g., counterparty is unable or unwilling to honor the contract).

With respect to equity index futures contracts entered into by a Fund, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund’s portfolio.

Swap agreements typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, they can be highly volatile and may have a considerable impact on a Fund’s performance. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty. In addition, if a counterparty’s creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a Fund. A Fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition). It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a Fund is a buyer of a credit default swap agreement, a Fund segregates the value of the remaining premium due to cover its future obligation to the counterparty. If a Fund is a seller of a credit default swap agreement, a Fund segregates the full notional value of the credit default swap agreement to cover its potential obligation to the counterparty.

Options and Futures Contracts Risk. Participation in the options or futures markets involves investment risks and transaction costs to which each Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If a Fund’s Adviser’s prediction of movements in the underlying reference securities, interest rate or currency markets is inaccurate, such Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Swaps Risk. The Credit Funds may invest in swaps. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the agreement), credit risk and pricing risk (i.e., swaps may be difficult to value). In instances where an investment in a swap is meant to be correlated to an investment in the instrument or security underlying the swap, such correlation may not be perfect and/or may not result in the expected outcome due to these added risks. In addition, it may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. As a result of the Dodd-Frank Act, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps are subject to initial and variation margin requirements. Variation margin requirements were phased in during 2017, and initial margin requirements could be completely phased in by September 2022. Such future regulation of the swaps markets may make swaps more costly, may limit the availability of swaps, or may otherwise adversely affect the value or performance of swaps. Any such adverse future developments could impair the effectiveness of the Fund’s swaps transactions and cause the Fund to lose value.

Credit Derivatives Risk. The Credit Funds may use credit derivatives. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, liquidity risk, counterparty risk, market spreads or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a Fund sells protection under a credit default swap, it would collect periodic fees from the buyer and would profit if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the Fund would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) if the reference entity defaults on the reference security. Credit default swap agreements involve greater risks than if a Fund invested in the reference obligation directly.

Deliverable and Non-Deliverable Foreign Currency Forwards and Options Risk. The Credit Funds may use forward and options contracts. Deliverable and non-deliverable foreign currency forward and options contracts involve the risk that anticipated currency movements will not be accurately predicted, which could result in losses on those contracts and additional transaction costs. The use of forward and options contracts could reduce performance if there are unanticipated changes in currency prices. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. The Funds’ ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Exchange-Traded Funds Risk. The Credit Funds may invest in exchange-traded funds (“ETFs”). All ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the index is designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.

A Fund’s investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of a Fund’s total assets with respect to any one ETF and (c) 10% of a Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the 1940 Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by a Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell, any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2%. In any event, a Fund will not invest more than 10% of its total assets in ETFs.

Event Risk. Event-driven opportunities may not occur as anticipated, resulting in potentially reduced returns or losses to the Driehaus Event Driven Fund as it unwinds trades where those opportunities do not materialize as anticipated. For example, investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

Arbitrage Risk. Employing arbitrage strategies involves the risk that anticipated opportunities do not turn out as planned, resulting in potentially reduced returns or losses to the Fund.

Short Sale Risk. Short sales expose a Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to a Fund. The amount a Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales may also cause a Fund to have higher expenses than those of other funds due to the payment of dividends and interest, if any, in connection with the short position as well as the cost to borrow the security.

Risks of Holding Cash or Similar Instruments. In response to adverse market, economic, political or other conditions, each Fund may take temporary defensive positions that are inconsistent with such Fund’s principal investment strategies. In such circumstances, each Fund may invest in money market instruments, including corporate or government money market mutual funds, or may hold cash with a bank. The Funds may also invest in U.S. Treasury Bills, commercial paper or repurchase agreements for these purposes. For longer periods of time, a Fund may hold a substantial position in cash and money market instruments. During such periods, the Fund will earn less income than it would if it invested in higher yielding securities. Taking a temporary defensive position or holding a large cash position for an extended period of time may result in the Fund not achieving its investment objective. To the extent that a Fund invests in money market mutual funds for its cash position, such Fund will indirectly bear its pro rata portion of such funds’ management fees and operational expenses. These expenses are in addition to the expenses a Fund bears directly in connection with its own operations.

Preferred Stock Risk. Preferred stock is an equity security but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Preferred stock present certain additional risks, including credit risk, interest rate risk, subordination to bonds and other debt securities in a company’s capital structure, liquidity risk, and the risk of limited or no voting rights. Additionally, during periods of declining interest rates, there is a risk that an issuer may redeem its outstanding preferred stock. If this happens, the Fund may be forced to reinvest in lower yielding securities. An issuer of preferred stock may have special redemption rights that, when exercised, may negatively impact the return of the preferred stock held by the Funds.

Nondiversification. Because the Driehaus Event Driven Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers, the Fund may be subject to greater risks and larger losses than diversified funds. The value of the Fund may vary more as a result of changes in the financial condition or the market’s assessment of the issuers than a more diversified fund.

PIPE Risk. The Driehaus Event Driven Fund may make private investments in public equities whose stock is quoted on a stock exchange or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in a PIPE transaction may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell some or all of the securities on short notice, and the sale of the securities could lower the market price of the securities.

SPAC Risk. The Funds may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until the acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions which may increase the volatility of their prices. In addition, these securities may be considered illiquid and/or subject to restrictions on resale.

Other Investment Strategies and Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Each Fund is intended for long-term investors. Of course, there can be no assurance that a Fund will achieve its investment objective. There are specific restrictions on each Fund’s investments. Such restrictions are detailed in the Statement of Additional Information (“SAI”). Some investment practices described below may not be permissible for a Fund. In addition to the principal risks discussed in the Fund Summaries, the Funds’ investments involve additional potential risks which are summarized below.

The SAI also contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by each Fund to help manage such risks. Each Fund may not use all of these techniques or strategies or might only use them from time-to-time.

Recent Market Events Risk. The domestic and foreign equity and debt capital markets have experienced unprecedented volatility in the past decade. This caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Funds. Because these events are unprecedented, it is difficult to predict their magnitude or duration. In light of the pandemic spread of the novel coronavirus (COVID-19), global markets may experience increased volatility which could, directly or indirectly, adversely affect the performance of the Funds’ investments. Changes in market conditions will not have the same impact on all types of securities. The U.S. government, the Federal Reserve and certain foreign governments and banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g. charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions could negatively impact financial markets generally, increase market volatility and reduce the value and liquidity of certain securities.

Policy and legislative changes in the U.S. and other countries and other events affecting global markets are affecting many aspects of financial regulation and in some circumstances contribute to decreased liquidity and increased volatility in financial markets. The impact of these changes may not be known for some time.

Impact of Certain Investments. The Funds may invest in a variety of securities, including those sold in initial public offerings and derivatives. Such investments may have a magnified performance impact on a Fund depending on a Fund’s size. A Fund may not experience similar performance as its assets grow or its investments change.

Currency Hedging. To the extent a Fund invests in foreign securities, the value of a Fund in U.S. dollars is subject to fluctuations in the exchange rate between foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency, a Fund may enter into a forward currency exchange contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) (“forward currency contract”). Through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as “currency hedging.” By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of a Fund during the period of the forward contract. A default on a contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

The use of forward currency contracts (for transaction or portfolio hedging) will not eliminate fluctuations in the prices of portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward currency contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency.

Settlement Transactions. If a Fund trades a foreign security, it is usually required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. At or near the time of the transaction, a Fund may wish to lock in the U.S. dollar value at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Transaction hedging may be accomplished on a forward basis, whereby a Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. Transaction hedging also may be accomplished by purchasing or selling such foreign currencies on a “spot,” or cash, basis. In so doing, a Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received and the transaction settled. Similar transactions may be entered into by using other currencies. A Fund may also settle certain trades in U.S. dollars. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid investments that are assets. Not readily marketable, illiquid securities include restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A and Section 4a(2) commercial paper under the Securities Act of 1933 may be deemed liquid under the Trust’s Liquidity Risk Management Program, adopted by the Board of Trustees. When there is little or no active trading market for specific types of securities, it can become more difficult to sell securities at or near their perceived value. In addition, in time periods of unusually high volume of redemptions, the Funds may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. In these situations, the value of such securities and the Fund’s share price may fall dramatically and in extreme conditions, the Funds could have difficulty meeting redemption requests. No active trading market may exist for some equity securities. Certain securities may be subject to restrictions on resale. The inability to dispose of (or convert to cash) certain securities in a timely fashion could result in losses to the Funds.

The Funds’ Board has adopted a Liquidity Risk Management Program for the Funds that delegate the responsibility for determining the liquidity status of all securities and other instruments held by a Fund to the Adviser consistent with applicable guidance. The Liquidity Risk Management Program provides for active monitoring of portfolio liquidity by the Fund’s Adviser with quarterly reporting to the Board.

P-Notes. The Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund and Driehaus Emerging Markets Opportunities Fund may utilize participatory notes (commonly known as “P-Notes”) in circumstances where a Fund cannot obtain direct access to a foreign stock market. If a Fund buys such derivative instruments, it is subject to the risk of the inability or refusal to perform of the counterparty to the transaction. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and does not have the same rights under a P-Note as it would as a shareholder of the underlying issuer. Therefore, if a counterparty becomes insolvent, a Fund could lose the total value of its investment in the P-Note. In addition, there is no assurance that there will be a trading market for a P-Note.

Convertible Securities. While convertible securities purchased by the Funds are frequently rated investment grade, a Fund also may purchase unrated convertible securities or convertible securities rated below investment grade if the securities meet the Adviser’s other investment criteria. Each Fund does not currently intend to invest more than 5% of its total assets in below investment grade convertible securities. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser’s own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Debt Securities Risks. Each Fund may invest up to 20% of their total assets in nonconvertible debt securities. Investments in such debt securities are limited to those that are rated within the four highest grades (generally referred to as “investment grade”) assigned by a nationally or internationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality as analyzed by the Adviser under its own procedures. Securities in the fourth-highest grade may possess speculative characteristics. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security. The Adviser will, however, consider that fact in determining whether a Fund should continue to hold the security. The risks inherent in a debt security depend primarily on its term and quality, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities.

Debt securities may be subject to credit risk, interest rate risk, prepayment and extension risk as well as call risk. Credit risk is the failure of an issuer or borrower to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond or creditworthiness of a borrower, which can cause the security’s price to fall, potentially lowering a Fund’s share price. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, a Fund’s share price. The longer a debt security’s effective maturity and duration, the more its price is likely to react to interest rates. Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. When interest rates fall, debt securities may be repaid more quickly than expected and a Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt securities may be repaid more slowly than expected and the value of a Fund’s holdings may fall sharply. This is referred to as “extension risk.” If an issuer “calls” its bond before its maturity date during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield.

Sovereign Debt Risk. The Driehaus Emerging Markets Opportunities Fund may invest in sovereign debt instruments. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Investment Companies. Each Fund may invest in domestic investment companies and with the exception of the Driehaus Micro Cap Growth Fund, the Driehaus Small Cap Growth Fund, Driehaus Small/Mid Cap Growth Fund and Driehaus Event Driven Fund foreign investment companies. Some countries may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country that permits direct foreign investment; similarly, a Fund may invest in a money market fund in order to receive a higher rate of return or to be more productively invested than would be possible through direct investment in money market instruments. Investing through such vehicles may involve layered fees or expenses. The Funds do not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees or expenses.

Repurchase Agreements. Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement involves the sale of securities to a Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate within a specified period of time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by a Fund will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such purchase commitments only with the intention of actually acquiring the securities but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. The Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund and Driehaus International Small Cap Growth Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

Each Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be earmarked or segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit, may increase net asset value fluctuation.

Lending Portfolio Securities. Each Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. government securities). In the event of bankruptcy or other default of the borrower, a Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses.

Disclosure of Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI. The Funds’ portfolio holdings information is available at www.driehaus.com/fund-resources.

Management of the Funds

Trustees and Adviser. The Board of Trustees of the Trust has overall management responsibility. See the SAI for the names of and additional information about the Trustees and officers. The Adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, is responsible for providing investment advisory and management services to the Funds, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in 1982 and as of March 31, 2021, managed approximately $13 billion in assets.

On March 9, 2021, Mr. Richard Driehaus passed away, causing the Adviser to undergo a technical change in control. According to the terms of the investment advisory agreement dated September 25, 1996, as amended (the “Previous Agreement”), between the Adviser and the Funds, this change in control resulted in the automatic termination of the Previous Agreement. Following the termination, the rules under the Investment Company Act of 1940 permit the Board to approve an interim advisory agreement (the “Interim Advisory Agreement”) within ten business days. Accordingly, on March 11, 2021, the Board of Trustees, on behalf of the Funds, approved the Interim Advisory Agreement between the Funds and the Adviser effective March 9, 2021 (the “Effective Date”).

The Interim Advisory Agreement will take effect as of the Effective Date and, unless permissibly extended, will terminate upon the earlier of: (a) 150 calendar days after the Effective Date; or (b) the approval of a new investment advisory agreement by the shareholders of the Funds. Under the Interim Advisory Agreement, the Adviser will receive a fee equal to the fee received by the Adviser under the Previous Agreement. Other than the effective dates, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Previous Agreement.

Each Fund paid the Adviser an annual investment management fee on a monthly basis as follows for the fiscal year ended December 31, 2020. These fees are higher than the fees paid by most mutual funds.

Fund	As a percentage of average daily net assets
Driehaus Emerging Markets Growth Fund	1.00%
Driehaus Emerging Markets Small Cap Growth Fund	1.10%[1,2]
Driehaus Emerging Markets Opportunities Fund	0.90%[3]
Driehaus International Small Cap Growth Fund	1.00%
Driehaus Micro Cap Growth Fund	1.25%
Driehaus Small Cap Growth Fund	0.60%[4]
Driehaus Small/Mid Cap Growth Fund	0.60%[5]
Driehaus Event Driven Fund	1.00%

1

The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Driehaus Emerging Markets Small Cap Growth Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales and other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.24% of average daily net assets until the earlier of the termination of the investment advisory agreement to take effect upon shareholder approval thereof by the Board of Trustees of the Driehaus Mutual Funds or the Fund’s shareholders, or April 30, 2023. Pursuant to the agreement and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement was made, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver or expense reimbursement and below the current operating expense cap.

2	Effective December 31, 2020, Driehaus Emerging Markets Small Cap Growth Fund reduced its management fee from 1.15% to 1.10% of average daily net assets.

3

The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Driehaus Emerging Markets Opportunities Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales, acquired fund fees and expenses, other investment-related expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.99% of average daily net assets until the earlier of the termination of the investment advisory agreement to take effect upon shareholder approval thereof, by the Board of Trustees or the Fund’s shareholders, or April 30, 2022. Pursuant to the agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement was made, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of waiver / expense reimbursement as well as the current operating expense cap. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee.

4

The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Driehaus Small Cap Growth Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, and other investment-related costs, acquired fund fees and expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Shares and 0.95% of average daily net assets for the Institutional Shares until the earlier of the termination of the investment advisory agreement to take effect upon shareholder approval thereof or April 30, 2023. Pursuant to this agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement was made, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver as well as the existing operating expense cap. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee.

5

The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Driehaus Small/Mid Cap Growth Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, and other investment-related costs, acquired fund fees and expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.95% of average daily net assets until the earlier of the termination of the investment advisory agreement to take effect upon shareholder approval thereof, or May 1, 2023. Pursuant to this agreement, and so long as the investment advisory agreement is in place, for a period of three years subsequent to the Fund’s commencement of operations on May 1, 2020, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap that was in place at the time of the waiver. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Trustees’ approval or continuation of the investment advisory agreement for each Fund, with the exception of the Driehaus Small/Mid Cap Growth Fund, may be reviewed in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2020. The disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Trustees’ approval or continuation of the investment advisory agreement for the Driehaus Small/Mid Cap Growth Fund may be reviewed in the Fund’s semi-annual report to shareholders for the period ending June 30, 2020. Shareholder reports may be obtained by calling 1-800-560-6111, or by visiting www.driehaus.com/fund-resources or the SEC’s website at www.sec.gov.

The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ Adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Driehaus Emerging Markets Growth Fund

The following individuals are responsible for the day-to-day management of the Fund.

Lead Portfolio Manager. Howard Schwab has been a portfolio manager of the Driehaus Emerging Markets Growth Fund since August 2007 and became the lead portfolio manager on May 1, 2012. Mr. Schwab has responsibility for making investment decisions on behalf of the Fund.

Mr. Schwab joined the Adviser in 2001 upon completion of his B.A. degree in Economics from Denison University. Mr. Schwab is also a portfolio manager for the Driehaus Emerging Markets Small Cap Growth Fund and Driehaus Emerging Markets Opportunities Fund. Prior to assuming portfolio manager responsibilities for certain of the Adviser’s international strategies, Mr. Schwab was an international equity analyst for the Adviser.

Portfolio Manager. Chad Cleaver has been a portfolio manager of the Driehaus Emerging Markets Growth Fund since May 1, 2012. Mr. Cleaver served as the assistant portfolio manager of the Fund from May 1, 2008 to May 1, 2012. Mr. Cleaver has responsibility for making investment decisions on behalf of the Fund.

Mr. Cleaver is also a portfolio manager for the Driehaus Emerging Markets Small Cap Growth Fund and Driehaus Emerging Markets Opportunities Fund. Mr. Cleaver received his A.B. in Economics in 2000 from Wabash College. He earned his M.B.A. degree in 2004 from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. Mr. Cleaver is a CFA® charterholder. He began his career with the Board of Governors of the Federal Reserve System. He joined the Adviser in 2004 as an investment analyst to the Fund prior to assuming assistant portfolio management responsibilities on May 1, 2008. He was also the lead portfolio manager of the Driehaus Frontier Emerging Markets Fund, a former series of the Trust, from May 4, 2015 to April 29, 2019.

Portfolio Manager. Richard Thies has been a portfolio manager of the Driehaus Emerging Markets Growth Fund since May 1, 2016. Mr. Thies served as an assistant portfolio manager of the Fund from May 1, 2014 to April 30, 2016. He has responsibility for making investment decisions on behalf of the Fund.

Mr. Thies is also a portfolio manager of Driehaus Emerging Markets Small Cap Growth Fund and Driehaus Emerging Markets Opportunities Fund. Mr. Thies received his B.A. in international studies from Emory University and his M.A. focused in international political economy from the University of Chicago Booth School of Business. Mr. Thies began his career at the International Finance Corporation of the World Bank Group in 2005. In 2008, Mr. Thies worked for Opportunity International as a proposal writer. He then worked as an associate international economist for The Northern Trust in 2009. Mr. Thies joined the Adviser as a macro analyst in 2011. He was also an assistant portfolio manager/portfolio manager of the Driehaus Frontier Emerging Markets Fund, a former series of the Trust, from May 4, 2015 to April 29, 2019.

Driehaus Emerging Markets Small Cap Growth Fund

The following individuals are responsible for the day-to-day management of the Fund.

Lead Portfolio Manager. Chad Cleaver has managed the Driehaus Emerging Markets Small Cap Growth Fund since its inception in August 2011 and became the lead portfolio manager on May 1, 2012. Mr. Cleaver was the assistant portfolio manager for the Driehaus Emerging Markets Small Cap Growth Fund, L.P., the predecessor limited partnership to the Driehaus Emerging Markets Small Cap Growth Fund, since it commenced operations on December 1, 2008. Mr. Cleaver has responsibility for making investment decisions on behalf of the Fund. Mr. Cleaver’s background is described under “Driehaus Emerging Markets Growth Fund – Portfolio Manager.”

Portfolio Manager. Howard Schwab has managed the Driehaus Emerging Markets Small Cap Growth Fund since its inception in August 2011. Mr. Schwab was the portfolio manager for the Driehaus Emerging Markets Small Cap Growth Fund, L.P., the predecessor limited partnership to the Driehaus Emerging Markets Small Cap Growth Fund, since it commenced operations on December 1, 2008. Mr. Schwab has responsibility for making investment decisions on behalf of the Fund. Mr. Schwab’s background is described under “Driehaus Emerging Markets Growth Fund – Lead Portfolio Manager.”

Portfolio Manager. Richard Thies has been a portfolio manager of the Driehaus Emerging Markets Small Cap Growth Fund since May 1, 2016. Mr. Thies has responsibility for making investment decisions on behalf of the Fund. Mr. Thies’ background is described under “Driehaus Emerging Markets Growth Fund – Portfolio Manager.”

Driehaus Emerging Markets Opportunities Fund

The following individuals are responsible for the day-to-day management of the Fund.

Lead Portfolio Manager. Richard Thies has been a portfolio manager of the Driehaus Emerging Markets Opportunities Fund since inception and, together with Mr. Schwab and Mr. Cleaver, is responsible for making investment decisions on behalf of the Fund.

Mr. Thies is also a portfolio manager of the Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund. Mr. Thies was a portfolio manager of the Driehaus Emerging Markets Dividend Growth Fund, L.P. (the “Predecessor Limited Partnership”). Mr. Thies received his B.A. in international studies from Emory University and his M.A. focused in international political economy from the University of Chicago Booth School of Business. Mr. Thies began his career at the International Finance Corporation of the World Bank Group in 2005. In 2008, Mr. Thies worked for Opportunity International as a proposal writer. He then worked as an associate international economist for The Northern Trust in 2009. Mr. Thies joined the Adviser as a macro analyst in 2011.

Portfolio Manager. Howard Schwab has been a portfolio manager of the Fund since inception and, together with Mr. Thies and Mr. Cleaver, is responsible for making investment decisions on behalf of the Fund. Mr. Schwab is also a portfolio manager for the Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund. He was also a portfolio manager of the Predecessor Limited Partnership. Prior to assuming portfolio manager responsibilities for certain of the Adviser’s international strategies, Mr. Schwab was an international equity analyst for the Adviser. Mr. Schwab joined the Adviser in 2001 upon completion of his B.A. degree in Economics from Denison University.

Portfolio Manager. Chad Cleaver has been a portfolio manager of the Driehaus Emerging Markets Opportunities Fund since inception and, together with Mr. Schwab and Mr. Thies, is responsible for making investment decisions on behalf of the Fund.

Mr. Cleaver has been a portfolio manager of the Driehaus Emerging Markets Growth Fund since May 1, 2012 and served as the assistant portfolio manager of that Fund from May 1, 2008 to May 1, 2012. Mr. Cleaver is also the lead portfolio manager for the Driehaus Emerging Markets Small Cap Growth Fund. He was also a portfolio manager of the Predecessor Limited Partnership. Mr. Cleaver received his A.B. in Economics in 2000 from Wabash College. He earned his M.B.A. degree in 2004 from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. He began his career with the Board of Governors of the Federal Reserve System. He joined the Adviser in 2004 as an investment analyst to the Fund prior to assuming assistant portfolio management responsibilities on May 1, 2008.

Assistant Portfolio Manager. Jonathon Mershimer has been an assistant portfolio manager of the Driehaus Emerging Markets Opportunities Fund since April 13, 2020. Mr. Mershimer has certain responsibilities for investment decision-making, subject to the approval of the lead portfolio manager or portfolio managers. Mr. Mershimer received a B.A. in Economics from Bucknell University in 2008 and completed his M.B.A. with a concentration in econometrics/statistics and analytic finance from the University of Chicago Booth School of Business in 2017. Mr. Mershimer is a CFA charterholder. Prior to joining the Adviser in April 2020, he worked as a portfolio manager for Dimensional Fund Advisors. In advance of his time at Dimensional Fund Advisors, he worked as a credit trader for Susquehanna International Group. He began his career in fixed income markets at Société Générale as an assistant trader in the special situations group. Additionally, Jonathon spent his MBA summer as an associate with the leveraged finance group at Wells Fargo.

Driehaus International Small Cap Growth Fund

The following individuals are responsible for the day-to-day management of the Fund.

Portfolio Manager. Daniel Burr has been a portfolio manager for the Driehaus International Small Cap Growth Fund since May 1, 2014. He has responsibility for making investment decisions on behalf of the Fund.

Mr. Burr received his B.S. in applied economics and business management from Cornell University in 2000 and completed his M.B.A. in 2006 with concentrations in finance and accounting from the University of Chicago Booth School of Business. Mr. Burr is a CFA® charterholder. He began his career at First Manhattan Consulting Group as an analyst from 2000 to 2001. Prior to joining Driehaus in 2013, Mr. Burr worked at Oberweis Asset Management, leaving with the title of senior international equity analyst. He joined the Adviser in 2013 as an investment analyst to the Fund prior to becoming portfolio manager.

Portfolio Manager. David Mouser has assisted in the management of Driehaus International Small Cap Growth Fund since its inception on September 17, 2007 and became a portfolio manager for the Fund on May 1, 2008. Mr. Mouser is responsible for making investment decisions on behalf of the Fund. Since September 2005, Mr. Mouser was the assistant portfolio manager for the Driehaus International Opportunities Fund, L.P., the predecessor limited partnership to the Fund.

Mr. Mouser joined the Adviser in 1999 upon completion of his B.S. degree in Finance from the University of Dayton. Prior to assuming portfolio management responsibilities, Mr. Mouser was an investment analyst with the Adviser.

Assistant Portfolio Manager. Ryan Carpenter has been the assistant portfolio manager of the Driehaus International Small Cap Growth Fund since May 1, 2010. He has investment decision-making responsibilities for the Fund, subject to Messrs. Mouser’s and Burr’s approval.

Mr. Carpenter joined the Adviser in 2007 upon completion of his B.A. degree in Finance from the University of Illinois at Chicago. Mr. Carpenter is also the Portfolio Manager for the Adviser’s International Realty strategy. Prior to assuming portfolio management responsibilities, Mr. Carpenter was an investment analyst with the Adviser.

Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund and Driehaus Small/Mid Cap Growth Fund

The following individuals are responsible for the day-to-day management of the Funds.

Lead Portfolio Manager. Jeffrey James has been the portfolio manager for the Driehaus Micro Cap Growth Fund, the Driehaus Small Cap Growth Fund and the Driehaus Small/Mid Cap Growth Fund since each Fund’s inception, and was designated the lead portfolio manager of each Fund on January 15, 2020. Mr. James is responsible for making investment decisions on behalf of the Funds. Mr. James was the portfolio manager for the Driehaus Micro Cap Fund, L.P. since 1998 and the portfolio manager for the Driehaus Institutional Micro Cap Fund, L.P. since its inception. These are the predecessor limited partnerships to the Driehaus Micro Cap Growth Fund. Mr. James was the portfolio manager for the Driehaus Institutional Small Cap, L.P., Driehaus Small Cap Investors, L.P., Driehaus Institutional Small Cap Recovery Fund, L.P. and Driehaus Small Cap Recovery Fund, L.P. These are the predecessor limited partnerships to the Driehaus Small Cap Growth Fund.

Mr. James received his B.S. in Finance from Indiana University in 1990 and an M.B.A. from DePaul University in 1995. He began his career with Lehman Brothers in 1990. From 1991 through 1997, Mr. James worked at the Federal Reserve Bank of Chicago as an analyst. In 1997, Mr. James joined the Adviser as a sector analyst covering the information technology and energy sectors. In 1998, he assumed portfolio management duties for the Adviser’s Micro Cap Growth Strategy and in 2006 for the Adviser’s Small Cap Growth Strategy. In 2012, he assumed portfolio management for the Adviser’s Small/Mid Cap Growth Strategy.

Portfolio Manager. Michael Buck has been a portfolio manager of the Driehaus Micro Cap Growth Fund and the Driehaus Small Cap Growth Fund since January 15, 2020, and of the Driehaus Small/Mid Cap Growth Fund since its inception. Prior to becoming portfolio manager, Mr. Buck served as the assistant portfolio manager of the Driehaus Micro Cap Growth Fund and the Driehaus Small Cap Growth Fund since each Fund’s inception. Mr. Buck has investment decision-making responsibilities for the Funds, subject to Mr. James’s approval. Mr. Buck was the assistant portfolio manager of the Driehaus Micro Cap Fund, L.P. since January 1, 2009 and the Driehaus Institutional Micro Cap Fund, L.P. since its inception. These are the predecessor limited partnerships to the Driehaus Micro Cap Growth Fund. Mr. Buck was the assistant portfolio manager for the Driehaus Institutional Small Cap, L.P., Driehaus Small Cap Investors, L.P., Driehaus Institutional Small Cap Recovery Fund, L.P. and Driehaus Small Cap Recovery Fund, L.P. These are the predecessor limited partnerships to the Driehaus Small Cap Growth Fund.

Mr. Buck received a B.A. in Economics and Cello Performance from Northwestern University in 2000. Mr. Buck began his career in 2001 with Deloitte Consulting. In 2002, he joined the Adviser, where he also serves as a senior research analyst focusing on U.S. micro-cap and small-cap stocks within the consumer discretionary, consumer staples and financials sectors. Mr. Buck is a portfolio manager for the Adviser’s Micro Cap Growth Strategy, Small Cap Growth Strategy and for the Adviser’s Small/Mid Cap Growth Strategy.

Assistant Portfolio Manager. Prakash Vijayan has been an assistant portfolio manager of the Driehaus Micro Cap Growth Fund and the Driehaus Small Cap Growth Fund since January 15, 2020, and of the Driehaus Small/Mid Cap Growth Fund since the Fund’s inception. Mr. Vijayan has certain responsibilities for investment decision-making, subject to the approval of Mr. Buck or Mr. James.

Mr. Vijayan began his career as an equity research analyst for Beekman Capital Management in 2005 covering the technology, media and telecommunications sectors prior to joining Driehaus Capital Management in 2010. He received his Bachelors of Technology degree in mechanical engineering from Indian Institute of Technology in 2003 and a Masters of Science in mechanical engineering from Arizona State University in 2005. Mr. Vijayan is a CFA charterholder.

Driehaus Event Driven Fund

The following individuals are responsible for the day-to-day management of the Fund.

Portfolio Manager. Yoav Sharon has been a portfolio manager of the Driehaus Event Driven Fund since August 3, 2018 and is responsible for making investment decisions on behalf of the Fund. Mr. Sharon served as an assistant portfolio manager of the Driehaus Event Driven Fund from February 1, 2015 to August 3, 2018. Mr. Sharon earned his B.A. from Northwestern University in 2003 and an M.B.A. in finance, international business, and management and strategy from the Kellogg Graduate School of Management at Northwestern University in 2010. He joined the Adviser in 2012. Prior to joining the Adviser, Mr. Sharon worked at Peak6 Investments as a senior analyst and trader. Prior to that, he served as a managing member of a firm he helped found, Raya Trading, and as a senior trader at STR Trading Partners.

Portfolio Manager. Thomas McCauley has been a portfolio manager of the Driehaus Event Driven Fund since August 3, 2018 and is responsible for making investment decisions on behalf of the Fund. Mr. McCauley served as an assistant portfolio manager of the Driehaus Event Driven Fund from June 1, 2017 to August 3, 2018. Mr. McCauley received his B.S. in Finance and Accounting from Tulane University in 2004 and an M.B.A. from the University of Chicago in 2011. He is a CFA charterholder. He joined the Adviser as a Senior Analyst in 2013. From 2011 through 2013, Mr. McCauley was an Investment Analyst with Chicago Fundamental Investment Partners, a hedge fund focused on long/short high yield credit investing. From 2006 through 2009, Mr. McCauley was an Associate with Merit Capital Partners, a private equity investment firm. From 2004 through 2006, Mr. McCauley was an Analyst focused on corporate debt underwriting and merger and acquisition advisory at ABN AMRO bank.

Portfolio Manager. Michael Caldwell has been a portfolio manager of the Driehaus Event Driven Fund since August 3, 2018 and is responsible for making investment decisions on behalf of the Fund. Mr. Caldwell served as an assistant portfolio manager of the Driehaus Event Driven Fund from the Fund’s inception to August 3, 2018. Mr. Caldwell received his B.S. in biomedical engineering from Yale University in 2005. Mr. Caldwell began his career as co-founder of Ivy Concierge, LLC where he served as a managing director from 2005 to 2007. He also worked as a graduate research associate for the department of biomedical engineering at Yale University in 2007. He joined the Adviser in 2008 as an associate analyst focusing on micro and small cap stocks.

The SAI provides additional information about the portfolio managers’ and assistant portfolio managers’ compensation, other accounts managed, and ownership of securities in the Funds.

Distributor. Foreside Financial Services, LLC (“Foreside”), acts as the distributor of the Trust’s shares pursuant to a Distribution Agreement, without any sales concessions or charges to the Fund or to its shareholders.

Administrator. The Northern Trust Company (“Northern Trust”) is the administrator for the Funds. In such capacity, Northern Trust assists the Funds in aspects of their administration and operation, including certain accounting services.

Transfer Agent. Northern Trust is the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder account records.

Custodian. Northern Trust (the “Custodian”) is the custodian for the Funds. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s global custody network or foreign depositories used by such members.

Shareholder Information

Net Asset Value

Each Fund’s net asset value is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 3:00 p.m., Central time) on each day the NYSE is open for trading. Purchases and redemptions are made at a Fund’s net asset value per share next calculated after receipt of your purchase or redemption order in good form. Net asset value per share of each class is determined by dividing the value of a Fund’s assets attributable to that class, less its liabilities attributable to that class, by the number of outstanding shares of that class of the Fund. The Funds’ holdings are typically valued using readily available market quotations and portfolio currency positions are based on exchange rates provided by an independent pricing service. Securities and foreign currencies may be valued by the Adviser’s Pricing Committee or an independent pricing service as described below, using methods approved by the Board of Trustees when: (i) securities cannot be priced through a readily available market quotation provided by a pricing service and no broker-dealer quotations are available or are determined not to be reasonable, or (ii) an event occurs that affects the value of a portfolio security between the time its price is determined in its local market or exchange and the close of the NYSE where the event would materially affect net asset value.

The Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Emerging Markets Opportunities Fund, and Driehaus International Small Cap Growth Fund use an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the U.S. market movement exceeds a certain threshold. This pricing service uses correlations between the movement of prices of foreign equity securities and indices of U.S. traded securities and other indicators, such as closing prices of American Depository Receipts and futures contracts, to determine the fair value of relevant foreign equity securities. In such cases, a Fund’s value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon the security’s sale. Because foreign securities markets may operate on days that are not business days in the U.S., the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem the Funds’ shares.

Available Share Classes – Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund

Investor Shares

The Investor class:

●	is designed for individuals, trusts, estates, corporations, endowments, foundations and other investors who purchase shares directly from the Fund or through a financial intermediary.
●	does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries.
●	may make shareholder services fee payments at an annual rate not to exceed 0.25% of the Fund’s Investor class average daily net assets.
●	generally requires a $10,000 initial minimum investment, although the minimum may be waived at the discretion of the Adviser.

Institutional Shares

The Institutional class:

●

is designed to be sold to corporations, endowments and foundations, charitable trusts, retirement plans, wrap fee plans and other programs charging asset-based fees, brokers, registered investment advisors, banks and bank trust programs, investment companies and other pooled investment vehicles and certain individuals meeting the investment minimum or other specific criteria.

●	may be purchased directly from the Fund or through a financial intermediary.
●	does not impose sales charges and does not make any shareholder services fee payments or 12b-1 fee payments to financial intermediaries.
●	generally requires a $500,000 initial minimum investment, although the minimum may be waived at the discretion of the Adviser.

All other Funds have a single share class.

Opening an Account

1)	Read this Prospectus carefully.

2)

The Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, Driehaus Small/Mid Cap Growth Fund, Driehaus Emerging Markets Opportunities Fund and Driehaus Event Driven Fund have the following minimum investments, which may be waived at the discretion of the Adviser:

Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
$10,000	$2,000	$2,000	$500	$100	$300

The Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund have the following minimum investments, which may be waived at the discretion of the Adviser:

	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Initial IRA Investment	Minimum Subsequent IRA Investment	Minimum Automatic Investment Plan (Monthly)	Minimum Automatic Investment Plan (Quarterly)
Investor Shares	$ 10,000	$ 2,000	$ 2,000	$ 500	$ 100	$ 300
Institutional Shares	$ 500,000	None	$ 500,000	None	N/A	N/A

3)

Complete the appropriate sections of the New Account Application, carefully following the instructions. If you have questions, please contact Shareholder Services at 1-800-560-6111. Complete the appropriate sections of the application which apply to account privileges. You will automatically have telephonic redemption and exchange privileges unless you indicate on the application that you do not want these privileges. By confirming your privileges on the New Account Application, you can avoid the delay of having to submit an additional application to change your privileges.

The Funds seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

4)	Include your purchase check or call Shareholder Services at 1-800-560-6111 to initiate a wire purchase.

5)

To open an Individual Retirement Account (IRA), complete the appropriate Traditional or Roth IRA Application which may be obtained by visiting www.driehaus.com/fund-resources or by calling Shareholder Services at 1-800-560-6111. IRA investors should also read the IRA Disclosure Statement and Custodial Account Agreement for further details on eligibility, service fees, and federal tax considerations. For IRA accounts, the procedures for purchasing and redeeming shares of the Funds, and the account features, policies and fees may differ from those discussed in this Prospectus. Please contact Shareholder Services at 1-800-560-6111 for additional information.

How to Purchase Shares

1)	By Mail. Make your check payable to Driehaus Mutual Funds. The Funds accept:

●	Your personal check, preprinted with your name and address
●	Certified personal checks

for Fund share purchases under $100,000. For purchases of $100,000 or more, the Funds accept only wire transfers.

Driehaus Mutual Funds will not accept the following forms of payment for Fund shares:

●	Cash
●	Credit cards
●	Cashier’s/Official checks
●	Bank drafts
●	Third party checks
●	“Starter” checks that do not have a printed name and address on them

●	Travelers checks
●	Credit card checks
●	Money orders

Any expense incurred as a result of a returned check will be borne by the shareholder. The Fund will charge a $20 fee against your account, in addition to any loss sustained by the Fund, for any check returned for insufficient funds. If you are adding to your existing account, fill out the detachable investment slip from an account statement or indicate your Fund account number and the name(s) in which the account is registered directly on the check. Send to:

Regular Mail: Driehaus Mutual Funds P.O. Box 4766 Chicago, IL 60680-4766	Overnight Delivery: Driehaus Mutual Funds c/o Northern Trust 333 South Wabash Avenue, W-38 Chicago, IL 60604

2)	By Wire Transfer. Call Shareholder Services at 1-800-560-6111 to initiate your purchase and obtain your account number. Then wire your investment to:

The Northern Trust Co

50 S. LaSalle St.

Chicago, IL 60607

ABA #071000152

Account #: 5201683100

Shareholder Name:

Shareholder Account #DRH1083FFFAAAAAAA

*FFF is your Fund Number and AAAAAAA is your account number

3)

Through Automatic Investment Plan. Additional investments in shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds via Automated Clearing House Network Transfer (“ACH”) from your pre-designated bank account through the Automatic Investment Plan. This plan is not available for Institutional Shares.

4)

Through ACH. Additional investments in shares of the Funds may also be made at any time by authorizing the Transfer Agent to withdraw funds via ACH from your pre-designated bank account. The Funds do not accept initial investments through ACH. Instructions to purchase shares of the Funds by ACH which are received prior to close of the NYSE receive the net asset value calculated on the next business day. Instructions to purchase shares of the Funds by ACH received after the close of the NYSE receive the net asset value calculated on the second business day after receipt.

5)

Through Financial Institutions. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. The institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the Funds. There are no charges or limitations imposed by the Funds, other than those described in this Prospectus, if shares are purchased (or redeemed) directly from the Funds or Foreside. However, unless waived, each of the Funds except Driehaus Event Driven Fund will deduct 2.00% from the redemption amount if you sell your shares within 60 days after purchase.

New investors who would like to participate in the Automatic Investment Plan (not available for the Institutional Shares) or make additional investments in shares of the Funds by ACH should complete the appropriate section of the account application and mail it to Driehaus Mutual Funds at the address included in the “By Mail” section above. Current investors should complete the Optional Account Services Form to add either or both privileges to their account(s). To obtain either form, call Shareholder Services at 1-800-560-6111 or visit www.driehaus.com/fund-resources.

Financial Intermediaries and Shareholder Servicing

Financial institutions that enter into a sales agreement with the Adviser, Foreside or the Trust (“Intermediaries”) may accept purchase and redemption orders on behalf of the Funds. If communicated in accordance with the terms of the sales agreement, a purchase or redemption order will be deemed to have been received by the Funds when the Intermediary accepts the order. In certain instances, an Intermediary may designate other third-party financial institutions (“Sub-Designees”) to receive orders from their customers on the Funds’ behalf. The Intermediary is liable to the Funds for its compliance with the terms of the sales agreement and the compliance of each Sub-Designee. All orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by the Intermediary or Sub-Designee, provided that such orders are communicated in accordance with the terms of the applicable sales agreement.

Certain Intermediaries may enter purchase orders on behalf of their customers by telephone, with payments to follow within several days as specified in their sales agreement. Such purchase orders will be effected at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Intermediary to place the order on a timely basis. If payment is not received within the time specified in the agreement, the Intermediary could be held liable for any fees or losses resulting from the cancellation of the order.

An investor transacting in Fund shares may be required to pay their Intermediary a commission for executing such transactions.

Some Intermediaries charge a fee for shareholder administrative and/or sub-transfer agency services (“shareholder services”) that they provide to Fund shareholders on a Fund’s behalf. These shareholder services may include transfer agent and sub-transfer agent services, aggregating and processing purchase and redemption orders, providing periodic statements, receiving and transmitting funds, processing dividend payments, providing sub-accounting services, forwarding shareholder communications, receiving, tabulating and transmitting proxies, responding to inquiries and performing such other related services as a Fund may request. The fee may be based on the number of accounts or may be a percentage, currently up to 0.40% annually, of the average value of accounts for which the Intermediary provides services.

The Driehaus Emerging Markets Growth Fund’s Investor Shares, the Driehaus Small Cap Growth Fund’s Investor Shares and Driehaus Event Driven Fund have each adopted a Shareholder Services Plan that authorizes each Fund to make payments to Intermediaries or to reimburse the Adviser for payments to Intermediaries for shareholder services provided on behalf of the Fund. Each Shareholder Services Plan allows for annual payments not to exceed 0.25% of the Investor class or, in the case of the Driehaus Event Driven Fund, the Fund’s average daily net assets, which is intended to compensate the Intermediary for its provision of shareholder services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds. These shareholder services fees paid by the Funds are reflected in the “Other Expenses” line that appears in the Funds’ fee table in the Fund Summary section.

The Adviser makes payments to Intermediaries for providing shareholder servicing or distribution related activities. As discussed above, the Driehaus Emerging Markets Growth Fund’s and the Driehaus Small Cap Growth Fund’s Investor Shares reimburse the Adviser for payments it makes to Intermediaries for shareholder services at a rate not to exceed 0.25% of each Fund’s Investor class average daily net assets. The Driehaus Event Driven Fund also reimburses the Adviser for payments made to Intermediaries for shareholder services at a rate not to exceed 0.25% of the Fund’s average daily net assets. The Adviser makes payments that are in excess of the amounts reimbursed by the Driehaus Emerging Markets Growth Fund, Driehaus Small Cap Growth Fund and Driehaus Event Driven Fund. No payments are made by the Funds for distribution related activities of the Funds.

The Driehaus Emerging Markets Growth Fund’s and Driehaus Small Cap Growth Fund’s Institutional Shares and the Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Emerging Markets Opportunities Fund, Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund and Driehaus Small/Mid Cap Growth Fund do not pay fees to Intermediaries or reimburse the Adviser for payments it makes to Intermediaries in connection with shareholder administrative and/or sub-transfer agency services or any other services that an Intermediary may provide to its clients.

General Purchase Information

Shares of each Fund are offered only to residents of states and other jurisdictions in which the shares are available for purchase. The Funds do not generally sell shares to persons or entities, including foreign financial institutions, foreign shell banks and private banking accounts, residing outside the U.S., its territories and possessions, even if they are U.S. citizens or lawful permanent residents, except to persons with U.S. military APO or FPO addresses. However, under limited circumstances, the Funds reserve the right to sell shares to such persons or entities residing outside of the U.S., its territories and possessions. The Funds reserve the right not to accept any purchase order. The Funds also reserve the right to change their investment minimums without notice. For all purchases, confirmations are sent to the investor in writing except purchases made by reinvestment of dividends, which will be confirmed quarterly.

“Buying a Dividend.” Unless you are purchasing Fund shares through a tax-advantaged account (such as an IRA), buying Fund shares at a time when a Fund has substantial undistributed income or gains can cost you money in taxes. See “Distributions and Taxes – Buying a Distribution” below. Contact the Fund for information concerning when distributions will be paid.

Shares Purchased by Check or ACH. Shares purchased by check are subject to a 10 business day escrow period to ensure payment to the relevant Fund. Shares purchased by ACH are subject to a 5 business day escrow period to ensure payment to the relevant Fund. The proceeds of shares redeemed during the escrow period will be released after expiration of the escrow period.

Driehaus Emerging Markets Growth Fund. The Driehaus Emerging Markets Growth Fund is closed to new investors. You may purchase Fund shares and reinvest dividends and capital gains you receive on your holdings of Fund shares in additional shares of the Fund if you are:

●	A current Fund shareholder;
●

A participant in a qualified retirement plan that offers the Fund as an investment option or that has the same or a related plan sponsor as another qualified retirement plan that offers the Fund as an investment option; or

●	A financial advisor or registered investment adviser whose clients have Fund accounts.

You may open a new account in the Fund if you:

●	Are an employee of the Adviser or its affiliates or a Trustee of Driehaus Mutual Funds;
●	Exchange your shares of another Driehaus Mutual Fund for shares of the Fund;
●

Hold shares of the Fund in another account, provided your new account and your existing account are registered under the same address of record, the same primary Social Security Number or Taxpayer Identification Number, the same name(s), and the same beneficial owner(s); or

●	Are a financial advisor or registered investment adviser whose clients have Fund accounts.

These restrictions apply to investments made directly through the Fund’s distributor, as well as investments made through intermediaries. Intermediaries that maintain omnibus accounts are not allowed to open new sub-accounts for new investors, unless the investor meets the criteria listed above. Once an account is closed, additional investments will not be accepted unless you meet the criteria listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund reserves the right to (i) eliminate any of the exceptions listed above and impose additional restrictions on purchases of Fund shares; and (ii) make additional exceptions that, in its judgment, do not adversely affect the Adviser’s ability to manage the Fund.

Driehaus Micro Cap Growth Fund. The Driehaus Micro Cap Growth Fund is closed to both new investors and most existing investors. You may purchase Fund shares if you are:

●

A participant in a qualified retirement plan that offers the Fund as an investment option or that has the same or a related plan sponsor as another qualified retirement plan that offers the Fund as an investment option; or

●	A participant in a pre-established automatic investment plan as of July 31, 2018.

These restrictions apply to investments made directly through the Fund’s distributor, as well as investments made through intermediaries. Intermediaries that maintain omnibus accounts are not allowed to open new sub-accounts for new investors. Once an account is closed, additional investments will not be accepted. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund reserves the right to (i) eliminate any of the exceptions listed above and impose additional restrictions on purchases of Fund shares; and (ii) make additional exceptions that, in the Adviser’s judgment, do not adversely affect its ability to manage the Fund.

How to Redeem Shares

1)	By Mail. Shareholders may sell shares by writing the Funds at the following address:

Regular Mail: Driehaus Mutual Funds P.O. Box 4766 Chicago, IL 60680-4766	Overnight Delivery: Driehaus Mutual Funds c/o Northern Trust 333 South Wabash Avenue, W-38 Chicago, IL 60604

Certain requests for redemption must be signed by the shareholder with a signature guarantee. See “Shareholder Services and Policies — Medallion Signature Guarantees” below. Redemption proceeds will be net of any applicable redemption fees.

2)

By Telephone. You will automatically have the telephone redemption by check privileges when you open your account unless you indicate on the application that you do not want this privilege. You may also have redemption proceeds sent directly to your bank account by wire or ACH if you mark the appropriate box(es) and provide your bank information on your application. If you are a current shareholder, you should complete the Optional Account Services Form to add these additional redemption options to your account. You may make a telephone redemption request for up to $100,000 by calling Shareholder Services at 1-800-560-6111 and providing your account number, the exact name of your account and your social security or taxpayer identification number. See “General Redemption Information” below for specific information on payment of redemption proceeds under each payment option. The Funds reserve the right to suspend or terminate the telephone redemption privilege at any time.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose address has changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired or electronically transferred to a bank account previously designated by you in writing.

3)

By Wire Transfer. If you have chosen the wire redemption privilege, you may request the Funds to transmit your proceeds by Federal Funds wire to a bank account previously designated by you in writing and not changed within the past 30 days. See “General Redemption Information — Execution of Requests” below.

4)

Through ACH. Your redemption proceeds less any applicable redemption fee, can be electronically transferred to your pre-designated bank account on or about the date of your redemption. There is no fee associated with this redemption payment method.

5)

Through Financial Institutions. If you bought your shares through a financial institution and these shares are held in the name of the financial institution, you must redeem your shares through the financial institution. Please contact the financial institution for this service.

General Redemption Information

Institutional and Fiduciary Account Holders. Institutional and fiduciary account holders, such as corporations, custodians, executors, administrators, trustees or guardians, must submit, with each request, a completed certificate of authorization in a form of resolution acceptable to the Funds. The request must include other supporting legal documents as required from organizations, executors, administrators, trustees or others acting on accounts not registered in their names. For more information, please contact Shareholder Services at 1-800-560-6111.

Cancellation. A shareholder may not cancel or revoke a redemption order once instructions have been received and accepted. The Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

Redemptions by the Funds. The Funds reserve the right to redeem shares in any account and send the proceeds to the owner if, immediately after a redemption, the shares in the account do not have the Minimum Account Value as shown below:

Fund	Minimum Account Value	Minimum IRA Account Value
Driehaus Emerging Markets Growth Fund – Investor Shares	$ 5,000	$ 1,500
Driehaus Emerging Markets Growth Fund – Institutional Shares	$ 250,000	$ 250,000
Driehaus Emerging Markets Small Cap Growth Fund	$ 5,000	$ 1,500
Driehaus Emerging Markets Opportunities Fund	$ 5,000	$ 1,500
Driehaus International Small Cap Growth Fund	$ 5,000	$ 1,500
Driehaus Micro Cap Growth Fund	$ 5,000	$ 1,500
Driehaus Small Cap Growth Fund – Investor Shares	$ 5,000	$ 1,500
Driehaus Small Cap Growth Fund – Institutional Shares	$ 250,000	$ 250,000
Driehaus Small/Mid Cap Growth Fund	$ 5,000	$ 1,500
Driehaus Event Driven Fund	$ 5,000	$ 1,500

A shareholder would be notified that the account is below the minimum and would have 30 days to increase the account before the account is redeemed. For Institutional Shares purchased directly from the Driehaus Emerging Markets Growth Fund and the Driehaus Small Cap Growth Fund, the Funds reserve the right to automatically convert Institutional Shares in your account to Investor Shares rather than redeem those shares if your account falls below $250,000. The Funds would notify you if they intend to convert your shares and you would have 30 days to increase the account before the shares are converted. If your shares are converted, the conversion will have no effect on the value of your investment in Institutional Shares of the Funds at the time of conversion. However, the number of shares you own after the conversion may be greater or lower than the number of shares you owned before the conversion, depending on the net asset value of the Investor

Shares compared to the Institutional Shares. Shareholders of the Driehaus Emerging Markets Growth Fund and the Driehaus Small Cap Growth Fund generally will not recognize gain or loss for federal income tax purposes on the conversion of their Institutional Shares to Investor Shares of the Funds.

In-Kind Redemptions. The Funds generally intend to pay all redemptions in cash. However, the Funds may pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities, if your requests over a 90-day period total more than $250,000 or 1% of the net assets of the relevant Fund, whichever is less, during normal and stressed market conditions. An in-kind redemption is taxable for federal income tax purposes in the same manner as a redemption for cash.

Execution of Requests. If an order is placed prior to the close of regular trading on the NYSE (normally 3:00 p.m., Central time) on any business day, the purchase of shares is executed at the net asset value determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day.

A redemption order will be executed at the price which is the net asset value determined after proper redemption instructions are received, minus the redemption fee, if applicable. The redemption price received depends upon the Fund’s net asset value per share at the time of redemption and any applicable redemption fee. Therefore, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss for federal income tax purposes.

Each Fund except the Driehaus Event Driven Fund will deduct a redemption fee of 2.00% from the redemption amount for shareholders who sell their shares within 60 days of purchase. This fee is paid to the Fund and is designed to offset the commission costs, market impact costs, tax consequences to the Fund, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Redemption fees may be waived in certain circumstances (see “Policies and Procedures Regarding Frequent Purchases and Redemptions” below).

For shareholders who purchased shares on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.

The Funds typically expect to pay redemption proceeds, less any applicable fees (including redemption fees), as follows:

1)	PAYMENT BY CHECK – Normally mailed within seven days of redemption to the address of record.

2)	PAYMENT BY WIRE – Normally sent via the Federal Wire System on the next business day after redemption ($15 wire fee applies) to your pre-designated bank account.

3)	PAYMENT BY ACH – Normally sent by ACH on or about the date of your redemption to your pre-designated bank account. Please consult your financial institution for additional information.

If it is in the best interest of the Funds to do so, the Funds may take up to seven days to pay proceeds from shares redeemed. The redemption price will be determined as of the time proper redemption instructions are received, in the manner described above, even if a Fund delays payment of the proceeds. For payments sent by wire or ACH, the Funds are not responsible for the efficiency of the federal wire or ACH systems or the shareholder’s financial services firm or bank. The shareholder is responsible for any charges imposed by the shareholder’s financial services firm or bank. Payment for shares redeemed within 10 business days after purchase by personal check or 5 business days after purchase by ACH will be delayed until the applicable escrow period has expired. Shares purchased by certified check or wire are not subject to the escrow period.

The Funds typically expect to effect sales of portfolio assets and use cash or cash equivalents to meet their redemption requests. In normal and stressed market conditions, the Funds may also access amounts available to them under their line of credit to meet redemption requests, if necessary, and the Funds may effect an “in-kind redemption” under the circumstances described above. The Funds may use redemption fees to help mitigate dilution and address transaction costs associated with shareholder activity.

Policies and Procedures Regarding Frequent Purchases and Redemptions

Frequent and short-term trading in shares of the Funds, known as “market timing,” can harm long-term Fund shareholders. Such short-term trading activity can result in increased costs to the Funds for buying and selling portfolio securities and also can disrupt portfolio management strategies when the Funds need to maintain cash or liquidate portfolio holdings to meet redemptions. The Funds except the Driehaus Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, Driehaus Small/Mid Cap Growth Fund and Driehaus Event Driven Fund may be particularly susceptible to risks of short-term trading because they invest in foreign securities. Time zone differences among international stock markets may motivate investors to attempt to exploit the use of prices based on closing prices of foreign securities exchanges (“time zone arbitrage”). The Funds’ valuation procedures seek to minimize investors’ ability to engage in time zone arbitrage in the Funds. See “Net Asset Value” above.

The Trust’s Board of Trustees has adopted policies and procedures in an effort to discourage and prevent market timing, which do not accommodate frequent purchases and redemptions of shares. The Trust imposes a 2% redemption fee on redemptions (including exchanges) of Fund shares (except the Driehaus Event Driven Fund) made within 60 days of their purchase. This redemption fee was imposed to reduce the impact of costs resulting from short-term trading and to deter market timing activity. The Funds waive the redemption fee in certain circumstances, including for certain retirement plan investors, for certain omnibus accounts when the Intermediary collects the fee at the sub-account level and remits it to the Funds, for investors in certain wrap programs and otherwise, at the Funds’ discretion. The Funds reserve the right to modify or terminate these waivers at any time.

The Funds’ Adviser or its designee receives trading activity information from the Transfer Agent and monitors Fund inflows and outflows for suspected market timing activity using certain activity thresholds. The Adviser or its designee monitors the trading activity of direct shareholders and trading activity through Intermediaries, as well as instances in which the Funds receive a redemption fee from a direct shareholder or Intermediary account. The Adviser may rely on one or more service providers to perform the obligations described above. This monitoring may result in the Funds’ rejection or cancellation of future purchase or exchange transactions in that shareholder’s account(s) without prior notice to the shareholder. Under current procedures, such rejection or cancellation would occur within one business day after the Adviser identifies the suspected market timing activity. The Funds also may limit the number of exchanges a shareholder can make between the Funds.

Shares of the Funds may be purchased directly from the Funds (through the Transfer Agent) or through omnibus arrangements with broker-dealers or other Intermediaries that aggregate shareholder transactions. The Funds do not know the identity of the beneficial owners of many of the accounts opened through Intermediaries and consequently rely on the Intermediaries to comply with the Funds’ policies and procedures on frequent purchases and redemptions. In some instances, the Funds allow an Intermediary to impose frequent trading restrictions that differ from those of the Funds. Investors who purchase shares through an Intermediary should review any disclosures provided by the Intermediary with which they have an account to determine what frequent trading restrictions may apply to their account. The Funds may direct any Intermediary to block any shareholder account from future trading in the Funds if market timing is suspected or discovered.

Shareholders seeking to engage in market timing activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds or Intermediaries will be able to identify these shareholders or curtail their market timing activity.

Shareholder Services and Policies

Exchanging Shares. Any shares of a Fund that you have held for the applicable escrow period may be exchanged for shares of any other Driehaus Mutual Fund in an identically registered account, provided the Fund(s) has (have) the same transfer agent, is (are) available for purchase, the Fund(s) to be acquired is (are) registered for sale in your state of residence and you have met the minimum initial investment requirements. Procedures applicable to the purchase and redemption of a Fund’s shares are also applicable to exchanging shares, including the prices that you receive and pay for the shares you exchange. You will automatically have the ability to exchange shares of any Driehaus Mutual Fund, subject to the qualifications noted above, by telephone unless you indicate on your application that you do not want this privilege. The Funds reserve the right to limit the number of exchanges between Funds and to reject any exchange order. The Funds reserve the right to modify or discontinue the exchange privilege at any time upon 60 days’ written notice. For federal income tax purposes, an exchange is treated the same as a sale and you may recognize a capital gain or loss upon an exchange, depending upon the cost or other basis of the shares exchanged. The 2.00% redemption fee also applies to shareholders who exchange their shares for any other Driehaus Mutual Fund shares within 60 days of purchase.

You may also exchange shares of one class of the Driehaus Emerging Markets Growth Fund or the Driehaus Small Cap Growth Fund for a different class of shares offered by same Fund, provided that you meet the eligibility requirements for that class, including the minimum investment requirements. For federal income tax purposes, an exchange of shares of a Fund directly for shares of a different class of the same Fund generally will not result in recognition of a gain or loss by the exchanging shareholder.

Medallion Signature Guarantees. A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account activity. In addition to certain signature requirements, a medallion signature guarantee is required, unless such requirement is waived by the Adviser, in any of the following circumstances:

●	A redemption request is over $100,000.
●	A redemption check is to be made payable to anyone other than the shareholder(s) of record or the name has been changed within 30 days of the request.
●	A redemption check is to be mailed to an address other than the address of record or the address has been changed within 30 days of the request.
●	A redemption amount is to be wired to a bank other than one previously authorized.
●	To add or change bank information for wire or ACH transactions on an existing account.

At the Funds’ discretion, medallion signature guarantees also may be required for other transactions or changes to your account. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.

Telephone Transactions. Shareholders will automatically have telephone redemption by check and exchange privileges unless they indicate on their account application that they do not want these privileges. Shareholders may initially purchase shares by telephone via bank wire. Shareholders engaging in telephone transactions should be aware of the risks associated with these types of transactions as compared to written requests. Although the Funds employ reasonable procedures to confirm that instructions received by telephone are genuine, a shareholder authorizing a transaction by telephone bears the risk of any resulting losses, unless the Funds or their service providers fail to employ these measures. In such cases, the Funds or their service providers may be liable for losses arising from unauthorized or fraudulent instructions. In addition, the Funds reserve the right to record all telephone conversations. Confirmation statements for telephone transactions should be reviewed for accuracy immediately upon receipt by the shareholder.

Delivery of Written Requests. Neither the U.S. Postal Service nor other independent delivery services are agents of the Funds. Therefore, deposits in the mail or with such services or receipt at the Funds’ post office box of purchase orders and redemption requests do not constitute receipt by the Transfer Agent.

Unusual Circumstances. During times of unusual economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In addition, in unusual circumstances, a Fund may temporarily suspend the processing of redemption requests or may postpone payment of proceeds for up to seven days or longer as allowed by federal securities laws. In the event that you are unable to reach the Funds by telephone, requests may be mailed to the Funds at the address listed in “How to Redeem Shares.”

A Note on Mailing Procedures. In order to provide greater convenience to our shareholders and cost savings to the Funds by reducing the number of duplicate shareholder mailings, only one copy of most proxy statements, financial reports and prospectuses will be mailed to households, even if more than one person in a household holds shares of a Fund. Separate shareholder statements will continue to be mailed for each Fund account. If you want additional copies or do not want your mailings to be “householded,” please call Shareholder Services at 1-800-560-6111 or write to Driehaus Mutual Funds, P.O. Box 4766, Chicago, IL 60680-4766.

Dividend Policies

Reinvestment of Distributions. Dividends and distributions payable by a Fund are automatically reinvested in additional shares of such Fund unless the investor indicates otherwise on the application or subsequently notifies the Fund, in writing, of the desire to not have dividends automatically reinvested. Reinvested dividends and distributions are treated the same for federal income tax purposes as dividends and distributions received in cash. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in shares of the applicable Fund. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Distributions and Taxes

Payment of Dividends and Other Distributions. Each Fund pays its shareholders dividends from its investment company taxable income (determined without regard to the deduction for dividends paid), and distributions from any realized net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards available from prior years). Dividends and distributions are generally paid once a year. Each Fund intends to distribute at least 98% of any ordinary income for the calendar year (not taking into account any capital gains or losses), plus 98.2% of capital gain net income realized during the 12-month period ended October 31 in that year, if any. Each Fund intends to distribute any undistributed ordinary income and capital gain net income in the following year.

Because the Driehaus Small Cap Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Micro Cap Growth Fund and Driehaus Emerging Markets Opportunities Fund succeeded to the tax basis of the assets of its predecessor limited partnership(s), shareholders should be aware that, as portfolio securities that were received from the limited partnership(s) are sold, any capital gain that existed at the time the Fund acquired the securities from the limited partnership(s), along with any appreciation that occurred while the Fund held the securities, may be recognized by the Fund, and such recognized gain, if any, will be distributed to Fund shareholders as dividends or distributions and will be taxable to them for federal income tax purposes.

Federal Income Tax Status of Dividends and Other Distributions. Distributions by a Fund of investment company taxable income (determined without regard to the deduction for dividends paid) are generally subject to federal income tax at ordinary income tax rates. However, a portion of such distributions that were derived from certain corporate dividends may qualify for either the 50% dividends received deduction available to corporate shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), or the reduced rates of federal income taxation for “qualified dividend income” currently available to individual and other noncorporate shareholders under the Code, provided certain holding period and other requirements are satisfied. However, dividends received by a Fund from foreign corporations are not expected to qualify for the dividends received deduction and dividends received from certain foreign corporations may not qualify for treatment as qualified dividend income. Distributions of net capital gains, if any, are generally taxable as long-term capital gains for federal income tax purposes regardless of how long a shareholder has held shares of a Fund. Long-term capital gains are taxable to individual and other noncorporate shareholders at a maximum federal income tax rate of 20%. The U.S. federal income tax status of all distributions will be designated by a Fund and reported to its shareholders annually. Distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared to shareholders of record in the last three months of the calendar year and paid in the following January are taxable as if paid on December 31 of the year declared.

In addition, an additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries that generally entitle each Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. Each Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

To the extent that a Fund is liable for foreign income taxes, the Fund may make an election under the Code to “pass through” to the Fund’s shareholders foreign income taxes paid, but there can be no assurance that the Fund will qualify to make such election. It is not expected that the Driehaus Micro Cap Growth Fund, the Driehaus Small Cap Growth Fund, the Driehaus Small/Mid Cap Growth Fund nor the Driehaus Event Driven Fund will qualify to make such election. If this election is made, shareholders will generally be able to claim a credit or deduction (subject to certain limitations) on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may be able to claim a credit for foreign taxes paid and, in any event, will be treated as having taxable income in the amount of the shareholder’s pro rata share of foreign taxes paid by the Fund. If a Fund does not make such an election, the foreign taxes paid by the Fund will reduce the Fund’s net investment income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Buying a Distribution. If you buy shares before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which may be subject to federal income tax as described above. In addition, a Fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when a Fund has a negative return.

Redemption of Fund Shares. Unless a shareholder is a tax-exempt investor or investing through a tax-advantaged account, a redemption or exchange of Fund shares is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares redeemed or exchanged, the shareholder may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if the shareholder held the shares for more than one year. If the shareholder held the shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary income tax rates for federal income tax purposes. Shareholders may be limited in their ability to utilize capital losses. Any loss realized on sales or exchanges of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. For federal income tax purposes, an exchange of shares of a Fund directly for shares of a different class of the same Fund generally will not result in recognition of a gain or loss by the exchanging shareholder.

Backup Withholding. A Fund may be required to withhold federal income tax (“backup withholding”) at a 24% rate from dividends, distributions and redemption proceeds paid to certain shareholders. Backup withholding may be required if:

●	An investor fails to furnish the Fund with the investor’s properly certified social security or other taxpayer identification number;
●

An investor fails to properly certify that the investor’s taxpayer identification number is correct or that the investor is not subject to backup withholding due to the underreporting of certain income; or

●	The Internal Revenue Service (“IRS”) informs the Fund that the investor’s taxpayer identification number is incorrect or that the investor is subject to backup withholding.

Cost Basis Reporting. The Funds are required to report to the IRS, and to furnish to Fund shareholders, detailed cost basis and holding period information for Fund shares acquired on or after January 1, 2012 (“covered shares”), that are redeemed on or after that date. These requirements do not apply to investments through a tax-advantaged arrangement, such as a 401(k) or an IRA. If you redeem covered shares during any year, the Funds will report the following information to the IRS and to you on Form 1099-B: (i) the cost basis of such shares, (ii) the gross proceeds you received on the redemption, and (iii) the holding period for the redeemed shares. The Funds’ default method for calculating the cost basis of covered shares is the average cost basis. You should contact your tax or other advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method other than the default average cost basis. If you wish to change your cost basis methodology, please see the Cost Basis Election Form at www.driehaus.com/fund-resources or call 1-800-560-6111. If you hold your Fund shares through a financial intermediary, please contact your representative regarding the reporting of cost basis and available elections for your account.

Taxation of Non-U.S. Shareholders. Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty.

Certifications of federal income tax status are contained in the account application that should be completed and returned when opening an account. Each Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Fund to reimburse a shareholder for amounts withheld. A shareholder may, however, claim the amount withheld as a credit on the shareholder’s federal income tax return, provided certain information is provided to the IRS.

The foregoing discussion of U.S. federal income taxation is only a general summary as of April 30, 2021. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisors as to the federal, state, local and foreign tax consequences of ownership of any Fund shares before making an investment in a Fund.

Financial Highlights — Driehaus Emerging Markets Growth Fund – Investor Shares

The financial highlights table is intended to help you understand the Fund’s Investor Shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from the financial statements which have been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$39.53	$31.80	$39.64	$27.98	$26.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.09)[1]	0.30 [1]	0.26 [1]	0.11 [1]	0.03
Net realized and unrealized gain (loss) on investments	10.87	7.76	(6.73)	11.78	1.54
Total income (loss) from investment operations	10.78	8.06	(6.47)	11.89	1.57
LESS DISTRIBUTIONS:
Net investment income	—	(0.33)	(0.16)	(0.23)	(0.11)
Net realized gain	(1.22)	—	(1.21)	—	—
Total distributions	(1.22)	(0.33)	(1.37)	(0.23)	(0.11)
Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$49.09	$39.53	$31.80	$39.64	$27.98
Total Return	27.31%	25.34%	(16.26)%	42.52%	5.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$951,998	$863,535	$791,656	$1,266,365	$1,335,873
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.39%	1.41%	1.38%	1.54%	1.65%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.38%	1.40%	1.37%	1.53%	1.63%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	(0.24)%	0.85%	0.69%	0.33%	0.11%
Portfolio turnover	203%	167%	218%	176%	232%

1	Net investment income (loss) per share has been calculated using the average shares method.

2	Amount represents less than $0.01 per share.

3

Such ratios are net of fees paid indirectly. The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.01%, 0.01%, 0.01%, and 0.01% for the years 2016, 2017, 2018, 2019, and 2020.

Financial Highlights — Driehaus Emerging Markets Growth Fund – Institutional Shares

The financial highlights table is intended to help you understand the Fund’s Institutional Shares financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from the financial statements which have been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year Ended December 31,			For the Period July 17, 2017 through December 31,
	2020	2019	2018	2017
Net asset value, beginning of period	$39.48	$31.76	$39.61	$34.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)[1]	0.38 [1]	0.32	0.12 [1]
Net realized and unrealized gain (loss) on investments	10.89	7.75	(6.71)	4.92
Total income (loss) from investment operations	10.88	8.13	(6.39)	5.04
LESS DISTRIBUTIONS:
Net investment income	—	(0.41)	(0.25)	(0.28)
Net realized gain	(1.22)	—	(1.21)	—
Total distributions	(1.22)	(0.41)	(1.46)	(0.28)
Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$49.14	$39.48	$31.76	$39.61
Total Return	27.60%	25.60%	(16.08)%	14.47%[3]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$1,331,263	$928,230	$654,445	$513,135
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.17%	1.20%	1.17%	1.17%[4]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	1.16%	1.19%	1.16%	1.16%[4]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	(0.02)%	1.07%	0.89%	0.71%[4]
Portfolio turnover	203%	167%	218%	176%[3]

1	Net investment income (loss) per share has been calculated using the average shares method.

2	Amount represents less than $0.01 per share.

3	Not annualized.

4	Annualized.

5	Such ratios are net of fees paid indirectly. The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.01% for the years 2017, 2018, 2019, and 2020.

Financial Highlights — Driehaus Emerging Markets Small Cap Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from the financial statements which have been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.38	$10.80	$14.21	$10.66	$11.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	0.06	(0.04)[1]	0.02 [1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	4.80	3.58	(3.37)	3.53	(1.14)
Total income (loss) from investment operations	4.82	3.64	(3.41)	3.55	(1.17)
LESS DISTRIBUTIONS:
Net investment income	(0.12)	(0.06)	—	—	(0.02)
Total distributions	(0.12)	(0.06)	—	—	(0.02)
Redemption fees added to paid-in capital	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$19.08	$14.38	$10.80	$14.21	$10.66
Total Return	33.56%	33.71%	(24.00)%	33.30%	(9.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$89,729	$62,407	$89,653	$271,146	$261,387
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.72%	1.80%[3]	2.27%[3]	1.82%	1.75%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	1.45%[5]	1.45%[3,5]	2.26%[3]	1.80%	1.73%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	0.12%[5]	0.52%[5]	(0.30)%	0.15%	(0.26)%
Portfolio turnover	248%	220%	207%	243%	240%

1	Net investment income (loss) per share has been calculated using the average shares method.

2	Amount represents less than $0.01 per share.

3

Ratio of expenses to average net assets includes interest expense of 0.01% for the year ended December 31, 2019, and less than 0.005% for the year ended December 31, 2018. The interest expense is from utilizing the line of credit.

4

Such ratios are net of fees paid indirectly. The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.02%, 0.02%, 0.01%, and 0.00% for the years 2016, 2017, 2018, 2019, and 2020.

5

Such ratios are after prior administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011. Effective December 31, 2020, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 1.24% of average daily net assets until April 30, 2023. From November 1, 2018, to December 31, 2020, the annual operating expense limitation was 1.45%.

Financial Highlights — Driehaus Emerging Markets Opportunities Fund

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from the financial statements which have been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available, without charge, upon request.

	For the Year Ended December 31,
	2020	2019	2018	2017
Net asset value, beginning of period	$11.94	$9.93	$11.54	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.16	0.29	0.24	0.17
Net realized and unrealized gain (loss) on investments	3.43	1.86	(1.77)	1.94
Total income (loss) from investment operations	3.59	2.15	(1.53)	2.11
LESS DISTRIBUTIONS:
Net investment income	(0.11)	(0.14)	—	(0.16)
Net realized gain	(0.25)	—	(0.08)	(0.41)
Total distributions	(0.36)	(0.14)	(0.08)	(0.57)
Redemption fees added to paid-in capital	—	—	—	0.00 [1]
Net asset value, end of period	$15.17	$11.94	$9.93	$11.54
Total Return	30.09%	21.64%	(13.22)%	21.14%[2]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$53,221	$39,043	$31,637	$43,183
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.62%	1.89%	2.05%	2.04%[3]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	0.99%[5]	1.23%[5]	1.75%[5]	1.75%[3,5]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	1.47%	2.67%	2.19%	2.12%[3]
Portfolio turnover	135%	155%	169%	99%[2]

*	Fund commenced operations on May 1, 2020.

1	Amount represents less than $0.01 per share.

2	Not annualized.

3	Annualized.

4	Such ratios are net of fees paid indirectly. The expense ratio impacts of fees paid indirectly were 0.00% for the years 2018, 2019, and 2020.

5

Effective May 1, 2019, the Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) would not exceed the Fund’s operating expense cap of 0.99% of average daily net assets until April 30, 2022. Prior to May 1, 2019, the annual operating expense limitation was 1.75%.

Financial Highlights — Driehaus International Small Cap Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from the financial statements which have been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.52	$8.13	$11.39	$9.33	$10.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	0.06	(0.02)[1]	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	3.10	2.41	(1.92)	3.88	(0.61)
Total income (loss) from investment operations	3.11	2.47	(1.94)	3.84	(0.63)
LESS DISTRIBUTIONS:
Net investment income	(0.08)	(0.01)	—	—	—
Net realized gain	(0.96)	(0.07)	(1.32)	(1.78)	(0.12)
Total distributions	(1.04)	(0.08)	(1.32)	(1.78)	(0.12)
Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$12.59	$10.52	$8.13	$11.39	$9.33
Total Return	29.71%	30.41%	(16.92)%	41.44%	(6.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$288,855	$268,229	$218,430	$325,361	$270,401
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.23%	1.24%	1.50%	1.73%	1.72%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	1.23%	1.24%	1.49%	1.71%	1.70%
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.02%	0.65%	(0.21)%	(0.44)%	(0.15)%
Portfolio turnover	104%	96%	118%	143%	151%

1	Net investment income (loss) per share has been calculated using the average shares method.

2	Amount represents less than $0.01 per share.

3

Such ratios are net of fees paid indirectly. The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.02%, 0.02%, 0.01%, 0.00%, and 0.00% for the years 2016, 2017, 2018, 2019, and 2020.

Financial Highlights — Driehaus Micro Cap Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from the financial statements which have been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.95	$11.11	$14.44	$12.65	$10.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.20)	(0.16)	(0.19)	(0.18)[1]	(0.11)[1]
Net realized and unrealized gain (loss) on investments	11.20	3.90	0.55	3.26	2.02
Total income (loss) from investment operations	11.00	3.74	0.36	3.08	1.91
LESS DISTRIBUTIONS:
Net investment income	—	(0.02)	—	—	—
Net realized gain	(3.96)	(1.88)	(3.69)	(1.29)	—
Total distributions	(3.96)	(1.90)	(3.69)	(1.29)	—
Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of period	$19.99	$12.95	$11.11	$14.44	$12.65
Total Return	85.60%	33.89%	3.88%	24.30%	17.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$334,391	$269,120	$264,607	$322,533	$396,590
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.46%	1.48%	1.44%[3]	1.45%[3]	1.48%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	1.43%	1.43%	1.42%[3]	1.43%[3]	1.44%[5]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[4]	(1.33)%	(1.32)%	(1.19)%	(1.33)%	(1.00)%[5]
Portfolio turnover	141%	165%	156%	177%	180%

1	Net investment income (loss) per share has been calculated using the average shares method.

2	Amount represents less than $0.01 per share.

3	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2018 and 2017. The interest expense is from utilizing the line of credit.

4

Such ratios are net of fees paid indirectly. The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.04%, 0.02%, 0.02%, 0.05%, and 0.03% for the years 2016, 2017, 2018, 2019, and 2020.

5

Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, November 18, 2013. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.70% of average daily net assets until November 17, 2016.

Financial Highlights — Driehaus Small Cap Growth Fund – Investor Shares

The financial highlights table is intended to help you understand the Fund’s Investor Shares financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from the financial statements which have been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year Ended December 31,			For the Period August 21, 2017 through December 31,
	2020	2019	2018	2017
Net asset value, beginning of period	$15.37	$11.66	$11.62	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.18)[1]	(0.13)	(0.12)[1]	(0.04)[1]
Net realized and unrealized gain (loss) on investments	9.98	4.81	0.48	1.86
Total income (loss) from investment operations	9.80	4.68	0.36	1.82
LESS DISTRIBUTIONS:
Net investment income	—	—	—	—
Net realized gain	(1.55)	(0.97)	(0.33)	(0.20)
Total distributions	(1.55)	(0.97)	(0.33)	(0.20)
Redemption fees added to paid-in capital	—	0.00 [2]	0.01	—
Net asset value, end of period	$23.62	$15.37	$11.66	$11.62
Total Return	63.77%	40.25%	3.33%	18.18%[3]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$28,088	$10,899	$7,538	$1,344
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.35%	1.59%	2.57%	7.86%[4]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	1.20%[6]	1.17%[6]	1.18%[6]	1.20%[4,6]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	(1.04)%[4,6]	(0.95)%[4,6]	(0.87)%[4,6]	(0.94)%[4,6]
Portfolio turnover	164%	206%	193%	66%[3]

1	Net investment income (loss) loss per share has been calculated using the average share method.

2	Amount represents less than $0.01 per share.

3	Not annualized.

4	Annualized.

5

Such ratios are net of fees paid indirectly. The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00%, 0.02%, 0.03%, and 0.02% for the years 2017, 2018, 2019, and 2020.

6

Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Investor Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Investor Class’s operating expense cap of 1.20% of average daily net assets until April 30, 2023.

Financial Highlights — Driehaus Small Cap Growth Fund – Institutional Shares

The financial highlights table is intended to help you understand the Fund’s Institutional Shares financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from the financial statements which have been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the Year Ended December 31,			For the Period August 21, 2017 through December 31,
	2020	2019	2018	2017
Net asset value, beginning of period	$15.47	$11.70	$11.63	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.11)[1]	(0.10)	(0.08)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	10.07	4.84	0.39	1.86
Total income (loss) from investment operations	9.96	4.74	0.39	1.83
LESS DISTRIBUTIONS:
Net investment income	—	—	—	—
Net realized gain	(1.55)	(0.97)	(0.33)	(0.20)
Total distributions	(1.55)	(0.97)	(0.33)	(0.20)
Redemption fees added to paid-in capital	—	0.00 [2]	0.01	—
Net asset value, end of period	$23.88	$15.47	$11.70	$11.63
Total Return	64.39%	40.62%	3.59%	18.28%[3]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$327,155	$161,821	$123,395	$38,631
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	0.80%	0.89%	1.04%	1.48%[4]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	0.81%[6]	0.92%[6]	0.93%[6]	0.95%[4,6]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[5]	(0.64)%[6]	(0.70)%[6]	(0.62)%[6]	(0.69)%[4,6]
Portfolio turnover	164%	206%	193%	66%[3]

1	Net investment income (loss) loss per share has been calculated using the average share method.

2	Amount represents less than $0.01 per share.

3	Not annualized.

4	Annualized.

5

Such ratios are net of fees paid indirectly. The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00%, 0.02%, 0.03%, and 0.01% for the years 2017, 2018, 2019, and 2020.

6

Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and recoupments, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 21, 2017. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual operating expenses for the Institutional Class (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Institutional Class’s operating expense cap of 0.95% of average daily net assets until April 30, 2023.

Financial Highlights — Driehaus Small/Mid Cap Growth Fund

The financial highlights table is intended to help you understand the Fund’s Investor Shares financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

For the period May 1, 2020* through December 31,
2020
Net asset value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04)
Net realized and unrealized gain (loss) on investments	7.47
Total income (loss) from investment operations	7.43
LESS DISTRIBUTIONS:
Net investment income	—
Net realized gain	(0.24)
Total distributions	(0.24)
Net asset value, end of period	$17.19
Total Return	74.23%[1]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$14,845
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	2.58%[2]
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	0.95%[2,4]
Ratio of net investment income (loss) (including interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[3]	(0.73)%[2,4]
Portfolio turnover	96%[1]

*	Fund commenced operations on May 1, 2020.

1	Not annualized.

2	Annualized.

3	Such ratios are net of fees paid indirectly. The ratio for the Fund includes the effect of fees paid indirectly which impacted the ratio by 0.00%.

4

Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the prior administrative agent and transfer agent, and The Northern Trust Company, the current administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2020. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 0.95% of average daily net assets until May 1, 2023.

Financial Highlights — Driehaus Event Driven Fund

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below has been derived from the financial statements which have been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available, without charge, upon request.

	For the Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.55	$9.99	$10.79	$10.34	$9.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.12	0.26	0.25	0.02	0.02
Net realized and unrealized gain (loss) on investments	2.74	1.69	(0.69)	0.43	0.59
Total income (loss) from investment operations	2.86	1.95	(0.44)	0.45	0.61
LESS DISTRIBUTIONS:
Net investment income	(0.17)	(0.39)	(0.36)	—	(0.09)
Net realized gain	(0.31)	—	—	—	—
Tax return of capital	—	—	—	—	(0.03)
Total distributions	(0.48)	(0.39)	(0.36)	—	(0.12)
Net asset value, end of period	$13.93	$11.55	$9.99	$10.79	$10.34
Total Return	24.84%	19.53%	(4.03)%	4.35%	6.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$142,064	$69,455	$51,675	$165,648	$256,482
Ratio of total expenses before reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets	1.59%	1.93%	1.90%	1.77%	2.03%
Ratio of total expenses net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[1,2]	1.57%	1.90%	1.88%	1.76%	2.01%
Ratio of net investment income (loss) (including dividends and interest on short positions and interest expense) net of reimbursements, waivers, recoupments and/or fees paid indirectly to average net assets[1,2]	0.67%	2.63%	2.57%	0.48%	0.78%
Portfolio turnover	136%	111%	101%	198%	246%

1

The ratio for the fund includes the effect of dividends and interest on short positions, and interest expense which increased the expense ratios by 0.59%, 0.31%, 0.31%, 0.30%, and 0.13% for the years 2016, 2017, 2018, 2019, and 2020.

2

Such ratios are net of fees paid indirectly (see Note C in the Notes to Financial Statements). The ratio for the fund includes the effect of fees paid indirectly which impacted the expense ratios by 0.02%, 0.01%, 0.02%, 0.03%, and 0.02% for the years 2016, 2017, 2018, 2019, and 2020.

Historical Performance Information for Similar Small/Mid Cap Growth Accounts Managed by the Investment Adviser

The Driehaus Small/Mid Cap Growth Fund was organized in May of 2020 and has a limited performance history of its own. The following tables set forth composite performance data relating to the historical performance of all accounts managed by the Adviser for the periods indicated with investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Adviser in managing substantially similar accounts as measured against a market index and does not represent the performance of the Fund.

The Adviser accounts comprising the composite (the “Accounts”) are not subject to the same types of expenses to which the Fund is subject, certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Code. Thus, the performance results for the Accounts could have been adversely affected if the Accounts had been regulated as investment companies under federal securities laws and tax laws. This performance data should not be considered as an indication of future performance of the Fund.

Average Annual Total Returns as of December 31, 2020	1 Year	3 Years	5 Years	Since Inception*
Driehaus Small/Mid Cap Growth Composite (net of all fees and expenses)	60.98%	30.81%	25.29%	19.66%
Russell 2500® Growth Index (reflects no deduction for fees, expenses or taxes)	40.47%	19.91%	18.68%	16.20%

*	Inception date for the composite is February 1, 2012.

The Adviser has been independently verified for Global Investment Performance Standards (“GIPS®”) compliance since 1986, most recently by ACA Performance Services. Verification assesses whether (1) the Adviser has complied with all the composite constructions requirements of GIPS® on a firm-wide basis and (2) the Adviser’s policies and procedures are designed to calculate and present performance in compliance with GIPS®. The composite returns are net of actual fees and expenses and reflect the reinvestment of all income.

Actual fees may vary depending on, among other things, the applicable management fee schedule and portfolio size. The returns shown are net of all fees and expenses. The fees and expenses of the composite are lower than the operating expenses of the Fund and accordingly, the performance results in the composite are higher than what the Fund’s performance would have been. The Fund’s fees are reflected in its fee table in this Prospectus.

1	GIPS® is a registered trademark of the CFA Institute. CFA Institute does not endorse or promote this organization, nor does it warrant the accuracy or quality of the content contained herein.

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For More Information

More information on these Funds is available without charge, upon request, including the following:

Annual/Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a letter from the Adviser discussing recent market conditions, economic trends and strategies that significantly affected the Funds’ performance during the Funds’ last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more details about each Fund
and its policies. The current SAI is on file with the SEC and is incorporated by reference.

To Obtain Information:

By Telephone

Call: 1-800-560-6111

By Mail

Write to:
Driehaus Mutual Funds
P.O. Box 4766
Chicago, IL 60680-4766

On the Internet

Text-only versions of Fund documents, including the SAI, annual and semi-annual reports can be viewed online or downloaded without charge from: www.driehaus.com/fund-resources or the SEC at http://www.sec.gov.

You can also obtain copies by sending your request by email to publicinfo@sec.gov (a duplicating fee is charged).

© 2021, Driehaus Mutual Funds
1940 Act File No. 811-07655

Statement of Additional Information Dated April 30, 2021

DRIEHAUS MUTUAL FUNDS

25 East Erie Street

Chicago, Illinois 60611

1-800-560-6111

DRIEHAUS EMERGING MARKETS GROWTH FUND

Investor Shares *DREGX

Institutional Shares *DIEMX

DRIEHAUS EMERGING MARKETS SMALL CAP GROWTH FUND *DRESX

DRIEHAUS EMERGING MARKETS OPPORTUNITIES FUND *DMAGX

DRIEHAUS INTERNATIONAL SMALL CAP GROWTH FUND *DRIOX

DRIEHAUS MICRO CAP GROWTH FUND *DMCRX

DRIEHAUS SMALL CAP GROWTH FUND

Investor Shares *DVSMX

Institutional Shares *DNSMX

DRIEHAUS SMALL/MID CAP GROWTH FUND *DSMDX

DRIEHAUS EVENT DRIVEN FUND *DEVDX

(the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus, but provides additional information that should be read in conjunction with the Funds’ prospectus dated April 30, 2021 and any supplements thereto (“Prospectus”). The Prospectus may be obtained at no charge by calling 1-800-560-6111.

The financial statements for the Funds appearing in the Annual Report to Shareholders for the fiscal year ended December 31, 2020 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated herein by reference. The Annual Report is available without charge, upon request by calling 1-800-560-6111.

1

GENERAL INFORMATION AND HISTORY

Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Emerging Markets Opportunities Fund, Driehaus International Small Cap Growth Fund, Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund, Driehaus Small/Mid Cap Growth Fund, and Driehaus Event Driven Fund (individually, a “Fund” and collectively, the “Funds”) are each a series of Driehaus Mutual Funds (the “Trust”), an open-end management investment company. The Funds except for Driehaus Event Driven Fund are each a diversified series of the Trust, and Driehaus Event Driven Fund is a nondiversified series of the Trust. Driehaus Capital Management LLC (“DCM” or the “Adviser”) provides management and investment advisory services to each Fund. The Trust is a Delaware statutory trust organized under an Agreement and Declaration of Trust (“Declaration of Trust”) dated May 31, 1996, as subsequently amended and restated as of June 4, 2015, and as of the date of this SAI has eight series. The Trust or a Fund may be terminated (i) by the affirmative vote of at least two-thirds of the outstanding shares of the Trust (or Fund) at any meeting of shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by at least two-thirds of the outstanding shares, or (iii) by the Trustees by written notice to shareholders. The Trust may issue an unlimited number of shares, in one or more series or classes as its Board of Trustees (the “Board”) may authorize. The Driehaus Emerging Markets Growth Fund commenced operations on December 31, 1997. After succeeding to the assets of the Driehaus Emerging Markets Small Cap Growth Fund, L.P., the Driehaus Emerging Markets Small Cap Growth Fund commenced operations on August 22, 2011. The Driehaus Emerging Markets Opportunities Fund commenced operations on April 10, 2017, after succeeding to the assets of Driehaus Emerging Markets Dividend Growth Fund, L.P. After succeeding to the assets of the Driehaus International Opportunities Fund, L.P., the Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007. After succeeding to the assets of the Driehaus Micro Cap Fund, L.P. and the Driehaus Institutional Micro Cap Fund, L.P., the Driehaus Micro Cap Growth Fund commenced operations on November 18, 2013. After succeeding to the assets of the Driehaus Institutional Small Cap Fund, L.P., Driehaus Small Cap Investors, L.P., Driehaus Institutional Small Cap Recovery Fund, L.P. and Driehaus Small Cap Recovery Fund, L.P., the Driehaus Small Cap Growth Fund commenced operations on August 21, 2017. The Driehaus Small/Mid Cap Growth Fund commenced operations on May 1, 2020. The Driehaus Event Driven Fund commenced operations on August 26, 2013.

The Driehaus Emerging Markets Growth Fund and the Driehaus Small Cap Growth Fund each offer two classes of shares: Investor Shares and Institutional Shares. The classes of the Funds pay pro rata the costs of management of each Fund’s portfolio, including the advisory fee. Each class of the Funds bears the cost of its own transfer agency and shareholder servicing arrangements, and any other class-specific expenses, which results in differing expenses by class. Because of the different expenses, the Institutional Shares of each Fund generally has a lower expense ratio and correspondingly higher total return than the Investor Shares.

Each share of a Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board with respect to the applicable class of shares of that Fund, and all shares of a class of a Fund have equal rights to the residual assets of that class in the event of liquidation of that Fund.

As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a Trustee or Trustees and will assist in the communication with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). All shares of all series of the Trust are voted together in the election of Trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by an individual Fund, except that shares are voted by an individual Fund or an individual class of a Fund when required by the 1940 Act or other applicable law, or when the Board determines that the matter affects only the interests of one Fund or one class of a Fund, in which case shareholders of the unaffected Funds or class are not entitled to vote on such matters.

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Forum for Adjudication of Disputes. The Trust’s Amended and Restated By-Laws (the “By-Laws”) provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or other employee of the Trust to the Trust or the Trust's shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act (the “Delaware Act”) or the Declaration of Trust or these By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or these By-Laws or (v) any action asserting a claim governed by the internal affairs doctrine shall be either (a) the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware; or (b) the U.S. District Court for the District of Illinois or the Circuit Court of the State of Illinois (each, a "Covered Action"). The By-Laws further provide that if any Covered Action is filed in a court other than either (a) the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware or the Superior Court of the State of Delaware; or (b) the U.S. District Court for the District of Illinois or the Circuit Court of the State of Illinois (a "Foreign Action") in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Delaware or the Court of Chancery of the State of Delaware and the Superior Court of the State of Delaware or (ii) the U.S. District Court for the District of Illinois or the Circuit Court of the State of Illinois in connection with any action brought in any such courts to enforce the preceding sentence (an "Enforcement Action") and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder's counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS

The Prospectus describes each Fund’s investment objective as well as certain investment policies and investment techniques that the Fund may employ in pursuing its investment objective. To the extent consistent with its investment objective and restrictions, each Fund may invest in the following instruments and use the following techniques, subject to the following additional risks.

General Investment Risks

As with all investments, at any given time the value of your shares in the Fund(s) may be worth more or less than the price you paid. The value of your shares depends on the value of the individual securities owned by the Funds which will go up and down depending on the performance of the company that issued the security, general market and economic conditions, and investor confidence. In addition, the market for securities generally rises and falls over time, usually in cycles. During any particular cycle, an investment style may be in or out of favor. If the market is not favoring the Funds’ style, the Funds’ gains may not be as big as, or its losses may be larger than, those of other equity funds using different investment styles.

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The Driehaus Emerging Markets Opportunities Fund and the Driehaus Event Driven Fund invest in U.S. and non-U.S. fixed income and floating rate securities, both investment grade and non-investment grade quality, as well as in common stocks, preferred stocks, American Depositary Receipts and Global Depositary Receipts, both within and outside the U.S. These Funds are actively managed taking both long and short positions and may invest in derivatives, including for speculative purposes. In view of this, these Funds may be subject to above-average risk.

The Driehaus Emerging Markets Opportunities Fund and the Driehaus Event Driven Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Market Risk

Due to the uncertainty caused by events such as war, terrorism, natural disasters and pandemics, global markets are at risk to experience increased volatility. Such risks include the recent spread of the novel coronavirus (COVID-19), which has adversely affected economies and markets throughout the world. The duration and full effects of COVID-19 remain uncertain, and the performance of the Funds’ investments could suffer as a result.

Cyber Security Risk

With the increased use of technologies such as the Internet and the use of electronic data, the Funds and their third-party service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third-party service provider (including, but not limited to, the Adviser, administrator, custodian and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. Although the Funds and their service providers have business continuity plans and other safeguards in place, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified.

Foreign Securities and Depositary Receipts

Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Emerging Markets Opportunities Fund and Driehaus International Small Cap Growth Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, taxes or expropriation of assets) than investments in securities of domestic issuers. These Funds may also purchase foreign securities in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign issuers. Additionally, these Funds as well as the Driehaus Micro Cap Growth Fund, Driehaus Small Cap Growth Fund and Driehaus Small/Mid Cap Growth Fund, and Driehaus Event Driven Fund may purchase foreign securities in the form of American Depositary Receipts (“ADRs”). Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. Generally, ADRs are designed for the U.S. securities markets and EDRs and GDRs are designed for use in European and other foreign securities markets. The Funds may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, each Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

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With respect to equities that are issued by foreign issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Nigerian Naira, the dollar value of a Naira-denominated stock held in a Fund will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the Naira, the dollar value of the Naira-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Foreign Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities and positions which are generally denominated in foreign currencies, and utilization of forward currency contracts, involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations. The foreign countries in which a Fund invests may become subject to economic and trade sanctions or embargoes imposed by the U.S. or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a Fund from buying into an issuer’s securities or selling the securities it holds. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries.

Risk of Investing in China. Certain Funds may invest in the securities of Chinese issuers. The Chinese economy may be negatively impacted by trade or political disputes with China’s major trading partners, including the U.S., a decrease in the global demand for Chinese exports or a reduction in spending by Chinese consumers on domestic products. For example, U.S. government executive orders prohibiting investment in the securities of certain Chinese issuers could negatively impact the performance of certain Funds. The central government in China has historically exercised significant control over China’s economy through state ownership and administrative regulation. Government action could have a substantial adverse effect on economic conditions in China, the economic prospects for and the market prices and liquidity of the securities of Chinese companies and the payment of dividends and interest by Chinese companies. In addition, expropriation, including nationalization; confiscatory taxation, political, economic or social instability, environmental issues, or other developments could adversely affect and significantly diminish the value of the Chinese companies in which the Funds invest.

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Europe — Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016, voters in the United Kingdom approved withdrawal from the European Union. Following a period of impasse within the United Kingdom’s Parliament, the Parliament approved the withdrawal of the United Kingdom from the European Union, which took place on January 31, 2020. As of January 1, 2021, the United Kingdom's withdrawal from the European Union's single market and customs union became effective due to the end of the Brexit transition period, and the post-Brexit trade deal between the European Union and the United Kingdom taking effect on December 31, 2020. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Foreign Currency Exchange Transactions. Currency exchange transactions may be conducted either through forward currency contracts (“forward currency contracts”) or on a spot (i.e., cash) basis at the spot rate for purchasing currency prevailing in the foreign exchange market. Forward currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward currency contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Emerging Markets Opportunities Fund and Driehaus International Small Cap Growth Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. Each Fund’s currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described under “Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of each Fund accruing in connection with settlement of the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward currency contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Adviser to limit or reduce exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. No Fund may engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that each Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, each Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward currency contracts for each currency held in each Fund. The Funds, except Driehaus Emerging Markets Opportunities Fund, may not engage in “speculative” currency exchange transactions.

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At the maturity of a forward contract to deliver a particular currency, each Fund may either sell the portfolio security related to such contract and make delivery of the currency, or retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

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A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. In hedging transactions, the value of a Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

Synthetic Foreign Money Market Positions. A Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, should, in general, be similar, but would not be identical because the components of the alternative investments would not be identical.

Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, a synthetic foreign money market position shall not be deemed a “foreign security” for purposes of the policy that, under normal market conditions, the Driehaus Emerging Markets Growth Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in emerging markets companies, for the purposes of the policy that, under normal market conditions, the Driehaus Emerging Markets Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in small capitalization emerging markets companies or for purposes of the policy that, under normal market conditions, the Driehaus Emerging Markets Opportunities Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in emerging markets securities; or for the purposes of the policy that, under normal market conditions, the Driehaus International Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in non-U.S. small capitalization companies.

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Frontier Markets. Certain Funds may invest in the securities of so-called frontier market issuers. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging or developing markets, and, as a result, the risks of investing in emerging or developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.

Lending of Portfolio Securities

Subject to restriction (3) under “Investment Restrictions” in this SAI, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by that Fund. Each Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Each Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. Each Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of the securities if, in the Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, each Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while each Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Repurchase Agreements

Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days as well as any other illiquid securities. A repurchase agreement is a sale of securities to the Fund(s) in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price within a specified time. In the event of bankruptcy of the seller, the Fund(s) could experience both losses and delays in liquidating its collateral.

Warrants

The Funds may purchase warrants, which are instruments that give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Warrants are generally sold by companies intending to issue stock in the future, or by those seeking to raise cash by selling shares held in reserve.

Short Sales

The Driehaus Emerging Markets Opportunities Fund and the Driehaus Event Driven Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

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Short sales involve the risk that a Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a Fund must pay to a lender of the security. There is no guarantee that a Fund will be able to close out a short position at a particular time or at an acceptable price. In addition, because a Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that the security’s value cannot drop below zero. The use of short sales, in effect, leverages a Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.

There is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies and may negatively affect performance.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position. These requirements limit a Fund’s leveraging of its investments and the related risk of losses from leveraging.

Each Fund may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables each Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement.

Rule 144A Securities

The Funds may purchase securities that have been privately placed but are eligible for purchase and sale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. In determining whether a Rule 144A security is liquid or not, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser will consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

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Line of Credit

Subject to restriction (4) under “Investment Restrictions” in this SAI, the Trust has established a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Currently the line of credit is available to each Fund.

Portfolio Turnover

Portfolio turnover rate is measured by dividing the lesser of a particular Fund’s total purchases or sales for the period under consideration by the average portfolio value (i.e., the cumulative total investment in the account at the end of each month, divided by the number of months under consideration).

Derivatives

Derivatives may be used by the Driehaus Emerging Markets Opportunities Fund and the Driehaus Event Driven Fund to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability or other factors. They also may be used in an effort to enhance portfolio returns.

The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, position limits, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a Fund may enter into, eliminate the asset segregation framework currently used by the Funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require Funds whose use of derivatives is more than a limited specific exposure amount to establish and maintain a comprehensive derivatives risk management program and to appoint a derivatives risk manager.

Consistent with its objective, each relevant Fund may invest in a broad array of financial instruments and securities, commonly known as derivatives. (For these purposes, forward currency contracts are not considered “derivatives.”) The Funds may enter into conventional exchange-traded and non exchange-traded options, futures contracts, futures options, swaps and similar transactions, such as caps, floors and collars, involving or relating to currencies, securities, interest rates, prices or other items. In each case, the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark,” such as a security, an index, an interest rate or a currency.

The successful use of derivatives may depend on the Adviser’s ability to correctly forecast changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss. No assurance can be given that any strategy used will succeed. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Privately negotiated and over-the-counter derivatives may not be as well-regulated and may be less marketable than exchange-traded derivatives.

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The Funds may use equity linked certificates/notes/swaps (all derivatives) to further their investment objectives. In buying such derivatives, the Funds could be purchasing bank debt instruments, swaps or certificates that vary in value based on the value of the underlying benchmark security. If a Fund buys such derivative instruments, it is subject to the risk of the inability or refusal to perform of the counterparties to the transaction.

Swaps. A swap agreement is a derivative that is subject to the risks discussed above in “Derivatives.” A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index. In general, swaps are agreements pursuant to which a Fund contracts with a counterparty, such as a bank or a broker/dealer, to receive a return based on or indexed to the performance of an individual security or a basket of securities. Each Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. Banks and dealers act as principals in the swap markets. As a result, each Fund will be subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the counterparties with which a Fund trades. If there is a default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, variance swaps, foreign currency swaps, index swaps, and total return swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum levels. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment.

Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

To the extent a relevant Fund uses interest rate, currency and index swaps, it may use them as hedges or as speculative investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

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With respect to swaps, each relevant Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

It is possible that developments in the swaps market, including additional government regulation, could adversely affect each relevant Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing. Until the mandated rulemaking and regulations under the Dodd-Frank Act are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on a Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. For example, U.S. regulators have recently issued rules which classify certain large banking institutions as global systemically important banking organizations and are designed to improve the resolvability and resilience of global systemically important banks. These rules provide regulators with broad authority to intervene when such entities experience financial difficulty and may affect a Fund’s ability to exercise remedies under its swap agreements. European and Asian regulators are also implementing similar regulations, which are scheduled to become effective on or around the same dates as the U.S.-promulgated rules. Generally speaking, legislation and rules to be promulgated for swaps may exert a negative effect on a Fund, either through limits or requirements imposed on the fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a fund’s investments and of doing business. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund's ability to enter into swap agreements.

Options on Securities and Indexes. The Funds may purchase and sell put options and call options on securities, indexes or foreign currencies. The Funds may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

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A Fund will write call options and put options classified as either “covered” or “uncovered.” For example, in the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are earmarked or held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. Alternatively, an option is “uncovered” if a fund does not own the security underlying the call or does not have an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain, or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

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Call Options on Securities. When a Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, a Fund foregoes any gain from an increase in the market price over the exercise price.

To terminate its obligation on a call which it has written, a Fund may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because a Fund retains the premium received. All call options written by a Fund must be “covered.” For a call to be “covered”: (a) a Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) a Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

When a Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities. When a Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits a Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When a Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because a Fund retains the premium received. All put options written by a Fund must be “covered.” For a put to be “covered”, a Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering a number of indexes, as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

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The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of a Fund’s securities or the price of the securities that a Fund intends to purchase. Although other techniques could be used to reduce or increase a Fund’s exposure to stock price, interest rate and currency fluctuations, a Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The success of any futures transaction may depend on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract under certain circumstances, such as periods of high volatility. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

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There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures. When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

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Transactions in options by each Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

The Driehaus Emerging Markets Opportunities Fund is unable to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Futures Trading Commission (“CFTC”) Rule 4.5 and therefore will be subjected to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules as a commodity pool. In accordance with CFTC guidance, the Adviser has registered with the National Futures Association (“NFA”) as a “commodity pool operator” and will operate the Fund in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations. On August 13, 2013, the CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC regulations. Pursuant to the CFTC harmonization regulations, the Adviser will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the Fund by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the Fund’s prospectus. The CFTC could deem the Fund or the Adviser in violation of an applicable CFTC regulation if the Fund or the Adviser fails to comply with a related SEC regulatory requirement under the CFTC harmonization regulations. Compliance with CFTC regulations could increase the Fund’s expenses, adversely affecting investment returns.

A notice of eligibility for exclusion from the definition of the term “commodity pool operator” under CFTC Rule 4.5 has been filed with the NFA with respect to all the Funds except for Driehaus Emerging Markets Opportunities Fund. The Funds, except for the Driehaus Emerging Markets Opportunities Fund intend to limit its use of futures and options on futures or commodities or engage in swap transactions so as to remain eligible for the exclusion. If the Fund were no longer able to claim the exclusion, the Adviser would be required to register as a “commodity pool operator,” and the Adviser would be subject to regulation under the CEA as a registrant.

Participation Notes and Participatory Notes. The Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Emerging Markets Opportunities Fund and Driehaus International Small Cap Growth Fund may invest in participation notes or participatory notes (“P-Notes”) in circumstances where the Funds cannot obtain direct access to a foreign stock market. P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-Note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-Note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes involve transaction costs. Investments in P-Notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-Note or that the trading price of a P-Note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-Note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of the Funds to accurately value a P-Note. P-Notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subject the Funds that hold them to counterparty risk and this risk may be amplified if the Funds purchase P-Notes from only a small number of issuers.

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Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the Funds would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser's prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used.

Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Corporate Debt Securities

The Driehaus Emerging Markets Opportunities Fund, Driehaus Emerging Markets Small Cap Growth Fund, and Driehaus Event Driven Fund may invest in corporate debt securities, including those issued by issuers in frontier and emerging market countries. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indications. These Funds can invest in corporate securities of any rating or that are unrated. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Preferred Stock

Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Preferred stock present certain additional risks, including credit risk, interest rate risk, subordination to bonds and other debt securities in a company’s capital structure, liquidity risk, and the risk of limited or no voting rights. Additionally, during periods of declining interest rates, there is a risk that an issuer may redeem its outstanding preferred stock. If this happens, the Fund may be forced to reinvest in lower yielding securities. An issuer of preferred stock may have special redemption rights that, when exercised, may negatively impact the return of the preferred stock held by the fund. Credit risk is the risk that a preferred stock in a Fund’s portfolio will decline in price or the issuer of the preferred stock will fail to make dividend, interest, or principal payments when due because the issuer experiences a decline in its financial status. Preferred stocks are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets, and liquidation payments and, therefore, will be subject to greater credit risk than more senior debt instruments. Interest rate risk is the risk that a preferred stock will decline in value because of changes in market interest rates. When market interest rates rise, the market value of a preferred stock generally will fall. Preferred stocks with longer periods before maturity may be more sensitive to interest rate changes. Preferred stocks may have provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If a Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its outstanding preferred stock at par earlier than scheduled, which is generally known as call risk. If this occurs, a Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred stocks frequently have call features that allow the issuer to repurchase the stock prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the obligation at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of its outstanding preferred stock. Another risk associated with a declining interest rate environment is that the income from a Fund’s portfolio may decline over time when the Fund invests the proceeds from share sales at market interest rates that are below the portfolio’s current earnings rate. Certain preferred stocks may be substantially less liquid than many other stocks, such as common stocks. Illiquid preferred stocks involve the risk that the stock may not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the stock on its books. Generally, traditional preferred stocks offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stock holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stock holders no longer have voting rights. In addition, in certain circumstances (for example, a redemption triggered by a change in U.S. federal income tax or securities laws), an issuer of preferred stock may redeem the stock prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the preferred stock held by a Fund.

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Convertible Securities

The Funds may invest in convertible securities. These Funds may also invest in common or preferred stock as a means of realizing the economic value associated with owning convertible securities. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares. All the Funds, except Driehaus Emerging Markets Small Cap Growth Fund may invest in convertible debt securities. By investing in convertible debt securities, the Funds seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The market value of convertible debt securities tends to vary inversely with the level of interest rates. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations.

Sovereign Debt

The Driehaus Emerging Markets Opportunities Fund may invest in sovereign debt securities, which are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Funds may also have limited legal recourse against the defaulting government entity.

The Driehaus Emerging Markets Opportunities Fund may enter into forward contracts, futures and options contracts and swap agreements to provide economic exposure similar to investments in sovereign frontier and emerging market debt or for hedging purposes. Derivatives can be highly volatile, illiquid and difficult to value. Certain types of derivatives, including swap agreements, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.

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The Driehaus Emerging Markets Opportunities Fund may hold short positions in sovereign debt instruments. Short sales on sovereign debt are also subject to risks discussed under the heading “Short Sales.”

Exchange-Traded Funds

Each Fund may purchase shares of exchange-traded funds (“ETFs”). All ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the index is designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.

Each Fund’s investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Fund’s total assets with respect to any one ETF and (c) 10% of the Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the 1940 Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell, any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2%. In any event, the Fund will not invest more than 10% of its total assets in ETFs.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies generally and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions, for example, for funds that invest in other funds within the same group of investment companies. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the adviser), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by certain investment companies be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds another investment company will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market. A fund may be limited to purchasing a particular share class of other investment companies (underlying funds). In certain cases, an investor may be able to purchase lower-cost shares of such underlying funds separately, and therefore be able to construct, and maintain over time, a similar portfolio of investments while incurring lower overall expenses.

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Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Driehaus Emerging Markets Opportunities Fund and Driehaus Event Driven Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate, which is tied to another interest rate, such as a money market index, like the London Interbank Offered Rate ("LIBOR") or Secured Overnight Financing Rate ("SOFR") , or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, although the Funds will participate in any declines in interest rates as well.

The Funds also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

High Yield Securities

The Driehaus Emerging Markets Opportunities Fund and Driehaus Event Driven Fund may invest in high yield, high risk, lower-rated debt securities, including convertible securities. Investments in such securities are subject to greater credit risks than higher rated securities. Debt securities rated below investment grade have greater risks of default than investment grade debt securities, including medium grade debt securities, and may in fact, be in default. Issuers of “junk bonds” must offer higher yields to compensate for the greater risk of default on the payment of principal and interest.

The market for high yield securities is subject to substantial volatility. For example, an economic downturn may have a more significant effect on high yield securities and their markets, as well as on the ability of securities issuers to repay principal and interest, than on higher rated securities and their issuers. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by a Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

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The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for a Fund to value accurately high yield securities or dispose of them. To the extent a Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special federal income tax considerations are associated with investing in zero coupon or pay-in-kind securities. For federal income tax purposes, the Funds will report the interest on these securities as income even though they receive no cash interest until the security’s maturity or payment date. Further, each Fund must distribute substantially all of its income to its shareholders to qualify as a regulated investment company for federal income tax purposes. Accordingly, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so a Fund can meet redemption requests. To the extent that a Fund invests in high yield securities, the achievement of its investment objective may be more dependent on the Adviser’s own credit analysis than is the case for higher quality bonds.

Common Stock

The Funds may invest in common stock across all market capitalizations, except with respect to the Driehaus Emerging Markets Small Cap Growth Fund, the Driehaus International Small Cap Growth Fund, the Driehaus Micro Cap Growth Fund, the Driehaus Small Cap Growth Fund and the Driehaus Small/Mid Cap Growth Fund, to the extent that those Funds have policies to stay within a certain market capitalization. Common stock represents an equity interest in a company, which generally gives the Funds the right to vote on issues affecting the company’s organization and operations. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite their price volatility, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial instruments, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Private Placement Securities Risk

The Funds may invest in private placement securities. Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. The more limited financial information and lack of publicly available prices require a Fund to determine a fair value for such investments. The assignments of fair value prices to private placements consider a wide variety of factors and are reviewed on a regular basis and updated as additional information becomes available. However, the valuation involves a significant amount of judgment and the fair value prices determined for the fund could differ from those of other market participants. Private placement securities are considered to be restricted securities since they cannot be resold without registration or an exemption from registration, features that make them difficult to sell and may negatively impact the price at which they can be ultimately sold. In addition, the issuer typically does not have an obligation to provide liquidity to investors by buying the securities back when the investor wants to sell. Since the offering is not registered with the SEC, investors in a private placement have less protection under the federal securities laws against improper practices than investors in registered securities.

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Duration and Portfolio Maturity

The Driehaus Emerging Markets Opportunities Fund and Driehaus Event Driven Fund may invest without regard to maturity or duration limitations. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of each Fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

U.S. Government Securities

All Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds for temporary or defensive positions. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“Sallie Mae”), are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law. For a discussion of the placement of Fannie Mae into conservatorship, please see the discussion below under “Mortgage-Backed Securities and Other Asset- Backed Securities.”

Mortgage-Backed Securities and Other Asset-Backed Securities

The Driehaus Emerging Markets Opportunities Fund and Driehaus Event Driven Fund may invest in residential and commercial mortgage-backed securities as well as other asset-backed securities that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets (“Asset-Backed Collateral”) and are issued by Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. Mortgage-backed securities include: (1) “Government Agency Mortgage-Backed Securities”; (2) “Privately- Issued Mortgage-Backed Securities”; and (3) collateralized mortgage obligations and multiclass pass-through securities. These securities represent interests in specific Asset-Backed Collateral in which periodic payments of interest on and/or principal of the Asset-Backed Collateral are made, thus, in effect, passing through periodic payments made by the individual borrowers on the Asset-Backed Collateral underlying those securities, net of any fees paid to the servicer, any third-party credit enhancement provider or any guarantor of the securities. Mortgage-backed securities are typically issued in separate tranches that are secured by the same pool of Asset- Backed Collateral but vary with respect to risk and yield because of payment priority of one tranche over another. The Asset-Backed Collateral underlying securities purchased by a Fund may include sub-prime mortgage loans or non-traditional mortgage loans.

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Non-mortgage asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables, as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities.

Like other fixed income securities, when interest rates rise the value of a fixed rate asset-backed security generally will decline; however, when interest rates decline, the value of a fixed rate asset-backed security that permits prepayment may not increase as much as that of other fixed income securities that do not permit prepayment without penalty. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other short-term instruments. With respect to mortgage-backed securities, the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about wide-spread defaults on “sub-prime” loans have created a heightened volatility and turmoil in the general credit markets. While the secondary market for asset-backed securities is ordinarily quite liquid, during an economic downturn or when the underlying mortgage rates are being reset, the secondary market may not be as liquid as the market for other types of securities, which could cause the Funds to experience difficulty in valuing or liquidating (or both) such securities.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship by the Federal Housing Finance Agency (“FHFA”), an independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (“Reform Act”). Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Fannie Mae and Freddie Mac continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

FHFA, as conservator or receiver for Fannie Mae or Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s assets available therefor. In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

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In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae or Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of forty-five (45) or ninety (90) days following the appointment of FHFA as conservator or receiver, respectively.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage- backed securities in the to-be-announced security market, Fannie Mae and Freddie Mac expect to start issuing uniform mortgage-backed securities (“UMBS”) in place of their current separate offerings of to-be-announced-eligible mortgage-backed securities. The issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.

Government Agency Mortgage-Backed Securities

Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

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The Government Agency Mortgage-Backed Securities in which the Funds may invest will include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately-owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. For a discussion of the placement of Fannie Mae into conservatorship, please see the discussion above under “Mortgage-Backed Securities and Other Asset-Backed Securities.”

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. created pursuant to the Emergency Home Finance Act of 1970, as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government. For a discussion of the placement of Freddie Mac into conservatorship, please see the discussion above under “Mortgage- Backed Securities and Other Asset-Backed Securities.”

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Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non-Agency collateralized mortgage-backed securities (“Privately-Issued Non-Agency Mortgage-Backed Securities”). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and multiclass pass-through securities.

The Funds may invest in subordinated Privately-Issued Non-Agency Mortgage-Backed Securities (“Subordinated Securities”). Subordinated Securities have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately- Issued Non-Agency Mortgage-Backed Securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non-Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non-Agency Mortgage-Backed Securities. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed income securities and senior Privately-Issued Non-Agency Mortgage-Backed Securities.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-backed securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other mortgage-backed securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass- through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a real estate mortgage investment conduit for federal income tax purposes.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. Each Fund may invest in such high-risk, derivative mortgage-backed securities.

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Stripped Mortgage-Backed Securities. The Driehaus Emerging Markets Opportunities Fund and the Driehaus Event Driven Fund may invest in stripped mortgage-backed securities issued by the U.S. government (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Funds may fail to fully recover its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable-Rate Mortgage Loans. Certain mortgage loans underlying the mortgage-backed securities in which the Funds may invest will be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are various types of indices which provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR or SOFR, the prime rate of a specific bank, or commercial paper rates. On March 5, 2021, the United Kingdom's Financial Conduct Authority announced that non-U.S. dollar LIBOR rates, along with the 1-week and 2-month U.S. dollar LIBOR rates, will be phased out after December 31, 2021. Thereafter, the remaining U.S. dollar LIBOR rates will cease publication after June 30, 2023, and any LIBOR rates published after June 30, 2023 will not be considered representative of the underlying market. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Funds’ portfolios and therefore in the NAV of the Funds’ shares will be affected by the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

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Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset- backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

Miscellaneous. The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass- through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

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No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Trust's Board of Trustees. In accordance with such guidelines, the Adviser will monitor the Funds’ investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

Rising Interest Rate Risk

There may be less governmental intervention in the securities markets in the future. If so, it could cause an increase in interest rates, which would have a negative impact on fixed income securities and could negatively affect the Funds’ net asset value.

Senior Loans

The Driehaus Event Driven Fund may invest in Senior Loans. Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities (each a “Borrower”). These Borrowers operate in a variety of industries and across geographic regions. Senior Loans generally have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of secured Senior Loans a priority claim on some or all of the collateral underlying the Senior Loan in the event of a default by the Borrower. The Funds may invest in both fixed and floating rate loans. Investing in Senior Loans involves investment risk and some Borrowers default on their Senior Loan repayments.

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors. For a secured Senior Loan, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market (“Assignments”). Loan interests may also take the form of participation interests in a Senior Loan (“Participations”). Senior loans primarily include senior floating rate loans and interests therein. Senior loans also include senior debt obligations that are in the form of notes rather than loan agreements and certain structured products with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such products. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund typically purchases Assignments from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the relevant loan agreement of the assigning Loan Investor. Under an Assignment, a Fund becomes a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor. However, Assignments may be arranged through private negotiations between potential assignees and potential assignors and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

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Participations typically result in a Fund having a contractual relationship only with such Loan Investor, not with a Borrower. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing a Participation, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and a Fund may not directly benefit from the collateral supporting the Senior Loan in which it purchased the Participation. As a result, a Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, a Fund may be treated as a general unsecured creditor of such Loan Investor. In the case of loan Participations where a bank or other lending institution serves as a financial intermediary between a Fund and the Borrower, if the Participation does not shift to the Fund the direct debtor-creditor relationship with the Borrower, the Fund may be required, in some circumstances, to treat both the lending bank or other lending institution and the Borrower as issuers for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying Borrowers represent many different companies and industries.

The Adviser generally relies on its own credit analysis of Borrowers and not on the analysis prepared by rating agencies or other independent parties. There is no minimum rating or other independent evaluation of a Borrower of its securities limiting a Fund’s investments. There is no limit on the percentage of each Fund’s assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality. Although the Adviser will use its best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the quality of Borrowers and other factors. A serious deterioration in credit quality of a Borrower could cause a permanent decrease in a Fund’s net asset value.

Most of the Fund’s Senior Loan investments will be secured by specific assets of the Borrower. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to: (1) working capital assets such as cash, accounts receivable and inventory, (2) tangible fixed assets such as buildings, equipment and real property, (3) intangible assets such as patent rights and trademarks and/or (4) security interests in shares of common and preferred stock of subsidiaries or affiliates. Collateral may sometimes include guarantees or other credit support by affiliates of the Borrower. In some cases, Senior Loans may be secured only by stock in the Borrower or its subsidiaries. The Fund may also invest in Senior Loans not secured by any collateral. Collateral securing a Senior Loan may decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause a Senior Loan to be under-secured. In most credit agreements, there is no formal requirement to pledge additional collateral. Collateral may consist of assets that may not be readily liquidated and there is no assurance that the liquidation of such assets would satisfy a Borrower’s obligations under a Senior Loan. In the event of default by the Borrower, it is possible although unlikely, that a Fund could receive a portion of the Borrower’s collateral. If a Fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of the Fund’s portfolio. Owning such collateral may impact a Fund’s ability to qualify as a regulated investment company for federal income tax purposes.

Certain Borrowers must comply with various restrictive covenants contained in a loan agreement between the Borrower and the holders of the Senior Loan. In addition to requiring scheduled payment of interest and principal, such covenants may include: (1) restrictions on dividend payments and other distributions to stockholders, (2) provisions requiring the Borrower to maintain specific minimum financial ratios, (3) limits on total debt and/or (4) provisions requiring mandatory prepayments. A breach of covenant that is not waived by the Agent of the Loan Investor directly is normally an event of acceleration whereby the Agent or Loan Investor has the right to call the outstanding Senior Loan. The typical practice of the Agent or Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. Under a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the loan agreements, such as waiving a breach of covenant. However, the holder of a Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, interest rate and payment dates.

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With a typical Senior Loan, the Agent administers the terms of the loan agreement and has the right to monitor collateral. The Agent is generally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Agent is typically responsible for monitoring compliance with covenants in the loan agreement based on reports prepared by the Borrower. The Borrower compensates the Agent for providing these services under a loan agreement and such compensation may include special fees. The Fund will rely on the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Failure by the Agent or intermediate participant to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. Unless the terms of the Participation agreement gives the Fund direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate remedies against the Borrower. If an Agent is terminated, a successor Agent would generally be appointed and the assets held by the terminated Agent should remain available to the holders of Senior Loans. However, if the assets held by the Agent on behalf of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in payment on a Senior Loan or suffer a loss of principal and/or interest. Similar risks might arise in situations involving intermediate participants.

In the process of buying, selling and holding Senior Loans, the Fund may pay and may receive various fees and commissions including but not limited to facility fees, commitment fees, letter of credit fees, amendment fees and prepayment penalty fees. These fees are in addition to interest payments received.

Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan based on certain events. The degree to which Borrowers prepay Senior Loans may be affected by, among other things, the general business conditions, the financial condition of the Borrower and competitive conditions among Loan investors. Therefore, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may receive both a prepayment penalty fee from the Borrower and a facility fee if the Fund elects to purchase a new Senior Loan with the proceeds from the prepayment of the former.

The Fund may purchase and retain a Senior Loan where the Borrower has experienced or may likely experience credit problems including involvement in or emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. In such situations, the Fund may determine or be required to accept equity securities or junior debt in exchange for all or a portion of a Senior Loan.

When the Fund has an interest in certain Senior Loans (for example, in a revolving line of credit), the Fund may have an obligation to make additional loans upon demand by the Borrower. These commitments may have the effect of requiring the Fund to increase its investment in a Borrower at a time when it would not have otherwise done so. The Fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments to cover such obligations.

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Lenders can be sued by other creditors and shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate a Fund’s rights under the Senior Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively impact the Fund’s performance. Such action by the court could be based, for example, on a “fraudulent conveyance” claim or failure to perfect a security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of the Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Senior Loan, or the Fund could also have to refund interest.

Participations and Assignments involve credit risk, interest rate risk and liquidity risk as well as the potential liability associated with being a lender. If the Fund purchases a Participation, it may only be able to enforce its rights through the participating Loan Investor and may assume the credit risk of both the Loan Investor and Borrower. Senior Loans generally are not listed on any national securities exchange or automated quotation system and a less active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. Illiquid securities are difficult to value. The market for illiquid securities is more volatile than the market for liquid securities. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser’s opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Other than certain restrictions on the amount of illiquid securities that can be held by a Fund, each Fund has no other limitation on the amount of Senior Loans it may hold. If a substantial portion of the Fund’s assets are invested in Senior Loans, it may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price and could result in capital losses to the Fund and its shareholders. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund’s net asset value per share.

If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject them to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Adviser. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

When-Issued and Delayed-Delivery Securities

To ensure the availability of suitable securities for its portfolio, the Driehaus Emerging Markets Opportunities Fund and Driehaus Event Driven Fund may purchase when-issued or delayed-delivery securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

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When-issued securities represent securities that have been authorized but not yet issued. A Fund may also purchase securities on a forward commitment or delayed- delivery basis. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. A Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Mortgage Dollar Rolls

The Driehaus Emerging Markets Opportunities Fund and Driehaus Event Driven Fund may enter into mortgage “dollar rolls” in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities.

A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a dollar roll for which there is an offsetting cash or liquid security position. A Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Fund’s borrowings and other senior securities.

Money Market Instruments

All Funds may invest in cash and money market securities for temporary or defensive positions, or to have assets available to pay expenses, or satisfy redemption requests. The Driehaus Emerging Markets Opportunities Fund and Driehaus Event Driven Fund may invest in cash and money market securities to “cover” investment techniques or take advantage of investment opportunities. The money market securities in which a Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-l or A-2 by Standard & Poor’s Corporation or Prime-l or Prime-2 by Moody’s Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. government securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with each Fund. In the event of a default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, a Fund would suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of each Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investment policies.

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The Funds may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments). In addition to the advisory fees and other expenses each Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

Rights and Warrants

The Funds may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed for federal income tax purposes as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify as a REIT under the Code or to maintain exemption from the 1940 Act.

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Reverse Repurchase Agreements

The Driehaus Emerging Markets Opportunities Fund and Driehaus Event Driven Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act, and as such are subject to the investment limitations discussed in the section entitled “Investment Restrictions.” Under a reverse repurchase agreement, a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. When a Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase.

Inflation-Indexed Bonds

The Driehaus Emerging Markets Opportunities Fund and Driehaus Event Driven Fund may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation- adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds also may invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

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PIPE Risk

The Driehaus Event Driven Fund may make private investments in public companies whose stock is quoted on a stock exchange or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in a PIPE transaction may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell some or all of the securities on short notice, and the sale of the securities could lower the market price of the securities. PIPE securities are considered illiquid securities.

SPAC Risk

The Funds may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is a publicly listed acquisition vehicle formed to raise capital and acquire or merge with an existing, private operating company. Typically, SPACs have a predetermined time frame of two years to acquire or merge with a private operating company, and if no acquisition or merger occurs, the SPAC is liquidated. Unless and until the acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions which may increase the volatility of their prices. In addition, these securities may be considered illiquid and/or subject to restrictions on resale.

INVESTMENT RESTRICTIONS

Each Fund operates under the following fundamental investment restrictions, which, together with the investment objective and fundamental policies, cannot be changed without the approval of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean the lesser of (i) 67% of a Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund’s outstanding shares. Each Fund may not:

(1)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)	purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;

(3)	make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);
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(4)	borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;

(5)	invest in a security if 25% or more of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,[1] except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; and

(6)	issue any senior security except to the extent permitted under the 1940 Act.

Each Fund, except the Driehaus Event Driven Fund, is diversified and will seek shareholder approval if it elects to become non-diversified in the future.

All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction number 2 above. The deposit or payment by a Fund of initial, maintenance or variation margin in connection with all types of short sales, options and futures contract transactions is not considered to be borrowing for purposes of restriction number 4 above or the issuance of a senior security for purposes of restriction number 6 above.

Each Fund is also subject to the following nonfundamental restrictions and policies, which may be changed by the Board without shareholder approval. Each Fund may not:

(1)	invest in companies for the purpose of exercising control or management;

(2)	purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company (valued at time of purchase);

(3)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

(4)	purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales (except for the Driehaus Emerging Markets Opportunities Fund and Driehaus Event Driven Fund);

[1]	For purposes of this investment restriction, the Funds may use industry classifications contained in Morgan Stanley Capital International and Standard & Poor’s Global Industry Classification Standard (“GICS”), Bloomberg Industry Classification Systems (“BICS”) or any other reasonable industry classification system. To the extent that categorization in GICS, BICS or other provider is “Miscellaneous” or “Other” for an industry, the portfolio managers may change the industry classification to a more appropriate or specific industry. Also for purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.
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(5)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

(6)	under normal market conditions, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. micro cap companies (Driehaus Micro Cap Growth Fund only);

(7)	under normal market conditions, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in emerging markets companies (Driehaus Emerging Markets Growth Fund only);

(8)	under normal market conditions, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in emerging markets securities (Driehaus Emerging Markets Opportunities Fund only);

(9)	under normal market conditions, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of small capitalization emerging markets companies (Driehaus Emerging Markets Small Cap Growth Fund only);

(10)	under normal market conditions, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of non-U.S. small capitalization companies (Driehaus International Small Cap Growth Fund only);

(11)	under normal market conditions, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of U.S. small cap companies (Driehaus Small Cap Growth Fund only); and

(12)	under normal market conditions, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities of U.S. Small/Mid cap companies (Driehaus Small/Mid Cap Growth Fund only).

Each applicable Fund will notify its shareholders at least 60 days prior to any change in the policies described in (6), (7), (8), (9), (10), (11) and (12) above.

For purposes of these investment restrictions, with the exception of the restriction on borrowing, subsequent changes in a Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require a Fund to sell or dispose of an investment or to take any other action, except that if illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid security is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline. With respect to the investment restriction related to borrowing, a Fund may only borrow from banks and in the event that such asset coverage shall at any time fall below 33 1/3% of its total assets, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 33 1/3% of its total assets.

DISCLOSURE OF THE FUNDS’ PORTFOLIO HOLDINGS

It is the policy of the Funds and DCM that non-public information about the Funds’ portfolio holdings (“Portfolio Holdings”) may not be selectively disclosed to any person, unless the disclosure (a) is made for a legitimate business purpose, (b) is made to a recipient who is subject to a duty to keep the information confidential, including a duty not to trade on the basis of the Funds’ Portfolio Holdings (“Authorized Recipients”), (c) is consistent with DCM’s fiduciary duties as an investment adviser or the duties owed by the Funds to their shareholders and (d) will not violate the antifraud provisions of the federal securities laws (“Disclosure Conditions”). The purpose of this policy is to prevent abusive trading in shares of the Funds, such as market timing, and not other fraudulent practices, e.g., trading on “inside information,” that are addressed in the Trust’s and DCM’s Code of Ethics. The policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. However, the policy may not be effective to limit access to portfolio holdings information in all circumstances. For example, DCM may manage accounts other than a Fund or provide model portfolios to other advisors that have investment objectives and strategies similar to those of a Fund. Because these accounts, including a Fund, or model portfolios may be similarly managed, portfolio holdings may be similar across the accounts or model portfolios. In that case, an investor in another account managed by DCM or a recipient of a model portfolio may be able to infer the portfolio holdings of the Fund from the portfolio holdings in that investor's account or in the model portfolio.

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Authorized Recipients of Portfolio Holdings information are: (a) the Trust’s officers and Trustees in their capacity as such; (b) officers, directors or employees of DCM who need the information to perform their duties; (c) outside counsel to the Trust or DCM and independent counsel to the Trust’s Trustees who are not affiliates of the Adviser (each an “Independent Trustee” and collectively, the “Independent Trustees”) in their capacity as such; (d) the independent registered public accounting firm (the “auditors”) for the Funds or DCM; (e) the auditors conducting the performance verifications for DCM and/or their affiliates; (f) third-party broker-dealers in connection with the provision of brokerage, research or analytical services to the Trust or DCM; (g) third-party service providers to the Funds or DCM, such as the Funds’ custodian; the Funds’ administrator and transfer agent; the Funds’ principal underwriter and distributor; DCM’s proxy-voting service; the Funds’ pricing service; liquidity classification provider, and “best execution” analysts retained to evaluate the quality of executions obtained for the Funds, provided their contracts with the Funds and/or DCM contain appropriate provisions protecting the confidentiality, and limiting the use, of the information; (h) consultants and rating and ranking organizations that have entered into written confidentiality agreements with the Trust and/or DCM appropriately limiting their use of the information; and (i) such other Authorized Recipients as may be pre-approved from time to time by DCM’s Chief Executive Officer and President or General Counsel.

Authorized Recipients do not include, for example, members of the press or other communications media, institutional investors and persons that are engaged in selling shares of the Funds to customers, such as financial planners, broker-dealers or other intermediaries unless the Disclosure Conditions are satisfied. However, the Funds and/or DCM may make disclosure of a limited number of Portfolio Holdings, provided the Funds are not disadvantaged by such disclosure and the disclosure is made for a legitimate business purpose. For example, in the normal course of business, in discussions about the Funds with current and prospective institutional shareholders and/or their advisors conducting due diligence about the Funds, the Adviser may occasionally and incidentally mention specific Portfolio Holdings that have not been previously disclosed. The Funds and the Adviser do not believe that these disclosures will disadvantage the Funds.

The Funds will post performance figures on their website within seven business days after month-end. The Funds will post Portfolio Holdings, including top five holdings, on their website 30 days after month-end. Sector and country weightings will be posted as soon as information is available after calendar quarter-end. All Portfolio Holdings information is available at www.driehaus.com/fund-resources. Portfolio Holdings information is also available upon request after the website posting and on Form N-PORT or Form N-CSR. These filings are described below.

The Funds’ Portfolio Holdings posted on the website and in these filings may not represent current or future portfolio composition and are subject to change without notice. Information on particular Portfolio Holdings may be withheld if it is in a Fund’s best interest to do so.

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DCM shall not agree to give or receive from any person or entity any compensation or consideration of any kind (including an agreement to maintain assets in any portfolio or enter into or maintain any other relationship with DCM) in connection with the release of a Fund’s Portfolio Holdings.

DCM’s General Counsel is responsible for reviewing the agreements between the Trust, DCM and the third-party service providers, consultants, rating and ranking organizations and any pre-approved Authorized Recipients, to seek to ensure that these agreements contain appropriate confidentiality and limitations on use provisions. DCM’s Chief Compliance Officer is responsible for monitoring compliance with the Funds’ pre-approval and disclosure restrictions. The Trust’s Treasurer, Chief Legal Officer and Chief Compliance Officer, working with the Trust’s counsel, are responsible for ensuring the accuracy and completeness of the Prospectus and SAI disclosure related to the Funds’ disclosure of portfolio holdings. The Trust’s Chief Compliance Officer will report to the Trust’s Board at least annually on compliance by the Funds and DCM with the policies and procedures on selective disclosure of the Funds’ Portfolio Holdings to enable the Board to exercise its oversight of these policies and procedures.

The Funds’ Portfolio Holdings must be filed with the SEC within 60 days of quarter-end. The Portfolio Holdings are made available on the Funds’ website at www.driehaus.com/fund-resources within five business days of the filing with the SEC and are available on the website for at least six months from the posting date.

PURCHASES AND REDEMPTIONS

How to purchase and redeem Fund shares is discussed in the Prospectus. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Funds of any such purchase order.

Each Fund’s net asset value is determined on days on which the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The Trust intends to pay all redemptions in cash and will pay cash for all redemption orders, limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of $250,000 or one percent of the net assets of the relevant Fund, as measured at the beginning of such period. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of exchange-traded securities. If redemptions are made in kind, the proceeds are taxable for federal income tax purposes in the same manner as a redemption for cash and the redeeming shareholder might incur transaction costs in selling the securities received in the redemption.

The Trust reserves the right to suspend or postpone redemptions of shares of a Fund, as permissible pursuant to Section 22(e) of the 1940 Act, during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension for the protection of Fund shareholders; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

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NET ASSET VALUE

The net asset value per share of each class of a Fund is calculated by dividing (i) the value of the securities held by the Fund (i.e., the value of its investments attributable to such class), plus any cash or other assets attributable to such class, minus all liabilities (including accrued estimated expenses on an annual basis attributable to such class), by (ii) the total number of outstanding shares of such class of the Fund. Net asset value will not be determined on days when the NYSE is closed, unless, in the judgment of the Board, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m. Central time. In the event that the NYSE adopts different trading hours on a temporary basis, a Fund’s net asset value will be computed at the close of the exchange.

The Funds use independent pricing services employed by the Fund Administrator, which have been approved by the Board. Equity securities, including ADRs, EDRs, GDRs, and ETFs, and futures and options that are traded on a securities exchange are valued at the last sale price as of the regular close of business on the NYSE (normally 3:00 p.m. Central time) on the day the securities are being valued, or for North and South American equity securities lacking any sales, at the closing bid price. For all other securities lacking any sales, at the mean between the closing bid and ask prices.

Long-term U.S. fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. Long-term non-U.S. fixed income securities are valued at the mean of the representative quoted bid and ask prices when held long or sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are valued at fair value.

Valuations for non-exchange traded options, futures contracts and options thereon, are provided by a pricing service or in the event such pricing service does not provide such valuations, on the basis of quotes provided by broker-dealers. Swap agreements, swaptions and bank loans are valued at fair value based on the evaluation of an independent pricing service.

Trading in securities on most foreign securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE except securities trading primarily on Central and South American exchanges. Such securities are valued at the last sale price as of the regular close of the relevant exchange or market. For securities that trade primarily on an exchange that closes after the NYSE, the price of the security will be determined at 3:00 p.m. Central time. In addition, foreign securities trading may not take place on all business days and may occur in various foreign markets on days which are not business days in domestic markets and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Adviser, by or under the direction of the Board of Trustees, deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 3:00 p.m. Central time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.

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Privately-traded equity securities are valued based on a monthly evaluated price provided by an independent pricing service that is adjusted on a daily basis to reflect broader market trends and any company specific information. Such evaluated prices are updated within 5 business days of each calendar month end and, if conditions warrant, may be updated by the Adviser’s Pricing Committee intra-month. New positions of this type that are not yet being valued by the independent pricing service are generally valued at the security’s purchase price until such time that the independent pricing service provides an evaluated price for such position. Daily adjustments to the evaluated price provided by the independent pricing service, if applicable, may be based on the market movements of a representative proxy index as determined by the Adviser’s Pricing Committee to reflect the market fluctuations of similarly situated public companies.

Securities and assets for which market quotations are not readily available or for which the Adviser’s Pricing Committee determines the valuations provided for using the foregoing methods do not accurately reflect current market value are valued at fair value determined in good faith by the Adviser’s Pricing Committee under procedures established by and under the general direction and supervision of the Board. Securities and situations in which such fair value pricing may be required include, but are not limited to: (i) illiquid securities, including “restricted” securities and private placements for which there is no public market; (ii) options not traded on a securities exchange; (iii) securities of an issuer that has entered into a restructuring; (iv) securities whose trading has been halted or suspended; (v) fixed income securities that have gone into default and for which there is not a current market value quotation; (vi) U.S. government securities and other fixed income securities when events have occurred subsequent to the close of trading for such securities and the close of the NYSE that would materially impact their value; and (vii) when the portfolio manager believes the market quotation does not reflect the fair value. If the Adviser’s Pricing Committee determines that the foregoing methods do not accurately reflect current market value, securities and assets are valued at fair value as determined in good faith by or under direction of the Board. The Funds use an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the U.S. market movement exceeds a certain threshold. This pricing service uses correlations between the movement of prices of foreign equity securities and indexes of U.S. traded securities and other indicators, such as closing prices of ADRs and futures contracts, to determine the fair value of relevant foreign equity securities. Such valuations and procedures are then reviewed by the Audit Committee of the Board at its next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board. The primary responsibility of the Board is to represent the interests of the shareholders of each series of the Trust and to provide oversight of the management of the Trust. More than 75 percent of the Trust’s Board members are not affiliated with the Adviser or the Distributor. Each Trustee will serve as a Trustee until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents. Officers of the Trust are elected by the Board on an annual basis. The following table sets forth certain information with respect to the Trustees of the Trust. The Trustees oversee each series of the Trust, which as of the date of this SAI consists of eight series, including the Funds.

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
INTERESTED TRUSTEE*:
Stephen T. Weber Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1970	Trustee and President	Since Dec. 2020 Since Feb. 2020	Director of Driehaus Trust Company, LLC since March 2021; Chief Executive Officer of the Adviser since March 2021; President and Head of Distribution of the Adviser since February 2020; Director of Sales and Relationship Management of the Adviser from 2006 through February 2020; President and Chief Executive Officer of Driehaus Securities LLC from 2018 through 2019.	None.
INDEPENDENT TRUSTEES:
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and Chair	Since 1996 Since 2014	Retired; Real Estate Developer.	None.
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee and Vice Chair	Since 2012 Since 2020	Retired; President and Chief Executive Officer, National Endowment for Financial Education, 2005 to July 2018.	None.
Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Retired; Consultant, Great Lakes Advisors, Inc. from January 2020 to December 2020; Relationship Manager, Great Lakes Advisors, Inc. through December 2019.	None.
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	Private Investor.	Independent Trustee, Brighthouse Funds Trust I since December 2000 and Brighthouse Funds Trust II since May 2009.

*	Mr. Weber became President on February 24, 2020 and a Trustee on December 3, 2020. Mr. Weber is an “interested person” of the Trust and the Adviser, as defined in the 1940 Act, because he is an officer of the Adviser.

Number of portfolios in complex overseen by all Trustees is eight.

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Christopher J. Towle, CFA c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1957	Trustee	Since 2016	Retired; Portfolio Manager, Lord Abbett & Co.	None.

Number of portfolios in complex overseen by all Trustees is eight.

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The following table sets forth certain information with respect to the officers of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephen T. Weber 25 East Erie Street Chicago, IL 60611 YOB: 1970	President	Since Feb. 2020	Director of Driehaus Trust Company, LLC since March 2021; Chief Executive Officer of the Adviser since March 2021; President and Head of Distribution of the Adviser since February 2020; Director of Sales and Relationship Management of the Adviser from 2006 through February 2020; President and Chief Executive Officer of Driehaus Securities LLC from 2018 through 2019.
Robert M. Kurinsky 25 East Erie Street Chicago, IL 60611 YOB: 1972	Vice President and Treasurer	Since 2019	Chief Operating Officer of the Adviser since February 2020, Chief Financial Officer and Treasurer of the Adviser since January 2019; Treasurer and Chief Financial Officer of Driehaus Securities LLC from January 2019 through December 2019; Treasurer, Secretary and Chief Legal Officer of the Keeley Funds, Inc. through December 2018; President and Chief Operating Officer of Keeley-Teton Advisors, LLC from March 2017 to December 2018; Treasurer and Secretary of Joley Corp. and Keeley Holdings, Inc. through February 2017; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp. through February 2017; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp. through February 2017.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	General Counsel and Secretary of the Adviser since 2012; General Counsel and Secretary of Driehaus Securities LLC through December 2019.
Anne S. Kochevar 25 East Erie Street Chicago, IL 60611 YOB: 1963	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2019	Chief Compliance Officer of the Adviser since July 2019; Anti-Money Laundering Compliance Officer of Driehaus Securities LLC from July 2019 to December 2019; Chief Compliance Officer of Confluence Investment Management from January 2018 to June 2019; and Chief Compliance Officer of Henderson Global Investors U.S. from November 2014 to January 2018.
Marcia Y. Lucas 333 South Wabash Ave Chicago, IL 60604 YOB: 1967	Secretary	Since April 2021	Senior Vice President of The Northern Trust Company since October 2015.
Malinda M. Sanborn 25 East Erie Street Chicago, IL 60611 YOB: 1965	Assistant Treasurer	Since Aug. 2020	Director of Fund Administration of the Adviser since August 2014.

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Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Christina E. Algozine 25 East Erie Street Chicago, IL 60611 YOB: 1985	Assistant Secretary	Since 2019

Assistant Secretary of the Adviser since January 2019; Assistant Secretary of Driehaus Securities LLC from January 2019 to December 2019; Senior Attorney, Aegon USA Investment Management, LLC from December 2014 to January 2019; Head of Corporate Strategy and Support, Aegon USA Investment Management, LLC from April 2015 to January 2017.

Leadership Structure and Board of Trustees

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board is responsible for overseeing the operations of the Funds in accordance with the provisions of the 1940 Act, other applicable laws and the Trust’s Declaration of Trust. The Board is composed of five Independent Trustees who are not affiliates of the Adviser (each an “Independent Trustee” and collectively, the “Independent Trustees”) and one Interested Trustee. The Board has appointed an Independent Trustee to serve as Chairperson of the Board. Generally, the Board acts by majority vote of all of the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Trust’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements, and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the experience of each Trustee with the Trust and the number and nature of funds (including the Funds) within the Trust.

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees and a commitment to the interests of shareholders and with respect to the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. Each Trustee currently also has familiarity with the Funds and the Adviser, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her prior service as a Trustee of the Trust. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, and do not constitute a holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof. As required by rules the SEC has adopted under the 1940 Act, the Trust’s Independent Trustees select and nominate all candidates for Independent Trustee positions.

Stephen T. Weber. Mr. Weber has served as Trustee of the Trust since December 2020 and as President of the Trust since March 2020. He was appointed as a Director of Driehaus Trust Company, LLC in March 2021. He was appointed the Chief Executive Officer of the Adviser in March 2021. He has served as President and Head of Distribution of the Adviser since February 2020 and prior to that was the Director of Sales and Relationship Management of the Adviser from 2006 through February 2020. He was President and Chief Executive Officer of Driehaus Securities LLC from 2018 through 2019.

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Daniel F. Zemanek. Mr. Zemanek has served as Trustee of the Trust since 1996 and Chair of the Board since June 2014. From 2008 through 2014, he served as President of Ludan, Inc., a real estate development services company specializing in senior housing. Mr. Zemanek has held senior management positions with various real estate development companies, including serving as Senior Vice President of Sunrise Development, Inc., a wholly-owned subsidiary of Sunrise Senior Living, Inc., a NYSE company (SRZ), from 2003 to 2007. Mr. Zemanek has also served as a consultant for real estate development.

Theodore J. Beck. Mr. Beck has served as Trustee of the Trust since 2012, became the Vice Chair of the Board in June 2020, and served as an Advisory Board member from 2011 to 2012. He served as President and Chief Executive Officer of National Endowment for Financial Education from 2005 to July 2018. From 1999 to 2005, Mr. Beck was Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin – Madison, and previously spent more than 20 years in senior management positions for Citibank/Citigroup. He also serves or has served on the Boards of the President’s Advisory Council on Financial Capability for Young Americans, President’s Advisory Council on Financial Capability, Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion and Jump$tart Coalition for Personal Financial Literacy. Mr. Beck previously served on the Boards of Wilshire Variable Insurance Trust and Wilshire Mutual Funds.

Francis J. Harmon. Mr. Harmon has served as Trustee of the Trust since 1998. From 2008 to 2019, Mr. Harmon served as Relationship Manager of Great Lakes Advisors, Inc., and has served as a Consultant to Great Lakes Advisors, Inc. since January 2020. From 1989 to 2008, Mr. Harmon was a Principal Account Executive-Labor Affairs with Blue Cross and Blue Shield of Illinois and prior to 1989 was Director of Workers Compensation/Health and Welfare Benefits for the City of Chicago.

Christopher J. Towle. Mr. Towle has served as Trustee of the Trust since 2016. From 1987 to 2014, Mr. Towle was with Lord Abbett & Co., most recently as Partner, Portfolio Manager and Director of High Yield and Convertible Securities. He also served on the Boards of Brighthouse Funds Trust I and Brighthouse Funds Trust II, each from April 2018 to August 2019. He is a CFA® charterholder. The Board of the Trust has determined that Mr. Towle is qualified as an “audit committee financial expert” as defined by the SEC.

Dawn M. Vroegop. Ms. Vroegop has served as Trustee of the Trust since 2012 and served as an Advisory Board member from 2011 to 2012. From 1999 to 2003, she was a Managing Director with Dresdner RCM Global Investors. She also serves on the Boards of Brighthouse Funds Trust I (formerly, Met Investor Series Trust), Brighthouse Funds Trust II (formerly, Metropolitan Series Fund, Inc.) and City College of San Francisco Foundation.

Risk Oversight

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Chief Compliance Officer and the independent registered public accounting firm, as appropriate, regarding risks faced by the Funds. The Board, with the assistance of the Adviser, reviews investment policies and risks in connection with its review of the Funds’ performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. In addition, as part of the Board’s oversight of the Funds’ advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board has approved Pricing Procedures intended to address valuation issues.

The Board has established the following Committees and the membership of each Committee to assist in its oversight functions, including its oversight of the risks the Funds face. Committee membership is identified below. Each Committee must report its activities to the Board on a regular basis.

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Audit Committee

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, financial reporting,internal control system, and fair value pricing procedures, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the quality and integrity of the Funds’ financial statements and the independent audit thereof; (2) the Funds’ accounting and financial reporting processes and internal control over financial reporting; (iii) the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; and (iv) the qualifications, independence and performance of the Funds’ independent registered public accounting firm. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, Fund management and the Board. All Independent Trustees serve as members of the Audit Committee. The Audit Committee held two meetings during the Trust’s last fiscal year.

Executive Committee

The Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board subject to certain statutory exceptions. The members of the Executive Committee are Daniel F. Zemanek and Theodore J. Beck. The Executive Committee held no meetings during the Trust’s last fiscal year.

Nominating and Governance Committee

The Committee’s primary purpose is (1) to identify and recommend individuals for membership on the Board and (2) to oversee the administration of the Board Governance Guidelines and Procedures. The Committee’s responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal and compliance matters. All Independent Trustees serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee held two meetings during the Trust’s last fiscal year.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not “interested persons” of the Trust (as defined in the 1940 Act) for election to the Board. Suggestions for candidates may be submitted to the Committee by other Trustees, by shareholders or by the Adviser. Shareholders may submit suggestions for candidates by sending a resume of the candidate to the Secretary of the Trust for the attention of the Chairperson of the Nominating and Governance Committee to 25 East Erie Street, Chicago, Illinois 60611. With regard to candidates for interested Trustee positions, the Nominating and Governance Committee and the Board shall give reasonable deference to the Adviser’s suggestions of candidates.

When evaluating a person as a potential nominee to serve as an independent Trustee, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a Trustee; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent Trustee. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

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COMPENSATION OF TRUSTEES AND OFFICERS

Officers, except for the Chief Compliance Officer (“CCO”), serve without any compensation from the Trust. The Trust pays a portion of the CCO’s compensation. Trustees who are not affiliated with the Adviser (“Independent Trustees”) receive an annual retainer plus per meeting fees. The Chairperson of the Board and the chairpersons of the Audit Committee and Nominating and Governance Committee each receive an additional retainer for serving in such positions. The following table sets forth the compensation paid by the Trust during the fiscal year ended December 31, 2020, to each of the Independent Trustees and the CCO:

Name of Trustee/Officer	Total Compensation From the Trust
Theodore J. Beck (Trustee)	$134,500
Francis J. Harmon (Trustee)	$127,250
Christopher J. Towle (Trustee)	$135,083
Dawn M. Vroegop (Trustee)	$133,667
Daniel F. Zemanek (Trustee)	$148,250
Anne S. Kochevar (CCO)	$145,000

TRUSTEES’ OWNERSHIP OF TRUST SHARES

The following table sets forth, for each Trustee, the dollar range of equity securities owned in the Funds as of December 31, 2020. In addition, the last row shows the aggregate dollar range of equity securities owned as of December 31, 2020 in all series of the Trust.

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	Interested Trustee	Independent Trustees
Name of Fund	Stephen T. Weber*	Theodore J. Beck	Francis J. Harmon	Christopher J. Towle	Dawn M. Vroegop	Daniel F. Zemanek
Driehaus Emerging Markets Growth Fund	Over $100,000	$10,001 - $50,000	$50,001 - $100,000	$50,001 - $100,000	$50,001 - $100,000	$50,001 - $100,000
Driehaus Emerging Markets Small Cap Growth Fund	Over $100,000	$10,001 - $50,000	None	$50,001 - $100,000	$10,001 - $50,000	$50,001 - $100,000
Driehaus Emerging Markets Opportunities Fund	None	None	None	$10,001 - $50,000	$10,001 - $50,000	$10,001 -$50,000
Driehaus International Small Cap Growth Fund	None	None	Over $100,000	$50,001 - $100,000	$0 - $10,000	Over $100,000
Driehaus Micro Cap Growth Fund	None	$50,001 - $100,000	None	Over $100,000	Over $100,000	Over $100,000
Driehaus Small Cap Growth Fund	Over $100,000	$50,001 - $100,000	None	$10,001 - $50,000	$10,001 - $50,000	None
Driehaus Small/Mid Cap Growth Fund	$10,001 - $50,000	None	$50,001 - $100,000	$10,001 - $50,000	Over $100,000	None
Driehaus Event Driven Fund	None	$10,001 - $50,000	None	$10,001 - $50,000	$10,001 - $50,000	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

*	Mr. Weber became a Trustee on December 3, 2020.

As of April 1, 2021, the Trust’s officers and Trustees as a group owned (or held a shared investment or voting power with respect to) shares of each Fund in the percentages shown in the following table:

Fund	% Owned
Driehaus Emerging Markets Growth Fund – Institutional Shares	Less than 1%
Driehaus Emerging Markets Growth Fund – Investor Shares	Less than 1%
Driehaus Emerging Markets Small Cap Growth Fund	Less than 1%
Driehaus Emerging Markets Opportunities Fund	Less than 1%
Driehaus International Small Cap Growth Fund	Less than 1%
Driehaus Micro Cap Growth Fund	Less than 1%
Driehaus Small Cap Growth Fund – Institutional Shares	Less than 1%
Driehaus Small Cap Growth Fund – Investor Shares	Less than 1%
Driehaus Small/Mid Cap Growth Fund	2.75%
Driehaus Event Driven Fund	Less than 1%

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CONTROL PERSONS

Persons are deemed to control a Fund when they own beneficially over 25% of the Fund’s outstanding shares. As a result, those persons could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund and therefore can control the Fund and determine the outcome of a Shareholders Meeting.

PRINCIPAL SHAREHOLDERS

As of April 1, 2021, the following persons were known to the Trust to be beneficial or record owners (having sole voting and dispositive power) of 5% or more of the shares of beneficial interest of a Fund:

Name and Address	Fund(s)	Beneficially Owned	Owner of Record	% Owned Beneficially or of Record
Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4122	Driehaus Emerging Markets Growth Fund – Investor Class		X	36.71%
	Driehaus Emerging Markets Growth Fund – Institutional Class		X	10.73%
	Driehaus International Small Cap Growth Fund		X	10.33%
	Driehaus Emerging Markets Small Cap Growth Fund		X	12.70%
	Driehaus Micro Cap Growth Fund		X	21.78%
	Driehaus Small Cap Growth Fund – Investor Class		X	27.55%
	Driehaus Small Cap Growth Fund – Institutional Class		X	20.23%
	Driehaus Emerging Markets Opportunities Fund		X	13.49%
	Driehaus Small/Mid Cap Growth Fund		X	19.19%
	Driehaus Event Driven Fund		X	7.47%

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Name and Address	Fund(s)	Beneficially Owned	Owner of Record	% Owned Beneficially or of Record
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	Driehaus Emerging Markets Growth Fund – Investor Class		X	5.86%
National Financial Services Corp. 499 Washington Blvd, 4th Floor Jersey City, NJ 07310-2010	Driehaus Emerging Markets Growth Fund – Investor Class		X	29.48%
	Driehaus Emerging Markets Growth Fund – Institutional Class		X	26.64%
	Driehaus International Small Cap Growth Fund		X	43.83%
	Driehaus Emerging Markets Small Cap Growth Fund		X	42.50%
	Driehaus Micro Cap Growth Fund		X	18.58%
	Driehaus Small Cap Growth Fund – Investor Class		X	45.55%
	Driehaus Small Cap Growth Fund – Institutional Class		X	39.10%
	Driehaus Event Driven Fund		X	52.02%
Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246	Driehaus Emerging Markets Small Cap Growth Fund		X	9.19%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Driehaus Emerging Markets Growth Fund – Institutional Class		X	7.14%
	Driehaus Event Driven Fund		X	5.44%

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Name and Address	Fund(s)	Beneficially Owned	Owner of Record	% Owned Beneficially or of Record
Driehaus Capital Management LLC Deferred Comp 25 East Erie Street Chicago, IL 60611-2739	Driehaus Small Cap Growth Fund – Investor Class		X	7.30%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	Driehaus Emerging Markets Growth Fund – Investor Class		X	6.06%
	Driehaus Emerging Markets Growth Fund – Institutional Class		X	6.80%
	Driehaus Small Cap Growth Fund – Investor Class		X	14.15%
SEI Private Trust Company c/o Ropes & Gray One Freedom Valley Drive Oaks, PA 19456	Driehaus Emerging Markets Growth Fund – Institutional Class		X	8.60%
Northern Trust Cust. Rollover IRA Richard H. Driehaus 25 East Erie Street Chicago, IL 60611	Driehaus Emerging Markets Opportunities Fund		X	27.98%
	Driehaus Small/Mid Cap Growth Fund		X	30.41%
Capinco C/O US Bank NA PO Box 1787 Milwaukee, WI 53201	Driehaus Emerging Markets Growth Fund – Institutional Class		X	5.64%
Pattie Featherston Ttee City of Austin Police Retirement System Pension Plan Austin, TX 78704-5747	Driehaus International Small Cap Growth Fund		X	10.73%
Driehaus Family Partnership LP 25 East Erie Street Chicago, IL 60611	Driehaus Emerging Markets Opportunities Fund		X	5.98%
Driehaus Family Investments LLC 25 East Erie Street Chicago, IL 60611	Driehaus Emerging Markets Opportunities Fund		X	5.98%
Richard H. Driehaus Trust 2003 Revocable Trust 25 East Erie Street Chicago, IL 60611	Driehaus Emerging Markets Opportunities Fund		X	5.81%
	Driehaus Small/Mid Cap Growth Fund		X	6.14%

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Name and Address	Fund(s)	Beneficially Owned	Owner of Record	% Owned Beneficially or of Record
Driehaus Investments LLC 25 East Erie Street Chicago, IL 60611	Driehaus Emerging Markets Opportunities Fund		X	5.68%
Wells Fargo Advisors LLC 2801 Market Street St. Louis, MO 63103	Driehaus Small/Mid Cap Growth Fund		X	21.34%

HOLDINGS IN CERTAIN AFFILIATES OF THE ADVISER

More than 75 percent of the Board members are classified under the 1940 Act as not being “interested persons” of the Trust and are often referred to as “Independent Trustees.” In addition to investing in the Funds and various other funds of the Trust, Independent Trustees may invest in limited partnerships that are managed by the Adviser and an affiliate of the Adviser. The Independent Trustees may also, from time to time, invest in other investment ventures in which affiliates and employees of the Adviser also invest.

As of December 31, 2020, no Independent Trustee or his or her immediate family members held the beneficial or record ownership of the securities of any entity other than another registered investment company, controlling, controlled by or under common control with the Adviser.

INVESTMENT ADVISORY SERVICES

The Adviser is controlled by Driehaus Trust Company LLC (“DTC”). The principal nature of DTC’s business is to serve as a trust company that oversees the administration of the assets beneficially owned by the beneficiaries of Mr. Richard H. Driehaus. The Adviser provides office space and executive and other personnel to the Trust. The Trust pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges, securities registration and custodian fees and expenses incidental to its organization.

On March 9, 2021, Mr. Richard Driehaus passed away, causing the Adviser to undergo a technical change in control. According to the terms of the investment advisory agreement dated September 25, 1996, as amended (the “Previous Agreement”), between the Adviser and the Funds, this change in control resulted in the automatic termination of the Previous Agreement. Following the termination, the rules under the Investment Company Act of 1940 permit the Board to approve an interim advisory agreement (the “Interim Advisory Agreement”) within ten business days. Accordingly, on March 11, 2021, the Board of Trustees, on behalf of the Funds, approved the Interim Advisory Agreement between the Funds and the Adviser effective March 9, 2021 (the “Effective Date”).

The Interim Advisory Agreement will take effect as of the Effective Date and, unless permissibly extended, will terminate upon the earlier of: (a) 150 calendar days after the Effective Date; or (b) the approval of a new investment advisory agreement by the shareholders of the Funds. Under the Interim Advisory Agreement, the Adviser will receive a fee equal to the fee received by the Adviser under the Previous Agreement. Other than the effective dates, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Previous Agreement.

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The advisory agreement provides that neither the Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Funds or any shareholder of the Funds for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

Any expenses that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of the Fund’s assets. Any expenses incurred by the Trust that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board.

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The Driehaus Emerging Markets Growth Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 1.05% on the first $1.5 billion and 0.75% in excess of $1.5 billion of the average daily net assets of the Fund. The Driehaus Emerging Markets Small Cap Growth Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 1.10% of the average daily net assets of the Fund. The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales and other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.24% of average daily net assets until the earlier of the termination of the investment advisory agreement to take effect upon shareholder approval thereof, by the Board or the Fund’s shareholders, or April 30, 2023. Pursuant to this agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver and/or reimbursement was made, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver or expense reimbursement and below the current operating expense cap. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee. The Driehaus Emerging Markets Opportunities Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 0.90% of average daily net assets. The Adviser has entered into a contractual agreement to waive a portion of its management fee and/or reimburse operating expenses to the extent necessary to cap the Driehaus Emerging Markets Opportunities Fund’s ordinary operating expenses, excluding interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business at 0.99% of average daily net assets until the earlier of the termination of the investment advisory agreement to take effect upon shareholder approval thereof, by the Board or the Fund’s shareholders, or April 30, 2022. Pursuant to this agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver and/or reimbursement was made, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver or expense reimbursement and below the current operating expense cap. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee. The Driehaus International Small Cap Growth Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 1.00% of the average daily net assets of the Fund. The Driehaus Micro Cap Growth Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 1.25% of the average daily net assets of the Fund. The Driehaus Small Cap Growth Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 0.60% of the average daily net assets of the Fund. The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales and other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 1.20% of average daily net assets for the Investor Shares and at 0.95% of the average daily net assets for the Institutional Shares of the Fund until the earlier of the termination of the investment advisory agreement to take effect upon shareholder approval thereof, by the Board or the Fund’s shareholders, or April 30, 2023. Pursuant to this agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement was made, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver or expense reimbursement and below the current operating expense cap. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee. The Driehaus Small/Mid Cap Growth Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 0.60% of the average daily net assets of the Fund. The Adviser has entered into a contractual agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Fund’s ordinary annual operating expenses (excluding interest, taxes, brokerage commissions, dividends and interest on short sales and other investment-related costs, acquired fund fees and expenses, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) at 0.95% of average daily net assets until the earlier of the termination of the investment advisory agreement to take effect upon shareholder approval thereof, by the Board or the Fund’s shareholders, or May 1, 2023. Pursuant to this agreement, and so long as the investment advisory agreement is in place, for a period not to exceed three years from the date on which the waiver or reimbursement was made, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap in place at the time of the waiver or expense reimbursement and below the current operating expense cap. Because of this agreement, the Fund may pay the Adviser less than the contractual management fee. The Driehaus Event Driven Fund pays the Adviser a management fee monthly, computed and accrued daily, at an annual rate of 1.00% of the average daily net assets of the Fund.

The following table shows the advisory fees paid by each Fund under the advisory agreement to the Adviser, fees waived or expenses reimbursed, and the amount of prior waivers recaptured by the Adviser for each Fund’s last three fiscal years.

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Fund	Gross Advisory Fees Paid	Advisory Fees Waived and Other Expenses Reimbursed	Reimbursement of Prior Waivers
Fiscal year ended December 31, 2020
Driehaus Emerging Markets Growth Fund	$18,239,478	N/A	N/A
Driehaus Emerging Markets Small Cap Growth Fund*	$732,472	$171,531	$0
Driehaus Emerging Markets Opportunities Fund	$327,473	$230,617	$0
Driehaus International Small Cap Growth Fund	$2,460,180	N/A	N/A
Driehaus Micro Cap Growth Fund	$3,227,705	N/A	N/A
Driehaus Small Cap Growth Fund	$1,369,876	$8,650	$0
Driehaus Small/Mid Cap Growth Fund**	$29,232	$73,297	$0
Driehaus Event Driven Fund	$1,018,776	N/A	N/A

Fiscal year ended December 31, 2019
Driehaus Emerging Markets Growth Fund	$16,837,477	N/A	N/A
Driehaus Emerging Markets Small Cap Growth Fund	$764,508	$227,780	N/A
Driehaus Emerging Markets Opportunities Fund	$330,930	$234,125	$0
Driehaus International Small Cap Growth Fund	$2,525,272	N/A	N/A
Driehaus Micro Cap Growth Fund	$3,140,853	N/A	N/A
Driehaus Small Cap Growth Fund	$961,297	N/A	$71,454
Driehaus Event Driven Fund	$620,645	N/A	N/A

Fiscal year ended December 31, 2018
Driehaus Emerging Markets Growth Fund	$17,243,889	N/A	N/A
Driehaus Emerging Markets Small Cap Growth Fund***	$3,140,761	N/A	N/A
Driehaus Emerging Markets Opportunities Fund	$406,890	$119,889	$0
Driehaus International Small Cap Growth Fund****	$3,923,060	N/A	N/A
Driehaus Micro Cap Growth Fund	$4,831,153	N/A	N/A
Driehaus Small Cap Growth Fund	$571,524	$80,104	N/A
Driehaus Event Driven Fund	$1,008,106	N/A	N/A

*	Effective December 31, 2020, Driehaus Emerging Markets Small Cap Growth Fund reduced its management fee from 1.15% to 1.10% of average daily net assets.

**	Driehaus Small/Mid Cap Growth Fund commenced operations on May 1, 2020.

***	Effective November 1, 2018, Driehaus Emerging Markets Small Cap Growth Funds reduced its management fee from 1.50% to 1.15% of average daily net assets.

****	Effective July 2, 2018, Driehaus International Small Cap Growth Fund reduced its management fee from 1.50% to 1.00% of average daily net assets.

Code of Ethics. The Adviser and the Trust have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Access persons (as defined in the code of ethics) are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in such code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. The code of ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities unless there is a permitted code exception, and requires the submission of broker confirmations and reporting of securities transactions. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances in accordance with stated criteria after review by appropriate personnel.

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Proxy Voting. The Board has delegated to the Adviser the responsibility for determining how to vote proxies relating to the Funds’ portfolio securities, and the Adviser retains the final authority and responsibility for such voting. The Adviser has provided the Funds with a copy of its written proxy voting policy, and it documents the reasons for voting, maintains records of the Funds’ voting activities and monitors voting activity for potential conflicts of interest.

In order to facilitate this proxy voting process, the Adviser has retained a proxy voting service to assist the firm with in-depth proxy research, vote execution, and the necessary record keeping. The proxy voting service is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. In addition to analyses, the proxy voting service delivers to the Adviser voting reports that reflect the Funds’ voting activities, enabling the Funds to monitor voting activities performed by the Adviser.

The Adviser’s proxy voting policy sets forth the general voting guidelines that the proxy voting service follows on various types of issues when there are no company-specific reasons for voting to the contrary. In making the proxy voting decision, there are two overriding considerations: first, the economic impact of the proposal; and second, whether it would be in the best interests of the affected Fund for the proposal to pass or not pass. The proxy voting service performs company-by-company analyses, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue is considered in the context of the company under review. The Adviser generally follows the proxy voting service’s recommendations and does not use its discretion in the proxy voting decision. For this reason, proxies are voted in the Funds’ best interests, in accordance with a predetermined policy based upon recommendations of an independent third party and are not affected by any potential or actual conflict of interest of the Adviser.

Information regarding how the Funds voted proxies during the 12-month period ended June 30th is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at www.driehaus.com and on the SEC’s website at www.sec.gov.

Trade Allocation. The Adviser manages not only the Funds but other investment accounts, including accounts of affiliated persons of the Adviser. Simultaneous transactions may occur when the Funds and investment accounts are managed by the same investment adviser and the same security is suitable for the investment objective of more than one Fund or investment account. When two or more investment accounts are simultaneously engaged in the purchase or sale of the same security, including initial public offerings (“IPOs”), the prices and amounts are allocated in accordance with procedures, established by the Adviser, and believed to be appropriate and equitable for each investment account. In some cases, this process could have a detrimental effect on the price or value of the security as far as each Fund is concerned. In other cases, however, the ability of the Funds to participate in volume transactions may produce better executions and prices for the Funds.

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Portfolio Managers

Description of Compensation. Each lead portfolio manager, portfolio manager and assistant portfolio manager is paid a fixed salary plus a bonus. Bonuses are determined based on the terms of a Revenue Sharing Plan for each team and include a base amount calculated as a percentage of management fees paid by the registered investment companies and other accounts managed, as applicable. In addition, if the performance of a Fund exceeds certain percentile benchmarks when compared to its peer group (primarily using Morningstar rankings) and/or certain risk adjusted return formulas, the bonus pool increases as a percentage of the management fees paid by the registered investment companies and other accounts managed. Messrs. Buck, Vijayan and Carpenter also receive a bonus based on a percentage of their salary, which has both subjective and objective components.

If the Adviser declares a profit sharing plan contribution, the lead portfolio managers, portfolio managers and assistant portfolio managers also would receive such contribution. Each lead portfolio manager, portfolio manager and assistant portfolio manager participates in a deferred compensation plan.

Other Accounts. The table below discloses other accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2020.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000s omitted)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance (000,000s omitted)
1. Howard Schwab	Registered Investment Companies:	3	$2,434.6	0	$0
	Other Pooled Investment Vehicles:	2	$1,024.2	0	$0
	Other Accounts:	7	$2,446.0	0	$0
2. David Mouser	Registered Investment Companies:	1	$288.8	0	$0
	Other Pooled Investment Vehicles:	1	$196.5	0	$0
	Other Accounts:	8	$868.2	1	$17.7
3. Chad Cleaver	Registered Investment Companies:	3	$2,434.6	0	$0
	Other Pooled Investment Vehicles:	2	$1,024.2	0	$0
	Other Accounts:	6	$2,315.1	0	$0
4. Ryan Carpenter	Registered Investment Companies:	1	$288.8	0	$0
	Other Pooled Investment Vehicles:	1	$196.5	0	$0
	Other Accounts:	7	$810.1	1	$17.7
5. Jeffrey James	Registered Investment Companies:	3	$704.0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	40	$2,734.6	2	$287.6
6. Michael Buck	Registered Investment Companies:	3	$704.0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	40	$2,734.6	2	$287.6
7. Daniel Burr	Registered Investment Companies:	1	$288.8	0	$0
	Other Pooled Investment Vehicles:	1	$196.5	0	$0
	Other Accounts:	7	$810.1	1	$17.7
8. Richard Thies	Registered Investment Companies:	3	$2,434.6	0	$0
	Other Pooled Investment Vehicles:	2	$1024.2	0	$0
	Other Accounts:	9	$2,473.9	0	$0

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Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000s omitted)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance (000,000s omitted)
9. Prakash Vijayan	Registered Investment Companies:	3	$704.0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	40	$2,734.6	2	$287.6
10. Michael Caldwell	Registered Investment Companies:	1	$140.1	0	$0
	Other Pooled Investment Vehicles:	1	$129.7	1	$129.7
	Other Accounts:	1	$497.8	0	$0
11. Yoav Sharon	Registered Investment Companies:	1	$140.1	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1	$497.8	0	$0
12. Thomas McCauley	Registered Investment Companies:	1	$140.1	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	1	$497.8	0	$0
13. Jonathon Mershimer	Registered Investment Companies:	1	$53.3		$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

As shown in the table above, the portfolio managers may manage the assets of more than one registered investment company (each a “Fund”), other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for the Adviser. Both clients and affiliated persons of the Adviser, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both a Fund and the Accounts (including another fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by a Fund or that a Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that a Fund pays for those securities or can realize upon sale, or on the ability of the Adviser to buy or sell the desired amount of such securities for a Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are affected for a Fund. This presents a conflict between the interests of the Fund and the interests of the Accounts as well as the affiliates of the Adviser who invest in the Accounts.

Conflicts also may arise between the interests of a Fund and the interests of the Adviser and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to the Adviser, including performance-based compensation, at a higher rate than the rate of fees paid by the Funds. In addition, the Adviser’s affiliates, including the Funds’ portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over a Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both a Fund and the Accounts or when making trading decisions.

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The Adviser, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either a Fund or the Accounts. These policies and procedures include requirements that transactions by a Fund and the Accounts in the same securities that occur on the same day are average priced per execution venue when feasible and allocated on a fair and equitable basis. In addition, the Adviser conducts periodic reviews of transactions in and holdings of the same or related securities by a Fund and the Accounts for compliance with the Adviser’s policies and procedures.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Funds as of December 31, 2020.

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Dollar ($) Value of Fund Shares Beneficially Owned
Driehaus Emerging Markets Growth Fund
Howard Schwab	$100,001 - $500,000
Chad Cleaver	$500,001 - $1,000,000
Richard Thies	$100,001 - $500,000

Driehaus Emerging Markets Small Cap Growth Fund
Chad Cleaver	$500,001 - $1,000,000
Howard Schwab	$10,001 - $50,000
Richard Thies	$100,001 - $500,000

Driehaus Emerging Markets Opportunities Fund
Richard Thies	$500,001 - $1,000,000
Howard Schwab	$50,001 - $100,000
Chad Cleaver	$10,001 - $50,000
Jonathan Mershimer	$0 - $10,000

Driehaus International Small Cap Growth Fund
Daniel Burr	$500,001 - $1,000,000
David Mouser	$100,001 - $500,000
Ryan Carpenter	$100,001 - $500,000

Driehaus Micro Cap Growth Fund
Jeffrey James	Over $1,000,000
Michael Buck	$500,001 - $1,000,000
Prakash Vijayan	$100,001 - $500,000

Driehaus Small Cap Growth Fund
Jeffrey James	Over $1,000,000
Michael Buck	Over $1,000,000
Prakash Vijayan	$100,001 - $500,000

Driehaus Small/Mid Cap Growth Fund*
Jeffrey James	$100,001 - $500,000
Michael Buck	$500,001 - $1,000,000
Prakash Vijayan	$100,001 - $500,000

Driehaus Event Driven Fund
Yoav Sharon	$100,001 - $500,000
Thomas McCauley	$100,001 - $500,000
Michael Caldwell	$100,001 - $500,000

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In addition to the amounts disclosed in the table above, the portfolio managers participate in a deferred compensation plan in which they earn an investment return based on a hypothetical investment in various funds that they elect, which may include the Funds that they manage. The following table sets forth the dollar range of each portfolio manager’s deferred compensation plan account as of December 31, 2020, that is earning an investment return based on a hypothetical investment in the Funds that they manage:

Dollar ($) Value of Fund Shares Earning a Return Based on a Hypothetical Investment in the Fund
Driehaus Emerging Markets Growth Fund
Howard Schwab	$100,001 - $500,000
Chad Cleaver	None
Richard Thies	None

Driehaus Emerging Markets Small Cap Growth Fund
Chad Cleaver	Over $1,000,000
Howard Schwab	None
Richard Thies	None

Driehaus Emerging Markets Opportunities Fund
Richard Thies	Over $1,000,000
Howard Schwab	$100,001 - $500,000
Chad Cleaver	None
Jonathan Mershimer*	N/A

Driehaus International Small Cap Growth Fund
Daniel Burr	$100,001 - $500,000
David Mouser	None
Ryan Carpenter	None

Driehaus Micro Cap Growth Fund
Jeffrey James	None
Michael Buck	$50,001 - $100,000
Prakash Vijayan	$50,001 - $100,000

Driehaus Small Cap Growth Fund
Jeffrey James	Over $1,000,000
Michael Buck	$50,001 - $100,000
Prakash Vijayan	$50,001 - $100,000

Driehaus Small/Mid Cap Growth Fund
Jeffrey James	None
Michael Buck	None
Prakash Vijayan	None

Driehaus Event Driven Fund
Yoav Sharon	None
Thomas McCauley	$100,001 - $500,000
Michael Caldwell	None

*	Mr. Mershimer did not become an assistant portfolio manager until April of 2020 and was thus not eligible to participate in the deferred compensation plan until January 1, 2021.

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DISTRIBUTOR

The shares of each of the Funds are distributed by Foreside Financial Services, LLC (“Foreside”), Three Canal Plaza, Suite 100, Portland, Maine 04101, under a Distribution Agreement with the Trust. The Distribution Agreement has an initial period of two years and continues in effect thereafter from year to year, provided such continuance is approved annually (i) by a majority of the Trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. As agent, Foreside will offer shares of the Fund on a continuous basis to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or “12b-1 fees” are paid by the Fund.

As principal underwriter to the Trust, Foreside and/or the Adviser enter into arrangements with selected dealers or other third parties for the sale and redemption of Fund shares. The Adviser makes payments to such entities for distribution related activities and the Adviser and/or applicable Fund make payment to such entities for shareholder and administrative services to customers who purchase Fund shares, including sub-accounting and sub-transfer agency services. Foreside will offer the Fund’s shares only on a best-efforts basis.

ADMINISTRATOR, FUND ACCOUNTANT, AND TRANSFER AGENT

The Northern Trust Company (“Northern Trust”), with its principal place of business at 50 South LaSalle Street, Chicago, Illinois 60603, is the administrator and fund accountant for the Funds. Each Fund will pay an asset-based fee for administration and accounting services.

In addition, Northern Trust is reimbursed for out-of-pocket expenses.

Northern Trust is also the Funds’ transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, Northern Trust provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts.

The Funds paid the following administrative fees for the past three fiscal years:

	2020	2019	2018
Driehaus Emerging Markets Growth Fund	$838,131	$864,084	$884,975
Driehaus Emerging Markets Small Cap Growth Fund	$78,196	$129,187	$237,744
Driehaus Emerging Markets Opportunities Fund	$46,755	$80,865	$64,745
Driehaus International Small Cap Growth Fund	$181,366	$257,812	$293,660
Driehaus Micro Cap Growth Fund	$172,699	$231,156	$307,914
Driehaus Small Cap Growth Fund[1]	$167,224	$171,041	$122,117
Driehaus Small/Mid Cap Growth Fund,2	$13,143	N/A	N/A
Driehaus Event Driven Fund	$65,101	$85,299	$84,411

[1]	The Driehaus Small Cap Growth Fund commenced operations on August 21, 2017.

[2]	The Driehaus Small/Mid Cap Growth Fund commenced operations on May 1, 2020.

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CUSTODIAN

Northern Trust is the Funds’ custodian (the “Custodian”). The Custodian is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds.

Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s global custody network and foreign depositories (“foreign subcustodians”). With respect to foreign subcustodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign subcustodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign subcustodians, or application of foreign law to a Fund’s foreign subcustodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

The Funds may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.

OTHER SHAREHOLDER SERVICES

The Driehaus Emerging Markets Growth Fund Investor Class, the Driehaus Small Cap Growth Fund Investor Class and Driehaus Event Driven Fund have each adopted a Shareholder Services Plan for the Investor Shares that authorizes each Fund to make payments to intermediaries or to reimburse DCM for payments made to intermediaries for services provided on behalf of the Fund. Payments may be made to banks, other institutions and service professionals (including investment advisers and broker-dealers) and other entities for certain services to investors in a Fund. Such services may include but shall not be limited to: transfer agent and sub-transfer agent services; aggregating and processing purchase and redemption orders; providing periodic statements; receiving and transmitting funds; processing dividend payments; providing sub-accounting services; forwarding shareholder communications; receiving, tabulating and transmitting proxies; responding to inquiries and performing such other related services as a Fund may request. The Plans allow for annual payments not to exceed 0.25% of each Fund’s Investor class or, in the case of the Driehaus Event Driven Fund, the Fund's average daily net assets, which is intended to compensate the intermediary for its provision of shareholder services of the type that would be provided by the Funds' transfer agent or other service providers if the shares were registered on the books of the Funds.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 155 North Wacker Drive, Chicago, Illinois 60606, is the Funds’ independent registered public accounting firm (“auditors”). The auditors audit and report on each Fund’s annual financial statements, review certain regulatory reports and each Fund’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when pre-approved by the Trust’s Audit Committee and engaged to do so by the Trust.

LEGAL COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, acts as the Trust’s legal counsel and as counsel to the Independent Trustees.

PORTFOLIO TRANSACTIONS

The Adviser’s overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution with a view to providing each Fund the most favorable terms reasonably available under the circumstances. The best price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These factors include the Adviser’s knowledge of: negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the financial stability of the broker or dealer selected and such other brokers or dealers; and actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Adviser may cause a Fund to pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction, provided that the Adviser determines in good faith that the commission is reasonable in relation to the services received. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser’s staff while effecting portfolio transactions.

To the extent directed by management of the Funds, the Adviser will execute purchases and sales of portfolio securities for a Fund through brokers or dealers for the purpose of providing direct benefits to the Fund, subject to the Adviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and a Fund may receive less favorable prices than those which the Adviser could obtain from another broker or dealer, in order to obtain such benefits for a Fund.

For the fiscal year ended December 31, 2020, the Driehaus Emerging Markets Growth Fund paid brokerage commissions of $7,458,383; Driehaus Emerging Markets Small Cap Growth Fund paid brokerage commissions of $363,162; Driehaus Emerging Markets Opportunities Fund paid brokerage commissions of $71,017; Driehaus International Small Cap Growth Fund paid brokerage commissions of $378,738; Driehaus Micro Cap Growth Fund paid brokerage commissions of $796,723; Driehaus Small Cap Growth Fund paid brokerage commissions of $463,151; Driehaus Small/Mid Cap Growth Fund paid brokerage commissions of $5,891, and Driehaus Event Driven Fund paid brokerage commissions of $232,526.

For the fiscal year ended December 31, 2019, the Driehaus Emerging Markets Growth Fund paid brokerage commissions of $6,307,215; Driehaus Emerging Markets Small Cap Growth Fund paid brokerage commissions of $469,366; Driehaus Emerging Markets Opportunities Fund paid brokerage commissions of $77,601; Driehaus International Small Cap Growth Fund paid brokerage commissions of $392,774; Driehaus Micro Cap Growth Fund paid brokerage commissions of $883,351; Driehaus Small Cap Growth Fund paid brokerage commissions of $402,657; Driehaus Small/Mid Cap Growth Fund paid brokerage commissions of $01, and Driehaus Event Driven Fund paid brokerage commissions of $86,123.

[1]	The Driehaus Small/Mid Cap Growth Fund commenced operations on May 1, 2020.

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For the fiscal year ended December 31, 2018, the Driehaus Emerging Markets Growth Fund paid brokerage commissions of $8,417,005; Driehaus Emerging Markets Small Cap Growth Fund paid brokerage commissions of $4,653,810; Driehaus Emerging Markets Opportunities Fund paid brokerage commissions of $113,480; Driehaus International Small Cap Growth Fund paid brokerage commissions of $676,084; Driehaus Micro Cap Growth Fund paid brokerage commissions of $1,040,434; Driehaus Small Cap Growth Fund paid brokerage commissions of $280,679, Driehaus Small/Mid Cap Growth Fund paid brokerage commissions of $01, and Driehaus Event Driven Fund paid brokerage commissions of $285,753

Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, shareholder purchase/redemption activity, varying market conditions and other factors.

With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Adviser may select a broker or dealer that furnishes it with brokerage or research services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, computer data bases, quotation equipment and services, research-oriented computer software and services, monitoring and reporting services, and services of economic and other consultants consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended. As a result of such research, the Adviser may cause a Fund to pay commissions that are higher than otherwise obtainable from other brokers, provided that the Adviser determines in good faith that the commissions are reasonable in relation to the brokerage or research services provided by the broker. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients’ accounts in the aggregate, including the Funds, to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser may receive from brokers and dealers products or services that are used both as investment research and for administrative, marketing or other nonresearch purposes. In such instances, the Adviser will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, and this allocation process poses a potential conflict of interest to the Adviser. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Funds), while the portions of the costs attributable to nonresearch usage of such products or services is paid by the Adviser in cash. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser, and not all such research products or services are used in connection with the management of the Funds. Information received from brokers by the Adviser will be in addition to, and not in lieu of, the services required to be performed under the advisory agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

Directed Brokerage. During the year ended December 31, 2020, certain Funds allocated a portion of their brokerage transactions to firms based upon research services and brokerage services provided. The table below shows the amount of brokerage transactions allocated and related commissions paid by the Funds during the fiscal year ended December 31, 2020 for research services other than proprietary research provided by the executing broker. All research services and information provided by the executing broker are not included in amounts below and are instead included in the total fiscal year commission amounts previously disclosed.

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Fund Name	Amount of Brokerage Transactions	Brokerage Commissions Paid
Driehaus Emerging Markets Growth Fund	$4,317,294,907	$4,661,109
Driehaus Emerging Markets Small Cap Growth Fund	$217,798,477	$233,755
Driehaus Emerging Markets Opportunities Fund	$56,023,119	$47,140
Driehaus International Small Cap Growth Fund	$267,590,218	$176,020
Driehaus Micro Cap Growth Fund	$296,573,641	$272,641
Driehaus Small Cap Growth Fund	$341,844,578	$175,324
Driehaus Small/Mid Cap Growth Fund	$9,480,149	$2,260
Driehaus Event Driven Fund	$65,288,853	$97,647

Regular Broker-Dealers. The following information is provided with respect to the Funds’ “regular broker-dealers.” The term “regular broker-dealers” means, any of the ten brokers or dealers who, for the fiscal year ended December 31, 2020: 1) received the greatest dollar amount of brokerage commissions from the Funds; 2) engaged as principal in the largest dollar amount of portfolio transactions for the Funds; or 3) sold the largest dollar amount of securities of the Funds.

The chart below identifies the Funds’ “regular broker-dealers,” the securities of which were held by the Funds as of December 31, 2020 and the dollar value of such securities:

Regular Broker-Dealer or Parent (Issuer)	Value as of December 31, 2020
Driehaus Event Driven Fund:
JPMorgan Chase & Co.	$3,765,282.04

ADDITIONAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in a Fund. It is not intended to be a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable federal income tax laws of the United States as of the date of this SAI, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect.

Each Fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), to permit it to be treated as a regulated investment company. Such provisions generally relieve a Fund of federal income tax to the extent its investment company taxable income (determined without regard to the deduction for dividends paid by the Fund) and net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards available from prior years) are currently distributed to shareholders. In order to qualify for such provisions, each Fund must, among other things, maintain a diversified portfolio, which requires that at the close of each quarter of the taxable year (i) at least 50% of the market value of its total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of the total assets of the Fund are invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships. The requirements for qualification as a regulated investment company may limit the extent to which a Fund may invest in some investments.

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If for any taxable year a Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a regular corporation subject to federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and individual and other noncorporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” under Section 1(h)(11) of the Code, as discussed below, provided certain holding period and other requirements are satisfied.

Distributions of investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Under Section 1(h)(11) of the Code, qualified dividend income received by individual and other noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 20%. Qualified dividend income generally includes dividends from certain domestic corporations and dividends from “qualified foreign corporations.” For these purposes, a qualified foreign corporation is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code.

A Fund generally can pass the federal income tax treatment of qualified dividend income it receives through to its shareholders to the extent of the aggregate qualified dividends received by the Fund. For a Fund to receive qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. If a Fund lends portfolio securities, amounts received by the Fund that are the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. If a Fund receives dividends from another fund that qualifies as a regulated investment company and the other fund designates such dividends as qualified dividend income, then the Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets the holding period and other requirements with respect to its shares of the other fund. Distributions of net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all distributions will be designated by a Fund and reported to shareholders annually.

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Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared.

Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a Fund pays a dividend or distribution will, in effect, receive a return of a portion of his, her or its investment in such dividend or distribution. The dividend or distribution would nonetheless be taxable to the shareholder (if shares are held in a taxable account), even if the net asset value of shares was reduced below such shareholder’s cost. However, for federal income tax purposes, the shareholder’s original cost would continue as his, her or its tax basis, except as set forth above with respect to returns of capital.

To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. Shareholders may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stock or securities in foreign corporations, and such Fund distributes at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax exempt interest, if any, the Fund may file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their U.S. federal taxable income, or, alternatively, use them as foreign tax credits against their U.S. federal income tax liability, subject in both cases to applicable limitations. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by such Fund, although such shareholders may be able to claim a credit for foreign taxes paid and in any event will be required to include their share of such taxes in gross income. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Funds will notify their respective shareholders of the amount of each shareholder’s pro rata share of foreign income taxes paid by such Fund, if the Fund qualifies to pass along such credit. If a Fund does not make such an election, the net investment income of that particular Fund will be reduced by the foreign taxes paid by the Fund and its shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.

Each Fund may engage in certain options, futures, forwards, swaps, short sales, foreign currency and other transactions. These transactions may be subject to special provisions under the Code that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s portfolio securities. These rules could therefore affect the character, amount and timing of distributions made to shareholders.

For federal income tax purposes, each Fund generally is required to recognize as income for each taxable year its net unrealized capital gains and losses as of the end of the year on certain futures, futures options, non-equity options positions and certain foreign currency contracts (“year-end mark-to-market”). Generally, any gain or loss recognized with respect to such positions is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding periods of the positions. However, in the case of positions classified as part of a “mixed straddle,” in which an election is properly made, the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (i) will generally affect the holding period of the hedged securities; and (ii) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

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A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

The Funds may enter into swaps or other notional principal contracts. Payments made or received pursuant to the terms of a notional principal contract are divided into three categories, (i) a “periodic” payment; (ii) a “nonperiodic” payment; and (iii) a “termination” payment. Periodic payments are payments made or received pursuant to a notional principal contract that are payable at intervals of one year or less during the entire term of the contract, that are based on certain types of specified indexes (which include indexes based on objective financial information), and that are based on either a single notional principal amount or a notional principal amount that varies over the term of the contract in the same proportion as the notional principal amount that measures the other party’s payments. A nonperiodic payment is any payment made or received with respect to a notional principal contract that is not a periodic payment or a “termination payment.” All taxpayers, regardless of their method of accounting, must generally recognize for federal income tax purposes the ratable daily portion of a periodic and a nonperiodic payment for the taxable year to which that payment relates.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

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A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Each Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS, a portion of a Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

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Each Fund anticipates distributing to shareholders annually all net capital gains, if any that have been recognized for federal income tax purposes including year-end mark-to-market gains. Shareholders will be advised of the nature of these payments.

Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the interest expense limitations under Code Section 163(j). Such treatment by a shareholder is generally subject to holding period requirements and other potential limitations. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income. A Fund may choose not to designate Section 163(j) interest dividends.

Each Fund is subject to a nondeductible 4% federal excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending October 31, plus any undistributed amounts from prior calendar years, minus any overdistribution from prior calendar years. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Funds intend to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of this 4% excise tax.

A shareholder who redeems or exchanges shares of a Fund will generally recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed or exchanged and the basis of such shares. If a shareholder held such shares for more than one year, the gain, if any, will be a long-term capital gain. Long-term capital gain is taxable to individual and other non-corporate shareholders at a maximum federal income tax rate of 20%. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. If a shareholder realizes a loss on the redemption of a Fund’s shares and reinvests in substantially identical shares of the Fund (including through dividend reinvestment) or other substantially identical stock or securities within 30 days before or after the redemption, the transactions may be subject to the “wash sale” rules resulting in a postponement of the recognition of such loss for federal income tax purposes. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized on the redemption of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Passive Foreign Investment Companies. Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies (“PFICs”). Gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, each Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned (or deemed earned) from PFICs, regardless of whether such income and gains are distributed to shareholders.

Each Fund intends to make a mark-to-market election, where applicable, to treat PFICs as sold on the last day of the Fund’s taxable year and recognize any gains for federal income tax purposes at that time; such losses may not be recognized or may be limited. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions. In addition, under certain circumstances another election may be available that would require the Fund to include its share of the PFIC’s income and net capital gain annually in income, regardless of whether distributions are received from the PFIC in a given year.

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Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to a shareholder who fails to provide the Fund with his, her or its correct taxpayer identification number or who fails to make required certifications or if the Fund or a shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability on such shareholder’s federal income tax return.

Cost Basis Information. The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Funds through a tax-advantaged arrangement, such as a 401(k) or an IRA.

When required to report cost basis, the Funds will calculate it using the Funds’ default method, which is the average cost basis, unless you instruct the Funds to use a different calculation method. For additional information regarding the Funds’ available cost basis reporting methods, including the default method, please contact the Funds. If you hold your Fund shares through a financial intermediary, please contact that intermediary with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Funds if you intend to utilize a method other than the Funds’ default method for covered shares.

The Funds will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Funds.

Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty. However, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributed to qualified short-term gain (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributed to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Recently issued proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

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Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the U.S., plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USPRIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local and foreign tax consequences to them before investing in a Fund’s shares.

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APPENDIX – RATINGS

Ratings in General

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weights to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings of long-term corporate debt securities used by Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”).

Ratings by Moody’s

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-1

Ratings by S&P*

AAA.   An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA.   An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A.   An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB.   An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB.   An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B.   An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC.   An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC.   An obligation rated 'CC' is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C.   An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D.   An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

*	Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

A-2

DRIEHAUS MUTUAL FUNDS
FORM N-lA
PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

(a)(i)	Registrant’s Amended and Restated Declaration of Trust dated June 6, 2013 is incorporated herein by reference to Exhibit (a)(i) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 1, 2013.

(a)(ii)	Written Instrument Amending the Amended and Restated Declaration of Trust dated June 4, 2015 is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 19, 2015.

(a)(iii)	Written Instrument Establishing and Designating Driehaus International Small Cap Growth Fund dated February 26, 2007 is incorporated herein by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A filed with the SEC on May 9, 2007.

(a)(iv)	Written Instrument Establishing and Designating Driehaus Emerging Markets Small Cap Growth Fund dated February 22, 2011 is incorporated herein by reference to Exhibit (a)(vix) of Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 30, 2011.

(a)(v)	Written Instrument Establishing and Designating Driehaus Event Driven Fund dated November 27, 2012 is incorporated herein by reference to Exhibit (a)(xii) of Post-Effective Amendment No. 63 to Registrant’s Registration Statement on Form N-1A filed with the SEC on January 7, 2013.

(a)(vi)	Written Instrument Establishing and Designating Driehaus Micro Cap Growth Fund dated June 6, 2013 is incorporated herein by reference to Exhibit (a)(ix) of Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 22, 2013.

(a)(vii)	Written Instrument Establishing and Designating Driehaus Emerging Markets Opportunities Fund (formerly, Driehaus Multi-Asset Growth Economies Fund) dated September 14, 2016 is incorporated herein by reference to Exhibit (a)(xi) of Post-Effective Amendment No. 103 to Registrant’s Registration Statement on Form N-1A filed with the SEC on October 28, 2016.

(a)(viii)	Written Instrument Changing The Name Of The Driehaus Multi-Asset Growth Economies Fund (Currently, Driehaus Emerging Markets Opportunities Fund) dated November 14, 2019, is incorporated herein by reference to Exhibit (a)(ix) of Post Effective Amendment No. 140 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

(a)(ix)	Written Instrument Establishing and Designating Driehaus Small Cap Growth Fund dated November 29, 2016 is incorporated herein by reference to Exhibit (a)(xii) of Post-Effective Amendment No. 119 to Registrant’s Registration Statement on Form N-1A filed with the SEC on May 17, 2017.

(a)(x)	Written Instrument Establishing and Designating Classes of Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund dated June 8, 2017 is incorporated herein by reference to Exhibit (a)(xiii) of Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A filed with the SEC on July 14, 2017.

(a)(xi)	Written Instrument Establishing and Designating Driehaus Small/Mid Cap Growth Fund dated November 14, 2019 is incorporated herein by reference to Exhibit (a)(xi) of Post-Effective Amendment No. 139 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 14, 2020.

(b)	Registrant’s Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 94 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 26, 2016.

(c)	Not Applicable.

(d)(i)	Interim Investment Advisory Agreement dated March 9, 2021 between the Registrant and Driehaus Capital Management LLC (the “Adviser”) is filed herewith.

(e)(i)	Distribution Agreement dated January 1, 2020, between the Registrant and Foreside Financial Services, LLC is incorporated herein by reference as Exhibit (e)(i) of Post-Effective Amendment No. 140 to Registrant’s Registration Statement on N-1A filed with the SEC on April 29, 2020.

(e)(ii)	First Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC is Incorporated Herein by Reference as Exhibit (e)(ii) of Post-Effective Amendment No. 140 To Registrant’s Registration Statement on N-1A Filed with the SEC on April 29, 2020.

(f)	Not Applicable.

(g)	Custody Agreement dated August 12, 2009 between the Registrant and The Northern Trust Company is incorporated herein by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 26, 2010.

(h)(i)	Transfer Agency Services Agreement dated June 1, 2020, between the Registrant and The Northern Trust Company (the “Transfer Agent”), is filed herewith as Exhibit (h)(i).

(h)(ii)	Administration Agreement dated June 1, 2020, between the Registrant and The Northern Trust Company (the “Transfer Agent”), is filed herewith as Exhibit (h)(ii).

(h)(iii)	Amendment to Transfer Agency Services Agreement and Administration Agreement dated August 1, 2020, between the Registrant and The Northern Trust Company (the “Transfer Agent”), is filed herewith as Exhibit (h)(iii).

(h)(iv)	Expense Limitation Agreement with respect to the Driehaus Emerging Markets Small Cap Growth Fund effective as of March 9, 2021, is filed herewith as Exhibit (h)(iv).

(h)(v)	Expense Limitation Agreement with Respect to the Driehaus Small/Mid Cap Growth Fund effective March 9, 2020, is filed herewith as Exhibit h(v).

(h)(vi)	Expense Limitation Agreement with Respect to the Driehaus Small Cap Growth Fund effective as of March 9, 2021, is filed herewith as Exhibit (h)(vii).

(h)(vii)	Expense Limitation Agreement with Respect to the Driehaus Emerging Markets Opportunities Fund effective as of March 9, 2021, is filed herewith as Exhibit (h)(viii).

(h)(viii)	Agreement and Plan of Exchange for Driehaus International Small Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xvi) of Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed with the SEC on September 7, 2007.

(h)(ix)	Agreement and Plan of Exchange for Driehaus Emerging Markets Small Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xxv) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 10, 2011.

(h)(x)	Agreement and Plan of Exchange for Driehaus Event Driven Fund is incorporated herein by reference to Exhibit (h)(xxiii) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 1, 2013.

(h)(xi)	Agreement and Plan of Exchange for Driehaus Micro Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xxv) of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A filed with the SEC on November 5, 2013.

(h)(xiii)	Agreement and Plan of Exchange for Driehaus Emerging Markets Opportunities Fund (formerly, Driehaus Multi-Asset Growth Economies Fund) is incorporated herein by reference as Exhibit (h)(xxvi) of Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 15, 2017.

(h)(xiv)	Agreement and Plan of Exchange for Driehaus Small Cap Growth Fund is incorporated herein by reference as Exhibit (h)(xxvii) of Post-Effective Amendment No. 124 to Registrant’s Registration Statement on Form N-1A filed with the SEC on July 31, 2017.

(h)(xv)	Shareholder Services Plan with respect to Driehaus Event Driven Fund is incorporated herein by reference to Exhibit (h)(xxvi) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 1, 2013.

(h)(xvi)	Shareholder Services Plan with respect to Driehaus Emerging Markets Growth Fund is incorporated herein by reference to Exhibit (h)(xxx) of Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A filed with the SEC on July 14, 2017.

(h)(xvii)	Shareholder Services Plan with respect to Driehaus Small Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xxxii) of Post-Effective Amendment No. 124 to Registrant’s Registration Statement on Form N-1A filed with the SEC on July 31, 2017.

(h)(xviii)	Letter Agreement between the Registrant and the Adviser with respect to CFTC Rule 4.5 Compliance and Filing Services is filed herewith as Exhibit (h)(xviii).

(i)	Opinion and Consent of Vedder Price P.C. is Filed Herewith as Exhibit (i).

(j)	Consent of Ernst & Young LLP is filed herewith as Exhibit (j).

(k)	Not Applicable.

(l)(i)	Subscription Agreement for Driehaus Emerging Markets Small Cap Growth Fund is incorporated herein by reference to Exhibit (l)(v) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 10, 2011.

(l)(ii)	Subscription Agreement for Driehaus Event Driven Fund is incorporated herein by reference to Exhibit (l)(v) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 1, 2013.

(l)(iii)	Subscription Agreement for Driehaus Micro Cap Growth Fund is incorporated herein by reference to Exhibit (l)(vi) of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A filed with the SEC on November 5, 2013.

(l)(iv)	Subscription Agreement for Driehaus Emerging Markets Opportunities Fund (formerly, Driehaus Multi-Asset Growth Economies Fund) is incorporated herein by reference to Exhibit (l)(vii) of Post-Effective Amendment No. 115 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 25, 2017.

(l)(v)	Subscription Agreement for Driehaus Small Cap Growth Fund is incorporated herein by reference to Exhibit (l)(vii) of Post-Effective Amendment No. 135 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 27, 2018.

(l)(vi)	Subscription Agreement for Driehaus Small/Mid Cap Growth Fund is incorporated herein by reference to Exhibit (l)(vii) of Post-Effective Amendment No. 140 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

(m)	Not Applicable.

(n)	Multiple Class Plan Pursuant to Rule 18f-3 dated as of June 8, 2017 for Driehaus Emerging Markets Growth Fund and Driehaus Small Cap Growth Fund is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A filed with the SEC on July 14, 2017.

(p)	Code of Ethics and Business Conduct is incorporated herein by reference to Exhibit (p) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 19, 2015.

(q)(i)	Powers of Attorney of Theodore J. Beck, Francis J. Harmon, Christopher J. Towle, Dawn M. Vroegop And Daniel F. Zemanek Are filed herewith as exhibit (q)(i).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not applicable.

ITEM 30. INDEMNIFICATION.

Pursuant to Article V of the Amended and Restated Declaration of Trust (the “Declaration of Trust”), Trustees are not personally liable to any person other than the Registrant and the shareholders for any act, omission or obligation of the Registrant or another Trustee. Pursuant to the Declaration of Trust, no person who is or has been a Trustee shall be subject to any personal liability to the Registrant or shareholders except for liability arising from failure to perform his or her duties in conformance with the Declaration of Trust or from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Registrant generally indemnifies Trustees against all liabilities and expenses incurred by reason of being a Trustee, except subject to applicable law.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Name	Position with Adviser	Other Business, Profession, Vocation or Employment
Stephen T. Weber	Chief Executive Officer, President and Head of Distribution	Director of Driehaus Trust Company LLC (“DTC”), President and Chief Executive Officer of Driehaus Securities LLC (“DS LLC”), President of Driehaus Capital Management (USVI) LLC (“DCM USVI”)
Janet L. McWilliams	General Counsel and Secretary	General Counsel and Secretary of DS LLC and Senior Vice President and Secretary of DCM USVI
Robert M. Kurinsky	Chief Financial Officer, Chief Operating Officer, and Treasurer	Chief Financial Officer and Treasurer of DS LLC and Vice President, Treasurer and Chief Financial Officer of DCM USVI
Thomas M. Seftenberg	Director of Relationship Management and Ex-U.S. Distribution	Director of Relationship Management and Ex-U.S. Distribution of DS LLC
Christina E. Algozine	Assistant Secretary	Assistant Secretary of DS LLC and DCM USVI
Anne S. Kochevar	Assistant Vice President and Chief Compliance Officer	Assistant Vice President and Chief Compliance Officer of DS LLC

The principal business address: (i) of DCM USVI is 25 East Erie Street, Chicago, Illinois 60611; and (ii) of DTC is 4785 Caughlin Parkway Reno, NV 89519.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a)	Foreside Financial Services, LLC (f/k/a/ BHIL Distributors, LLC) (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	2nd Vote Funds
2.	13D Activist Fund, Series of Northern Lights Fund Trust
3.	AAMA Equity Fund, Series of Asset Management Fund
4.	AAMA Income Fund, Series of Asset Management Fund
5.	Advisers Investment Trust
6.	AltShares Trust
7.	BMO Funds, Inc.
8.	BMO LGM Frontier Markets Equity Fund
9.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
10.	Bow River Capital Evergreen Fund
11.	Conversus StepStone Private Markets
12.	Cook & Bynum Funds Trust
13.	Datum One Series Trust
14.	Diamond Hill Funds
15.	Driehaus Mutual Funds
16.	Emles Trust
17.	FlowStone Opportunity Fund
18.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV
19.	Inspire Corporate Bond Impact ETF, Series of Northern Lights Fund Trust IV
20.	Inspire Faithward Large Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV
21.	Inspire Faithward Mid Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV
22.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
23.	Inspire International ESG ETF, Series of Northern Lights Fund Trust IV
24.	Inspire Small Mid Cap Impact ETF, Series of Northern Lights Fund Trust IV
25.	Inspire Tactical Balanced ESG ETF, Series of Northern Lights Fund Trust IV
26.	Pax World Funds Series Trust
27.	Pax World Funds Series Trust III
28.	Praxis Mutual Funds
29.	Primark Private Equity Investments Fund
30.	Rimrock Funds Trust
31.	SA Funds – Investment Trust
32.	Sequoia Fund, Inc.
33.	Simplify Exchange Traded Funds
34.	Siren ETF Trust
35.	Towpath Focus Fund, Series of MSS Series Trust
36.	Towpath Technology Fund, Series of MSS Series Trust

(b)	The following are the Officers and Manager of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer, and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents are maintained:

(i)	At the offices of the Registrant;

(ii)	At the offices of Registrant’s investment adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, One East Erie Street, Chicago, Illinois 60611 and 17 East Erie, Chicago, Illinois 60611; or

(iii)	At the offices of Registrant’s custodian, transfer agent, and administrator, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, and 333 South Wabash Avenue, Chicago, Illinois 60604

ITEM 34. MANAGEMENT SERVICES.

Not applicable.

ITEM 35. UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 142 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on the 27th day of April, 2021.

DRIEHAUS MUTUAL FUNDS

By:	/s/ Stephen T. Weber
Stephen T. Weber, President

Pursuant to the requirements of the 1933 Act, this Amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 27th day of April, 2021.

/s/ Stephen T. Weber	President (Principal Executive Officer)
Stephen T. Weber
*	Trustee
Theodore J. Beck

*	Trustee
Francis J. Harmon

*	Trustee
Christopher J. Towle

*	Trustee
Dawn M. Vroegop

*	Trustee
Daniel F. Zemanek

/s/ Robert M. Kurinsky	Treasurer (Principal Financial Officer)
Robert M. Kurinsky

By:	/s/ Robert M. Kurinsky
Attorney-In-Fact (pursuant to Power of Attorney)

*	Signed by Robert M. Kurinsky pursuant to Powers of Attorney filed herewith as Exhibit (q)(i).

EXHIBIT INDEX
DRIEHAUS MUTUAL FUNDS
FORM N-1A REGISTRATION STATEMENT

Exhibit No.	Description
EX-99.28(d)(i)	Interim Investment Advisory Agreement dated March 9, 2021 between the Registrant and Driehaus Capital Management LLC
EX-99.28(h)(i)	Transfer Agency Services Agreement dated June 1, 2020, between the Registrant and The Northern Trust Company
EX-99.28(h)(ii)	Administration Agreement dated June 1, 2020, between the Registrant and The Northern Trust Company
EX-99.28(h)(iii)	Amendment to Transfer Agency Services Agreement and Administration Agreement dated August 1, 2020, between the Registrant and The Northern Trust Company
EX-99.28(h)(iv)	Expense Limitation Agreement with Respect to the Driehaus Emerging Markets Small Cap Growth Fund effective as of March 9, 2021
EX-99.28(h)(v)	Expense Limitation Agreement with Respect to the Driehaus Small/Mid Cap Growth Fund effective March 9, 2020
EX-99.28(h)(vi)	Expense Limitation Agreement with Respect to the Driehaus Small Cap Growth Fund effective as of March 9, 2021
EX-99.28(h)(vii)	Expense Limitation Agreement with Respect to the Driehaus Emerging Markets Opportunities Fund effective as of March 9, 2021
EX-99.28(h)(xvii)	Letter Agreement between the Registrant and the Adviser with respect to CFTC Rule 4.5 Compliance and Filing Services
EX-99.28(i)	Opinion and Consent of Vedder Price P.C.
EX-99.28(j)	Consent of Ernst & Young LLP
EX-99.28(q)(i)	Powers of Attorney for Theodore J. Beck, Francis J. Harmon, Christopher J. Towle, Dawn M. Vroegop, and Daniel Zemanek
101	Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
101.INS	XBRL Instance
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Labels Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase